                                                                    EXHIBIT 99.1


                       TRUST SALE AND SERVICING AGREEMENT



                                      AMONG



                      GENERAL MOTORS ACCEPTANCE CORPORATION

                                    SERVICER


                     WHOLESALE AUTO RECEIVABLES CORPORATION

                                     SELLER



                                       AND



                 SUPERIOR WHOLESALE INVENTORY FINANCING TRUST V

                                     ISSUER




                            DATED AS OF MAY 18, 1999


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                                TABLE OF CONTENTS

                                                                                                       PAGE
ARTICLE I
         CERTAIN DEFINITIONS
         SECTION 1.1        Definitions..................................................................1

ARTICLE II
         CONVEYANCE OF ELIGIBLE RECEIVABLES;
         ISSUANCE OF INITIAL SECURITIES
         SECTION 2.1       Conveyance of Eligible Receivables............................................2
         SECTION 2.2       Custody of Documentation......................................................3
         SECTION 2.3       Acceptance by the Issuer......................................................3
         SECTION 2.4       Representations and Warranties under the Pooling and
                           Servicing Agreement...........................................................3
         SECTION 2.5       Repurchase of Receivables Upon Breach of Warranty;
                           Administrative Receivables....................................................4
         SECTION 2.6       Covenants.....................................................................5
         SECTION 2.7       Addition of Accounts..........................................................6
         SECTION 2.8       Optional Removal of Accounts..................................................7
         SECTION 2.9       Removal of Ineligible Accounts................................................8

ARTICLE III
         THE SELLER
         SECTION 3.1       Representations of the Seller.................................................9
         SECTION 3.2       Liability of Seller..........................................................11
         SECTION 3.3       Merger or Consolidation of, or Assumption of the Obligations
                           of, Seller; Amendment of Certificate of Incorporation........................11
         SECTION 3.4       Limitation on Liability of Seller and Others.................................13
         SECTION 3.5       Seller May Own Notes or Certificates.........................................13

ARTICLE IV
         SERVICER'S COVENANTS; DISTRIBUTIONS; RESERVE FUNDS;
         STATEMENTS TO SECURITYHOLDERS
         SECTION 4.1       Annual Statement as to Compliance; Notice of Servicing
                           Default......................................................................13
         SECTION 4.2       Annual Independent Accountants' Report.......................................14
         SECTION 4.3       Access to Certain Documentation and Information Regarding
                           Accounts and Receivables.....................................................14
         SECTION 4.4       Enforcement of Receivables...................................................15
         SECTION 4.5       Allocations; Distributions...................................................15
         SECTION 4.6       SWIFT V Reserve Funds and the Reserve Fund...................................24
         SECTION 4.7       Net Deposits.................................................................26
         SECTION 4.8       Statements to Securityholders................................................26

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
         SECTION 4.9       New Issuances; Changes in Specified Maximum Revolver  B
                           Balance......................................................................28

ARTICLE V
         SERVICING FEE

         SECTION 5.1       Servicing Compensation.......................................................29

ARTICLE VI
         SECURITYHOLDER ACCOUNTS; COLLECTIONS,
         DEPOSITS AND INVESTMENTS; ADVANCES

         SECTION 6.1       Establishment of Accounts....................................................30
         SECTION 6.2       Collections..................................................................34

ARTICLE VII
         LIABILITIES OF SERVICER AND OTHERS

         SECTION 7.1       Liability of Servicer; Indemnities...........................................35
         SECTION 7.2       Merger or Consolidation of, or Assumption of the Obligations
                           of, the Servicer.............................................................37
         SECTION 7.3       Limitation on Liability of Servicer and Others...............................37
         SECTION 7.4       Delegation of Duties.........................................................38
         SECTION 7.5       Servicer Not to Resign.......................................................38

ARTICLE VIII
         DEFAULT
         SECTION 8.1       Servicing Defaults...........................................................38
         SECTION 8.2       Consequences of a Servicing Default..........................................39
         SECTION 8.3       Indenture Trustee to Act; Appointment of Successor...........................40
         SECTION 8.4       Notification to Securityholders..............................................41
         SECTION 8.5       Waiver of Past Defaults......................................................41
         SECTION 8.6       Repayment of Advances........................................................42

ARTICLE IX
         EARLY AMORTIZATION EVENTS; TERMINATION
         SECTION 9.1       Early Amortization Events....................................................42
         SECTION 9.2       Insolvency Events............................................................44
         SECTION 9.3       Optional Purchase by the Servicer............................................44
         SECTION 9.4       Termination..................................................................45
         SECTION 9.5       Recommencement of Revolving Period...........................................45

ARTICLE X
         MISCELLANEOUS PROVISIONS
         SECTION 10.1      Amendment....................................................................47
         SECTION 10.2      Protection of Title to the Owner Trust Estate................................49
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
         SECTION 10.3      Notices  ....................................................................51
         SECTION 10.4      GOVERNING LAW................................................................51
         SECTION 10.5      Severability of Provisions...................................................51
         SECTION 10.6      Assignment...................................................................51
         SECTION 10.7      Third-Party Beneficiaries....................................................51
         SECTION 10.8      Counterparts.................................................................52
         SECTION 10.9      Headings ....................................................................52
         SECTION 10.10     Assignment to Indenture Trustee..............................................52
         SECTION 10.11     No Petition Covenants........................................................52
         SECTION 10.12     Further Assurances...........................................................52
         SECTION 10.13     No Waiver; Cumulative Remedies...............................................52
         SECTION 10.14     Merger and Integration.......................................................52
         SECTION 10.15     Limitation of Liability of Indenture Trustee and
                           Owner Trustee................................................................53


EXHIBIT A         Form of Assignment for the Initial Closing Date
EXHIBIT B         Locations of Schedule of Accounts
EXHIBIT C         Form of Assignment for Each Addition Date
EXHIBIT D         Form of Opinion of Counsel With Respect to Addition of Accounts

APPENDIX A        Definitions and Rules of Construction
APPENDIX B        Notices and Addresses




                                      -iii-

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                  THIS TRUST SALE AND SERVICING AGREEMENT is made as of May 18,
1999, by and among GENERAL MOTORS ACCEPTANCE CORPORATION, a Delaware corporation ("GMAC") and in its capacity as Servicer under the Pooling and Servicing Agreement and hereunder (the "Servicer"), WHOLESALE AUTO RECEIVABLES CORPORATION, a Delaware corporation (the "Seller"), and SUPERIOR WHOLESALE INVENTORY FINANCING TRUST V, a Delaware business trust (the "Issuer" or the "Trust").

                  WHEREAS, on the Initial Closing Date, GMAC has sold the Eligible Receivables in the Accounts in the Pool of Accounts to the Seller and, as Servicer, has agreed to service all Receivables in such Accounts pursuant to the Pooling and Servicing Agreement;

                  WHEREAS, the Seller desires to sell the Eligible Receivables in the Accounts in the Pool of Accounts to the Issuer on the Initial Closing Date in exchange for the Initial Securities pursuant to the terms of this Agreement and to sell to the Issuer any Eligible Receivables thereafter arising in such Accounts, and the Issuer desires to purchase all such Eligible Receivables;

                  WHEREAS, the Servicer desires to perform the servicing obligations set forth herein for and in consideration of the fees and other benefits set forth in this Agreement and in the Pooling and Servicing Agreement; and

                  WHEREAS, the Seller and the Issuer wish to set forth the terms pursuant to which the Eligible Receivables in the Accounts in the Pool of Accounts and all related Collateral Security are to be sold by the Seller to the Issuer on the Initial Closing Date and thereafter and all Receivables in such Accounts serviced by the Servicer.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                    ARTICLE I
                               CERTAIN DEFINITIONS

                  SECTION 1.1 Definitions. Certain capitalized terms used in the above recitals and in this Agreement are defined in and shall have the respective meanings assigned to them in Part I of Appendix A to this Agreement. All references herein to "the Agreement" or "this Agreement" are to this Trust Sale and Servicing Agreement as it may be amended, supplemented or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in Appendix A, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of Appendix A shall be applicable to this Agreement.

                                   ARTICLE II
                       CONVEYANCE OF ELIGIBLE RECEIVABLES;
                         ISSUANCE OF INITIAL SECURITIES

                 SECTION 2.1 Conveyance of Eligible Receivables.

                  (a) In consideration of the Issuer's delivery on the Initial Closing Date of the 1999-A Term Notes, the 1999-RN1 Revolving Note and the 1999-A Certificates with an initial Certificate Balance of $185,800,000 to, or upon the order of, the Seller, the Seller does hereby enter into this Agreement and agree to fulfill all of its obligations hereunder and does hereby sell, transfer, assign and otherwise convey to the Issuer, without recourse (except as expressly provided herein), pursuant to an assignment in the form of Exhibit A hereto, on the Initial Closing Date, (i) all of its right, title and interest in, to and under all of the Eligible Receivables existing in the Accounts listed on the Schedule of Accounts (which is on file at the locations set forth in Exhibit B hereto) as of the close of business on the Initial Cut-Off Date and all monies due or to become due thereon after the Initial Cut-Off Date, all Collateral Security with respect thereto and all amounts received with respect thereto (including all Interest Collections received in the calendar month in which the Initial Cut-Off Date occurs, whether or not received prior to the Initial Cut-Off Date), (ii) all of its right, title and interest in, to and under Article IV and Sections 3.04(c) and 6.03 of the Pooling and Servicing Agreement with respect to such Receivables, including the right of the Seller to cause GMAC or the Servicer to repurchase Receivables under certain circumstances, (iii) all of its right, title and interest in, to and under the Custodian Agreement with respect to such Receivables and (iv) all of its right, title and interest in all proceeds of the foregoing (including "proceeds" as defined in Section 9-306 of the UCC and Recoveries).

                  (b) As of each Receivables Purchase Date, the Seller does hereby sell, transfer, assign and otherwise convey to the Trust, without recourse (except as expressly provided herein), (i) all of its right, title and interest in, to and under all Eligible Receivables created or deemed created in the Accounts in the Pool of Accounts on such date and all monies due or to become due thereon after such Receivables Purchase Date, all Collateral Security with respect thereto and all amounts received with respect thereto, (ii) all of its right, title and interest in, to and under Article IV and Sections 3.04(c) and 6.03 of the Pooling and Servicing Agreement, including the right of the Seller to cause GMAC or the Servicer to repurchase Receivables under certain circumstances, (iii) all of its right, title and interest in, to and under the Custodian Agreement with respect to such Receivables and (iv) all of its right, title and interest in all proceeds of the foregoing (including "proceeds" as defined in Section 9-306 of the UCC and Recoveries). The Trust shall pay for the property purchased on any Receivables Purchase Date as set forth in Section 4.5(d)(i), with the purchase price equal to the principal balance of the Receivables so purchased on such date.

                  (c) It is the intention of the Seller and the Issuer that the transfers and assignments contemplated by this Agreement shall constitute sales of the property described in Sections 2.1(a) and (b) from the Seller to the Issuer and that the beneficial interest in and title to such property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any Insolvency Law. Notwithstanding the foregoing, in the event a court of competent jurisdiction determines that such transfers and assignments did not constitute such sales or that such beneficial interest is a part of the Seller's estate, then the Seller shall be deemed to have granted to


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the Issuer a first priority perfected security interest in all of the Seller's right, title and interest in, to and under such property, and the Seller hereby grants such security interest. For purposes of such grant, this Agreement shall constitute a security agreement under the UCC. The foregoing sales, transfers, assignments and conveyances and any subsequent sales, transfers, assignments and conveyances do not constitute, and are not intended to result in, the creation or an assumption by the Issuer of any obligation of the Seller or any other Person in connection with the Receivables described above or under any agreement or instrument relating thereto, including any obligation to any Dealers.

                  (d) Within two Business Days after the Initial Closing Date (or such later date as may be permitted pursuant to Section 6.2), GMAC, as directed by the Seller in Section 3.06 of the Pooling and Servicing Agreement, shall cause to be deposited into the Collection Account the collections with respect to the Receivables described in Section 3.06 of the Pooling and Servicing Agreement.

                  SECTION 2.2 Custody of Documentation. In connection with the sale, transfer, assignment and conveyance of the Receivables in the Accounts in the Pool of Accounts and related Collateral Security to the Issuer hereunder, GMAC, as Custodian under the Custodian Agreement, agrees to act as Custodian thereunder for the benefit of the Issuer. The Issuer hereby accepts and agrees to the terms and provisions of the Custodian Agreement and designates GMAC as custodian with respect to the documents and instruments (as more fully described in the Custodian Agreement) associated with the Receivables related to the Accounts in the Pool of Accounts.

                  SECTION 2.3 Acceptance by the Issuer; Other Acknowledgments.

                  (a) The Issuer hereby acknowledges its acceptance of all right, title and interest previously held by the Seller to the property, now existing and hereafter created, conveyed by the Seller pursuant to Section 2.1, and declares that it shall hold such consideration upon the trust set forth in the Trust Agreement for the benefit of the Securityholders, subject to the terms and conditions of the Indenture, the Trust Agreement and this Agreement. The Issuer hereby agrees and accepts the appointment and authorization of GMAC as Servicer hereunder and under the Pooling and Servicing Agreement. The Issuer further acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, the Seller delivered to the Owner Trustee the Schedule of Accounts. The parties agree that the rights, duties and obligations of GMAC as Servicer under the Pooling and Servicing Agreement are subject to the provisions hereof, including Sections 7.2, 7.4, 7.5 and 10.2 and Article VIII. The Trust and the Indenture Trustee hereby confirm the authorization and empowerment of the Servicer under Section 3.02 of the Pooling and Servicing Agreement.

                  (b) The Issuer acknowledges and agrees to the provisions of
Section 6.03 of the Pooling and Servicing Agreement relating to Common Collateral and accepts the interests and rights in Collateral Security sold and assigned to it hereunder subject to the terms and conditions set forth in such
Section 6.03.

                  SECTION 2.4 Representations and Warranties under the Pooling and Servicing Agreement. The Seller hereby represents and warrants to the Issuer that the Seller has taken no


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action which would cause the representations and warranties of GMAC in Section
4.01(a) of the Pooling and Servicing Agreement to be false in any material respect. The foregoing representation and warranty speaks as of the Initial Cut-Off Date (as to Sections 4.01(a)(i) and (ii)), as of the related Additional Cut-Off Date with respect to each Additional Account (as to Section 4.01(a)(iii)) and as of the related Receivables Purchase Date with respect to Receivables purchased and sold after the Initial Closing Date (as to Section 4.01(a)(iv)), and shall survive the sales, transfers and assignments under
Section 2.1 to the Issuer and the pledge of the Issuer's assets to the Indenture Trustee pursuant to the Indenture. The Seller further acknowledges that the Issuer relies on the representations and warranties of the Seller under this Agreement and of GMAC under the Pooling and Servicing Agreement in accepting the Receivables hereunder and delivering the Securities. The Servicer acknowledges that the Issuer is relying on the representations, warranties and covenants of the Servicer in Section 3.04 of the Pooling and Servicing Agreement in acquiring and holding Receivables and the related Collateral Security hereunder and in issuing the Securities.

                  SECTION 2.5 Repurchase of Receivables Upon Breach of Warranty; Administrative Receivables.

                  (a) Upon discovery by the Seller, the Servicer, the Owner Trustee or the Indenture Trustee (i) of a breach of any of the representations and warranties in Section 4.01(a) of the Pooling and Servicing Agreement or in
Section 2.4 or Section 3.1 of this Agreement that materially and adversely affects the interests of the Trust in any Receivable or (ii) that the payment of all or any portion of the principal amount of any Receivable held by the Trust is deferred pursuant to DPP or any other instalment sales program or similar arrangement, the party discovering such breach shall give prompt written notice thereof to the others. No later than the second Business Day following discovery or receipt of notice of breach or deferral by the Seller and the Servicer, unless and to the extent, in the case of breach, such breach shall have been cured in all material respects, in the event of a breach of the representations and warranties made by the Seller in Section 2.4 or Section 3.1(b), the Seller shall repurchase such Receivable, or in the event of a breach of a representation and warranty under Section 4.01(a) of the Pooling and Servicing Agreement or a deferral, the Seller and the Servicer shall use reasonable efforts to enforce the obligation of GMAC under Section 4.01(a) of the Pooling and Servicing Agreement to repurchase such Receivable from the Issuer on such date; provided, however, that with respect to any breach of a representation or warranty or a deferral that affects less than the entire principal amount of any Receivable, although the Warranty Payment shall be paid promptly as described below, no repurchase and assignment shall be required until the remaining principal amount of such Receivable is collected in full or written off as uncollectible. The purchase price to be paid by the Seller or GMAC shall be an amount equal to the principal amount of such Receivable (in the case of a breach or a deferral affecting less than the entire principal amount of a Receivable, to the extent of the breach or deferral) plus all accrued and unpaid interest thereon through the date of purchase (the "Warranty Payment") to the extent of such breach of a representation or warranty or deferral (a "Warranty Receivable"), and shall be deposited into the Collection Account on such date of purchase. Without limiting the generality of the foregoing, a Receivable shall not be an Eligible Receivable, and thus shall be a Warranty Receivable and subject to repurchase, if and to the extent that (A) the Servicer adjusts downward the principal amount of such Receivable because of a rebate, refund, credit adjustment or billing error to the related Dealer or (B) such Receivable was credited in respect of a Vehicle which was refunded or returned by the related Dealer. It is understood and agreed that the obligation of GMAC or the Seller, as applicable, to repurchase any Receivable as to which a breach of a representation or warranty made in Section 2.4 or Section 3.1 hereof or Section 4.01(a) of the Pooling and Servicing Agreement has occurred and is continuing or as to which any such deferral occurs, and the obligation of the Seller and the Servicer to enforce GMAC's obligation to repurchase such Receivable pursuant to the Pooling and Servicing Agreement shall constitute the sole remedy against the Seller, the Servicer or GMAC for such breach or deferral available to the Issuer, the Securityholders, the Owner Trustee or the Indenture Trustee.

                  (b) The Servicer also acknowledges its obligations to repurchase from the Issuer Administrative Receivables pursuant to Section 3.04(c) of the Pooling and Servicing Agreement. Upon discovery by the Indenture Trustee or the Owner Trustee of a breach of any of the covenants of the Servicer in Sections 3.04(a)(viii), (ix) or (x) of the Pooling and Servicing Agreement, such party shall give prompt written notice to the other, the Servicer and the Seller.

                  (c) Upon each payment of the Administrative Purchase Payment or the Warranty Payment with respect to a Receivable, except as provided in
Section 2.5(a), the Trust shall automatically and without further action be deemed to have sold, transferred, assigned and otherwise conveyed to the Seller or Servicer, as appropriate, without recourse, representation or warranty, as of the date of such payment, all right, title and interest of the Trust in, to and under such Receivable, all monies due or to become due with respect thereto on and after such payment date and all proceeds thereof and, if such repurchase is made in connection with the repurchase hereunder of all other Receivables in the related Account held by the Trust, the related Collateral Security. The Owner Trustee and the Indenture Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall be reasonably requested by the Seller or the Servicer, as the case may be, to evidence such conveyance.

                  SECTION 2.6 Covenants. The Seller hereby covenants that:

                  (a) Negative Pledge. Except for the conveyances hereunder and the pledge of the Trust Estate to the Indenture Trustee pursuant to the Indenture, and as provided in Section 6.03 of the Pooling and Servicing Agreement, the Seller shall not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist, any Lien on any Eligible Receivable in any Account in the Pool of Accounts (and any related Vehicle Collateral Security), whether now existing or hereafter created, or any interest therein, or the Seller's rights, remedies, powers or privileges under the Pooling and Servicing Agreement conveyed to the Trust hereunder and the Seller shall defend the right, title and interest of the Trust and any Interested Party in, to and under such property, whether now existing or hereafter created against all claims of third parties claiming through or under the Seller. The Seller shall notify the Issuer promptly after becoming aware of any Lien on such property other than the conveyances contemplated hereunder.

                  (b) Delivery of Collections. If the Seller or GMAC receives payments by or on behalf of a Dealer in respect of Receivables in any Account in the Pool of Accounts or any Collateral
Security (except as contemplated in Section 6.03 of the Pooling and Servicing Agreement with respect to any property constituting Common Collateral that is not Vehicle Collateral Security in connection with Other Indebtedness), the Seller and GMAC shall deliver such payments to the

Servicer as soon as practicable after receipt thereof, but in no event later than two Business Days after the receipt thereof.

                  (c) Pooling and Servicing Agreement Matters. If GMAC breaches any of its covenants in Sections 3.01, 3.02, 3.03, 3.05, 5.01, 6.01(a), 7.01 or
7.03 of the Pooling and Servicing Agreement and such breach has a material adverse effect on the interests of the Securityholders, the Seller shall enforce its rights under the Pooling and Servicing Agreement arising from such breach.

                  SECTION 2.7 Addition of Accounts.

                  (a) Voluntary Addition. The Seller may from time to time, in its sole discretion, subject to the conditions specified in Section 2.7(b) below, designate one or more Accounts as Additional Accounts to be included in the Pool of Accounts by giving (or causing the Servicer to give on its behalf) a written notice to the Indenture Trustee, the Owner Trustee and the Rating Agencies specifying the Additional Cut-Off Date and the Addition Date (the "Addition Notice"). An Addition Notice shall be provided on or before the fifth Business Day but not more than the thirtieth day prior to the related Addition Date. If Additional Accounts are to be included in the Pool of Accounts, effective as of the related Addition Date, the Seller shall sell and assign to the Trust, and the Trust shall purchase from the Seller, all of the Seller's right, title and interest in, to and under the Eligible Receivables in the Additional Accounts and the related Collateral Security, as more fully described in the assignment referred to in subsection (b)(ii) below.

                  (b) Conditions. The Seller may convey to the Trust all Eligible Receivables and the related Collateral Security in any Additional Accounts in accordance with Section 2.7(a) only upon satisfaction of each of the following conditions on or prior to the related Addition Date:

                      (i) the Seller shall represent and warrant that as of the related Additional Cut-Off Date each such Additional Account is an Eligible Account and that each Receivable arising thereunder identified as an Eligible Receivable and conveyed to the Trust on such Addition Date is an Eligible Receivable;

                      (ii) the Seller shall have delivered to the Owner Trustee a duly executed written assignment in substantially the form of Exhibit C hereto and the list required to be delivered pursuant to
         Section 10.2(e);

                      (iii) the Seller shall have agreed to deposit in the Collection Account all Collections with respect to Eligible Receivables arising in such Additional Accounts since the Additional Cut-Off Date within two Business Days after such Addition Date (or such later date as may be permitted pursuant to Section 6.2(b);

                      (iv) as of the Addition Date, neither GMAC nor the Seller is insolvent nor shall any of them have been made insolvent by such transfer nor is either of them aware of any pending insolvency;

                      (v) the Rating Agency Condition shall have been satisfied with respect to such addition for each series or class of Securities then outstanding;


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

                      (vi) the Seller shall represent and warrant that the designation of such Additional Accounts, the inclusion of such Additional Accounts in the Pool of Accounts and the purchase of the related Receivables shall not, in the reasonable belief of the Seller, result in the occurrence of an Early Amortization Event;

                      (vii) the Schedule of Accounts shall have been amended to reflect such Additional Accounts and the Schedule of Accounts as so amended shall be true and correct as of the Addition Date;

                      (viii) the Seller shall have delivered to the Indenture Trustee and the Owner Trustee a certificate of an Authorized Officer of the Seller confirming the items set forth in clauses (i) through (vii) above; and

                      (ix) the Seller shall have delivered to the Owner Trustee an Opinion of Counsel substantially in the form of Exhibit D hereto.

                  SECTION 2.8 Optional Removal of Accounts.

                  (a) The Seller shall have the right from time to time as described in this Section 2.8 to require the removal of Accounts from the Pool of Accounts. To so remove Accounts, the Seller (or the Servicer on its behalf) shall take the following actions and make the following determinations:

                      (i) not less than five Business Days but not more than 30 days prior to the Removal Commencement Date, furnish to the Indenture Trustee, the Owner Trustee and the Rating Agencies a written notice (the "Removal Notice") specifying the date (the "Removal Commencement Date") on which removal of one or more Accounts will commence (the "Selected Accounts"); and

                      (ii) determine on the Removal Commencement Date with respect to such Selected Accounts the aggregate principal balance of Eligible Receivables in respect of each such Selected Account (the "Removal Balance") and amend the Schedule of Accounts by delivering to the Owner Trustee a true and complete list of the Selected Accounts, specifying for each Selected Account as of the Removal Commencement Date its account number and the Removal Balance.

                  (b) The removal of any of such Accounts shall be subject to the following conditions:

                      (i) the Seller shall represent and warrant that such removal shall not, in the reasonable belief of the Seller, result in the occurrence of an Early Amortization Event;

                      (ii) the Rating Agency Condition shall have been satisfied with respect to such removal for each series or class of outstanding Securities; and


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


                      (iii) on or before the related Removal Commencement Date, the Seller shall have delivered to the Owner Trustee a certificate of an Authorized Officer confirming the items set forth in clauses (i) and
         (ii) above.

                  (c) Subject to the satisfaction of the conditions set forth in
Section 2.8(b), from and after the Removal Commencement Date with respect to a Selected Account, (i) the Seller shall not transfer Receivables with respect to such Selected Account to the Trust, and (ii) until the Removal Balance has been reduced to zero all Principal Collections with respect to such Selected Account shall be allocated to the oldest outstanding principal balance of Receivables arising under such Selected Accounts and amounts so allocated to Receivables owned by the Trust shall constitute Trust Principal Collections and shall reduce the Removal Balance. The Removal Balance shall also be reduced to the extent Receivables in the Selected Accounts held by the Trust on the Removal Commencement Date become Defaulted Receivables.

                  (d) After the Removal Balance with respect to any such Selected Account is reduced to zero, Collections thereon shall cease to be allocated in accordance with Section 2.8(c) and such Selected Account shall be deemed removed from the Pool of Accounts for all purposes (a "Removed Account") and the Servicer shall amend the Schedule of Accounts accordingly. At any time after the date (the "Removal Date") on which the Removal Balance is reduced to zero with respect to a Removed Account, the Owner Trustee shall assign to the Seller, without recourse, representation or warranty, effective as of the Removal Date all of the Trust's right, title and interest in, to and under the Receivables arising in such Account and related Collateral Security.

                  SECTION 2.9 Removal of Ineligible Accounts.

                  (a) On or before the fifth Business Day after the date on which an Account becomes an Ineligible Account (which Business Day shall be deemed to be the Removal Commencement Date with respect to such Account) such Account shall be deemed a Selected Account. Within five Business Days after the Removal Commencement Date with respect to any Account that became a Selected Account pursuant to this Section 2.9, the Seller shall furnish a Removal Notice to the Owner Trustee stating that the Removal Commencement Date for such Ineligible Account has occurred and specifying for each such Selected Account as of the Removal Commencement Date its account number and the Removal Balance. The Schedule of Accounts shall be amended to reflect such designation as of the Removal Commencement Date.

                  (b) From and after the Removal Commencement Date with respect to a Selected Account subject to this Section 2.9, the Seller shall not transfer Receivables with respect to such Selected Account to the Trust and, until the Removal Balance has been reduced to zero, all Principal Collections with respect to such Selected Account shall be allocated to the oldest outstanding principal balance of Receivables arising under such Selected Account and amounts so allocated to Receivables owned by the Trust shall constitute Trust Principal Collections. After the Removal Balance with respect to any such Selected Account has been reduced to zero, Collections thereon shall cease to be allocated in accordance with the preceding sentence and such Selected Account shall be a Removed Account and the Servicer shall amend the Schedule of Accounts accordingly. At any time after the Removal Date with respect to such Removed Account, the Owner Trustee shall assign to the Seller, without recourse, representation or warranty, effective as of the Removal Date, all of the Trust's right, title and interest in, to and under the Receivables arising in such Account and related Collateral Security.


                                   ARTICLE III
                                   THE SELLER

                  SECTION 3.1 Representations of the Seller. The Seller hereby makes, and any successor to the Seller under this Agreement or under the Pooling and Servicing Agreement shall make, as of each Closing Date (and as of the date of such succession) the following representations and warranties on which the Issuer relies in acquiring and holding the Receivables hereunder and the related Collateral Security and issuing the Securities. The following representations and warranties shall survive the sale, transfer and assignment of the Eligible Receivables in the Accounts in the Pool of Accounts to the Issuer and the pledge thereof to the Indenture Trustee.

                  (a) Representations and Warranties as to the Seller.

                      (i) Organization and Good Standing. The Seller has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own the Eligible Receivables in the Accounts in the Pool of Accounts and the Collateral Security related thereto.

                      (ii) Due Qualification. The Seller is duly qualified to do business and, where necessary, is in good standing as a foreign corporation (or is exempt from such requirement) and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations under this Agreement.

                      (iii) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement, to carry out its terms and to consummate the transactions contemplated herein, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Seller by all necessary corporate action on the part of the Seller.

                      (iv) Valid Sale; Binding Obligations. With respect to the Initial Accounts and the related assignment to be delivered on the Initial Closing Date, this Agreement constitutes or, in the case of Additional Accounts, the related assignment as described in Section 2.7(b), when duly executed and delivered, shall constitute a valid sale, transfer and assignment to the Issuer of all right, title and interest of the Seller in, to and under the related Eligible Receivables and the related Collateral Security, whether then existing or thereafter created, and the proceeds thereof, enforceable against creditors of and purchasers from the

         Seller; and this Agreement when duly executed and delivered, shall constitute a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and, upon the filing of the financing statements described in Section 10.2(a) (and, in the case of Eligible Receivables hereafter created in the Accounts in the Pool of Accounts and the proceeds thereof, upon the creation thereof) the Trust shall have a first priority perfected ownership interest in such property, except for Liens permitted under Section 2.6(a). Except as otherwise provided in this Agreement or the Pooling and Servicing Agreement, neither the Seller nor any Person claiming through or under the Seller has any claim to or interest in the Trust Estate.

                      (v) No Violation. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement by the Seller and the fulfillment of the terms of this Agreement by the Seller shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than pursuant to the Basic Documents), or violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any Governmental Authority having jurisdiction over the Seller or any of its properties, except where any such conflict or violation would not have a material adverse effect on its ability to perform its obligations with respect to the Issuer or any Interested Party under this Agreement or the Pooling and Servicing Agreement.

                      (vi) No Proceedings. To the Seller's knowledge, there are no Proceedings or investigations pending, or threatened, against the Seller before any Governmental Authority having jurisdiction over the Seller or its properties (A) asserting the invalidity of this Agreement, the Securities, the Indenture, the Trust Agreement, the Custodian Agreement or the Administration Agreement, (B) seeking to prevent the issuance of the Securities, the execution of this Agreement or the consummation of any of the transactions contemplated by this Agreement, the Indenture, the Trust Agreement, the Custodian Agreement or the Administration Agreement, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Notes, the Certificates, the Indenture, the Trust Agreement, the Custodian Agreement or the Administration Agreement or (D) seeking to adversely affect the federal income tax attributes of the Notes or the Certificates.

                  (b) Representations and Warranties as to the Eligible
                      Receivables.

                      (i) Good Title. No Eligible Receivables included in the Accounts in the Pool of Accounts have been sold, transferred, assigned or pledged by the Seller to any Person other than the Issuer; immediately prior to the conveyance of the Eligible Receivables in the

         Accounts included in the Pool of Accounts pursuant to this Agreement the Seller had good and marketable title to such Receivables, free of any Lien; and, upon execution and delivery of this Agreement by the Seller, the Issuer shall have all of the right, title and interest of the Seller in, to and under the Eligible Receivables in the Accounts included in the Pool of Accounts, free of any Lien.

                      (ii) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Issuer a first priority perfected ownership interest in the Eligible Receivables in the Accounts in the Pool of Accounts shall have been made.

                  (c) Reassignment of All Receivables.


                      (i) If any representation or warranty under Section 3.1(a) or (b) is not true and correct as of the date specified therein and such breach has a material adverse effect on the interests of the Securityholders, then any of the Indenture Trustee, the Owner Trustee and the holders of outstanding Securities evidencing not less than a majority of the Outstanding Amount and a majority of the Voting Interests of all outstanding Certificates, by written notice to the Seller with a copy to the Servicer, the Indenture Trustee and the Owner Trustee, may direct the Seller to accept the reassignment of all Receivables held by the Trust and the related Collateral Security pursuant to this Section 3.1(c) within 60 days of such notice, or within such longer period specified in such notice and pay the Reassignment Amount on any Distribution Date within such period; provided, however, that no such reassignment shall be made if, prior to the time such reassignment is to occur, the breached representation or warranty shall then be true and correct in all material respects and any material adverse effect caused thereby shall have been cured.

                      (ii) Upon the reassignment of all Receivables held by the Trust and the related Collateral Security, subject to the payment to the Trust of the Reassignment Amount, the Trust shall automatically and without further action be deemed to sell, transfer, assign and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Receivables and such related Collateral Security. Each of the Indenture Trustee and the Owner Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as they shall reasonably be requested by the Seller to effect the conveyance pursuant to this Section 3.1(c).

                      (iii) It is understood and agreed that the obligation of the Seller to repurchase the Receivables (and the related Collateral Security) in the event of a breach of a representation or warranty made in Section 3.1(a) or (b) has occurred and is continuing and the obligation of the Seller to pay the Reassignment Amount therefor shall, if such obligations are fulfilled, constitute the sole remedy against the Seller for such breach available to the Issuer, the Securityholders, the Owner Trustee or the Indenture Trustee.

                  SECTION 3.2 Liability of Seller. The Seller shall be liable in accordance with this Agreement only to the extent of the obligations in this Agreement specifically undertaken by the Seller.

                  SECTION 3.3 Merger or Consolidation of, or Assumption of the Obligations of, Seller; Amendment of Certificate of Incorporation.

                  (a) Any Person (i) into which the Seller may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Seller shall be a party, (iii) succeeding to the business of the Seller or (iv) more than 50% of the voting interests of which is owned directly or indirectly by General Motors, which Person in any of the foregoing cases (other than the Seller as the surviving entity of such merger or consolidation) executes an agreement of assumption to perform every obligation of the Seller under this Agreement shall be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding. The Seller shall provide 10 days' prior notice of any merger, consolidation or succession pursuant to this Section 3.3 to the Rating Agencies.

                  (b) The Seller hereby agrees that during the term of this Agreement it shall not (i) take any action prohibited by Article Fourth of its certificate of incorporation, (ii) without the prior written consent of the Indenture Trustee and the Owner Trustee and without giving prior written notice to the Rating Agencies, amend Article Third or Fourth of its certificate of incorporation or (iii) incur any indebtedness, or assume or guaranty indebtedness of any other entity, other than as contemplated by the Basic Documents or pursuant to the Intercompany Advance Agreement (without giving effect to any amendment to the Intercompany Advance Agreement after the date hereof, unless the Rating Agency Condition for each series or class of Securities then outstanding was satisfied in connection therewith) if such action would result in a downgrading of the then current rating of any outstanding series or class of Securities by a Rating Agency for such series or class.

                  SECTION 3.4 Limitation on Liability of Seller and Others.

                  (a) Neither the Seller nor any of the directors, officers, employees or agents of the Seller in its capacity as such shall be under any liability to the Issuer, the Indenture Trustee, the Owner Trustee, the Securityholders or any other Person, except as specifically provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to the Basic Documents or for errors in judgment; provided, however, that this provision shall not protect the Seller or any such Person against any liability that would otherwise be imposed by reason of wilful misfeasance, bad faith or negligence (except errors in judgment) in the performance of duties or by reason of reckless disregard of obligations and duties under the Basic Documents. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under the Basic Documents.

                  (b) The Seller and any director, officer or employee of the Seller shall be reimbursed by the Owner Trustee for any contractual damages, liability or expense incurred by reason of such trustee's wilful misfeasance, bad faith or negligence (except errors in judgment) in the performance of such trustee's duties under such agreement or the Trust Agreement or by reason of reckless disregard of its obligations and duties under such agreements. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations as Seller of the Receivables and related Collateral Security under this Agreement and that in its opinion may involve it in any expense or liability.

                  SECTION 3.5 Seller May Own Notes or Certificates. Each of the Seller and any Affiliate of the Seller may in its individual or any other capacity become the owner or pledgee of Notes or Certificates with the same rights (except as otherwise specifically provided in the Basic Documents) as it would have if it were not the Seller or an Affiliate thereof. Except as otherwise specifically provided in the Basic Documents, Notes or Certificates so owned by or pledged to the Seller or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of such Notes or Certificates, respectively.


                                   ARTICLE IV
               SERVICER'S COVENANTS; DISTRIBUTIONS; RESERVE FUNDS;
                          STATEMENTS TO SECURITYHOLDERS

                  SECTION 4.1 Annual Statement as to Compliance; Notice of
                              Servicing Default.

                  (a) The Servicer shall deliver to the Indenture Trustee and the Owner Trustee, on or before August 15 of each year, beginning August 15, 2000, an officer's certificate signed by the President or any Vice President of the Servicer, dated as of June 30 of such year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or, with respect to the first such certificate, such period as shall have elapsed from the Initial Closing Date to the date of such certificate) and of its performance under this Agreement and under the Pooling and Servicing

Agreement has been made under such officer's supervision and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under such agreements throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Securityholder by a request in writing to the Issuer addressed to the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, as applicable.

                  (b) The Servicer shall deliver to the Indenture Trustee, the Owner Trustee and the Rating Agencies promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an officer's certificate of any event which, with the giving of notice or lapse of time, or both, would become a Servicing Default under Section 8.1. The Seller shall deliver to the Indenture Trustee, the Owner Trustee, the Servicer and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an officer's certificate of any event which, with the giving of notice or lapse of time, or both, would become a Servicing Default under clause (b) of
Section 8.1.

                  SECTION 4.2 Annual Independent Accountants' Report.

                      (a) The Servicer shall cause a firm of Independent accountants, who may also render other services to the Servicer or the Seller, to deliver to the Owner Trustee, the Indenture Trustee and the Rating Agencies on or before August 15 of each year, beginning August 15, 2000 with respect to the twelve months ended on the immediately preceding June 30 (or, with respect to the first such report, such period as shall have elapsed from the Initial Closing Date to the date of such certificate), a report (the "Accountants' Report") addressed to the Board of Directors of the Servicer and to the Indenture Trustee and the Owner Trustee, to the effect that such firm has audited the financial statements of the Servicer and issued its report thereon and that such audit (i) was made in accordance with generally accepted auditing standards, (ii) included tests relating to wholesale receivables (including financing arrangements with automobile dealers to finance their automobile and light-duty truck inventory) serviced for others in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers (the "Program"), to the extent the procedures in the Program are applicable to the servicing obligations set forth in this Agreement and the Pooling and Servicing Agreement and (iii) except as described in the report, disclosed no exceptions or errors in the records relating to wholesale receivables (including financing arrangements with automobile dealers to finance their automobile and light-duty truck inventory) serviced for others that, in the firm's opinion, paragraph four of the Program requires such firm to report.

                  (b) The Accountants' Report shall also indicate that the firm is independent of the Seller and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                  (c) A copy of the Accountants' Report may be obtained by any Securityholder by a request in writing to the Issuer addressed to the Corporate Trust Office of the Indenture Trustee or the Owner Trustee.

                  SECTION 4.3 Access to Certain Documentation and Information Regarding Accounts and Receivables. The Servicer shall provide to the Indenture Trustee and the Owner

Trustee reasonable access to the documentation regarding the Accounts in the Pool of Accounts and the Receivables arising thereunder. The Servicer shall provide such access to any Securityholder only in such cases where a Securityholder is required by applicable statutes or regulations to review such documentation. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours at offices of the Servicer designated by the Servicer. Nothing in this Section 4.3 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding any Dealer, and the failure of the Servicer to provide access as provided in this Section 4.3 as a result of such obligation shall not constitute a breach of this Section 4.3.

                  SECTION 4.4 Enforcement of Receivables. If in any Proceeding it is held that the Servicer may not enforce a Receivable that has been transferred to the Trust on the ground that it is not a real party in interest or a holder entitled to enforce such Receivable, the Indenture Trustee or the Owner Trustee, as applicable, shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce such Receivable, including bringing suit in the name of such Person or the names of the Securityholders. The Indenture Trustee and the Owner Trustee agree to the provisions of Section 3.02 of the Pooling and Servicing Agreement as such provisions apply to Interested Parties (as used therein).

                  SECTION 4.5 Allocations; Distributions.

                  (a) The Trust, as the holder of the Receivables transferred hereunder, shall be entitled to Principal Collections and Interest Collections to the extent of Trust Principal Collections and Trust Interest Collections and GMAC, as the holder of the Retained Property, shall be entitled to such Principal Collections and Interest Collections in excess thereof. Any Principal Collections or Interest Collections on deposit in the Collection Account which do not represent Trust Principal Collections or Trust Interest Collections shall be paid to GMAC as holder of the Retained Property.

                  (b) The Servicer shall calculate, in a manner consistent with the Indenture (including all Officer's Issuance Certificates) and the Trust Agreement, (i) no later than each Determination Date, Available Trust Interest, the Monthly Servicing Fee, Aggregate Noteholders' Interest, Aggregate Revolver Interest, Aggregate Certificateholders' Interest, any payment due under any Specified Support Arrangement and, for each of the four (4) Determination Dates immediately preceding the Determination Date preceding the Targeted Final Payment Date for the Term Notes, the Required Payment Period Length and, (ii) no later than each Determination Date for the Wind Down Period, an Early Amortization Period, the Payment Period for any series of Notes or, if principal payments are then required to be made (or set aside) under any series of Notes, the Revolving Period, Available Trust Principal, Aggregate Noteholders' Principal, Aggregate Revolver Principal, Aggregate Certificateholders' Principal, the Required Revolver Payment, unreimbursed Trust Charge-Offs, the Trust Defaulted Amount and the Principal Allocation Percentage for each series of Notes, and in each case, all other amounts required to determine the amounts to be deposited in or paid from each of the Collection Account, the Accumulation Accounts, the Note Distribution Account, the Revolver Distribution Account, the Certificate Distribution Account, the SWIFT V Reserve Funds and any other Designated Account on the next succeeding Distribution Date and (iii) on each Business Day that any series of Notes requires Available Trust Principal to be retained or set aside with respect to such series of Notes, the Principal Allocation Percentage and the maximum amount required to be set aside for such series of Notes. The Servicer shall calculate on a daily basis the Daily Trust Balance, the Daily Trust Invested Amount and all related amounts to the extent necessary to determine the Cash Collateral Amount for such date as described in Section 4.5(d).

                  (c) (i) With respect to each Distribution Date and the related Collection Period, the Indenture Trustee (based on the information contained in the Servicer's Accounting delivered on the related Determination Date pursuant to Section 3.05 of the Pooling and Servicing Agreement) shall apply Available Trust Interest in the following amounts and in the priority of clauses (1), (2) and (3) below:

         CLAUSE (1) For each Collection Period, the Indenture Trustee will apply Trust Interest Collections together with the other amounts comprising Available Trust Interest for the related Distribution Date in the following order of priority:

                  (a) an amount equal to the Monthly Servicing Fee for such Distribution Date will be paid to the Servicer; and

                  (b) an amount equal to the Trust Interest Allocation for each series of Notes will be made available to that series and applied in clause (2) below.

         CLAUSE (2) On each Distribution Date, the Indenture Trustee will apply the amounts from clause (1)(b), together with the funds specified below, to each series of Notes as follows:

                  (A) FOR THE 1999-A TERM NOTES:

                      (i) the Indenture Trustee will identify and make available the amounts identified in the following clauses (A) through
                  (E) below:

                          (A) the Trust Interest Allocation for the 1999-A Term
                      Notes;

                          (B) the net amount, if any, received by the Trust
                      under the 1999-A Term Notes Basis Swap;

                          (C) all Note Distribution Subaccount Earnings in
                      respect of the 1999-A Term Notes;

                          (D) all Cash Accumulation Account Earnings; and

                          (E) if the 1999-A Term Notes are then in a Cash
                      Accumulation Period and if the amounts specified in the foregoing subclauses (A) through (D) are less than the 1999-A Term Notes Monthly Carrying Costs for such Distribution Date, then the lesser of

                              (x) such shortfall,

                              (y) the Cash Accumulation Reserve Fund Release
                          Amount and

                              (z) the amount of funds on deposit in the Cash
                          Accumulation Reserve Fund.

                      The amounts identified and made available pursuant to the
                  foregoing clauses (2)(a)(i)(A) through (E) will be the "1999-A TERM NOTES MONTHLY AVAILABLE AMOUNT" for such Distribution Date.

                      (ii) Next, the Indenture Trustee will aggregate and apply
                  the 1999- A Term Notes Monthly Available Amount as follows:

                          (A) first, the lesser of

                              (x) the 1999-A Term Notes Monthly Available Amount
                          and

                              (y) the net payment, if any, due from the Trust
                          under the 1999-A Term Notes Basis Swap

                      will be paid in accordance with the terms of the 1999-A
                  Term Notes Basis Swap; and

                          (B) second, the lesser of

                              (x) the 1999-A Term Notes Monthly Available Amount
                          remaining after the application in subclause (A) and

                              (y) an amount equal to the 1999-A Term Notes'
                          Noteholders' Interest for the related Distribution
                          Date

                      will be transferred to the Note Distribution Account for
                  payment of interest on the 1999-A Term Notes.

                      Any shortfall of the 1999-A Term Notes Monthly Available
                  Amount below the 1999-A Term Notes Monthly Carrying Costs will be treated as a Series Shortfall for the 1999-A Term Notes. Any excess of the 1999-A Term Notes Monthly Available Amount over the 1999-A Term Notes Monthly Carrying Costs will be treated as Remaining Interest Amounts.

                  (B) FOR THE 1999-RN1 REVOLVING NOTE:

                      (i) the Indenture Trustee will identify and make available the amounts identified in the following clauses (A) and (B):

                          (A) the Trust Interest Allocation for the 1999-RN1
                      Revolving Note; and

                          (B) the net amount, if any, received by the Trust
                      under the 1999-RN1 Revolving Note Basis Swap.

                      The amounts made available pursuant to the foregoing
                  clauses (2)(b)(i)(A) and (B) will be the "1999-RN1 REVOLVING NOTE MONTHLY AVAILABLE AMOUNT."

                      (ii) Next, the Indenture Trustee will aggregate and apply
                  the 1999- RN1 Revolving Note Monthly Available Amount as follows:

                          (A) first, the lesser of

                              (x) the 1999-RN1 Revolving Note Monthly Available
                          Amount and

                              (y) the net payment, if any, due from the Trust
                          under the 1999-RN1 Basis Swap

                      will be paid in accordance with the terms of the 1999-RN1
                  Basis Swap; and

                          (B) second, the lesser of

                              (x) the 1999-RN1 Revolving Note Monthly Available
                          Amount remaining after the application in subclause
                          (A) and

                              (y) an amount not to exceed the 1999-RN1 Revolving
                          Note's Noteholders' Interest for the related
                          Distribution Date

                      will be transferred to the Revolver Distribution Account
                  for payment of interest on the 1999-RN1 Revolving Note.

                  Any shortfall of the 1999-RN1 Revolving Note Monthly Available Amount below the 1999-RN1 Revolving Note Monthly Carrying Costs will be treated as a Series Shortfall for the 1999-RN1 Revolving Note. Any excess of the 1999-RN1 Revolving Note Monthly Available Amount over the 1999-RN1 Revolving Note Monthly Carrying Costs will be treated as Remaining Interest Amounts.

                  (C) FOR EACH OTHER SERIES OF NOTES, in accordance with the terms of such series, the Indenture Trustee will apply (x) the Trust Interest Allocation for such series, (y) any amounts received from or owing under Specified Support Arrangements in accordance with the terms of such series of Notes and (z) if such series is a series of Term Notes, Note Distribution Subaccount Earnings, if any, for such series to pay the monthly carrying costs for such series of Term Notes. Shortfalls in such applications will be treated as a Series Shortfall for such series and excess amounts will be treated as Remaining Interest Amounts.

         CLAUSE (3) On each Distribution Date, the Indenture Trustee will aggregate the Remaining Interest Amounts from all series of Notes and apply such amounts in the following order of priority:

                (a) with respect to any series of Notes which has a Series Shortfall, pro rata on the basis of the respective Series Shortfalls, an amount equal to the Series Shortfall for that series of Notes for that Distribution Date will be transferred to the Note Distribution Account in respect of such series or other applicable account for the payment of amounts owing under the Basis Swap or in respect of interest on such Notes;

                (b) an amount equal to the net payment, if any, due from the Trust under the 1999-A Certificates Basis Swap and under any Basis Swap with respect to any other class of Certificates will be paid in accordance with each such Basis Swap;

                (c) an amount equal to any Servicer Advances not previously reimbursed will be paid to the Servicer, except as otherwise provided in the Trust Sale and Servicing Agreement and the Pooling and Servicing Agreement;

                (d) an amount equal to any Reserve Fund Deposit Amount for such Distribution Date will be deposited into the Reserve Fund;

                (e) pro rata among the following amounts specified in (A) and
         (B) for such Distribution Date,

                    (i) an amount equal to the Cash Accumulation Reserve Fund Deposit Amount will be deposited into the Cash Accumulation Reserve Fund and

                    (ii) an amount equal to any deposit required under the terms of any other Specified Support Arrangements will be deposited into the account designated by the terms of such Specified Support Arrangement;

                (f) an amount equal to the Aggregate Certificateholders' Interest for such Distribution Date will be transferred to the Certificate Distribution Account;

                (g) an amount equal to any Trust Defaulted Amount will be treated as Additional Trust Principal on such Distribution Date;

                (h) an amount equal to the aggregate amount of unreimbursed Trust Charge-Offs will be treated as Additional Trust Principal on such Distribution Date; and

                (i) an amount equal to the Certificate Reserve Fund Deposit Amount for such Distribution Date will be deposited into the Certificate Reserve Fund, if any.

                    (ii) To the extent the Monthly Available Amount is not sufficient to make all payments required by clauses (1), (2) and (3) of
         Section 4.5(c)(i), then the funds described below will be applied in the following order:

                         First, if any Monthly Carrying Costs or any amounts
                    specified in Section 4.5(c)(i)(3)(a), (b) and (c) remain unpaid, then a "Deficiency Amount" will exist for such Distribution Date, and the Servicer shall make a Servicer Advance equal to such Deficiency Amount to complete the applications pursuant to such Section (but only to the extent that the Servicer, in its sole discretion, expects to recover such Servicer Advance from Remaining Interest Amounts, applied as described above on subsequent Distribution Dates, and from amounts applied to reimburse Servicer Advances pursuant to the terms of any Officer's Issuance Certificate (including Section I(E) of the Officer's Issuance Certificate for the 1999-A Term Notes), and such Servicer Advances will be applied to reduce such Deficiency Amount in the priorities set forth above in
                    Section 4.5(c)(i) clauses (2) and (3); and

                         Second, if any Monthly Carrying Costs or any amounts
                    specified in Section 4.5(c) clauses (3)(a), (b), (c), (g) and (h) for such Distribution Date (calculated after the adjustment, if any, to Trust Interest Collections described in subsection (v) below) remain unpaid after the application described in the preceding clause First, then an Unsatisfied Deficiency Amount will exist for such Distribution Date, and the Servicer shall instruct the Indenture Trustee to withdraw funds from the Reserve Fund and apply such funds to reduce such Unsatisfied Deficiency Amount in the priorities set forth in Sections 4.5(c)(i) clauses (1), (2) and (3); provided that no amount shall be withdrawn from the Reserve Fund and paid to the Servicer pursuant to Section 4.5(c)(i) clause (3)(c) in order to reimburse the Servicer for Servicer Advances with respect to Receivables that are not Eligible Receivables (as determined by the Servicer in accordance with its servicing procedures) and no amount shall be applied to clauses (3)(d), (e), (f) or (i) of
                    Section 4.5(c)(i).

                    To the extent that, after application of the funds in the
            Reserve Fund, the full amount of the Trust Defaulted Amount has not been treated as Additional Trust Principal pursuant to Section 4.5(c)(i) clause (3)(g), the amount of such deficiency shall be added to unreimbursed Trust Charge-Offs.

                    (iii) To the extent any Available Trust Interest (calculated after the adjustment, if any, to Trust Interest Collections described in subsection (v) below) is available on any Distribution Date after making the applications described in Section 4.5(c)(i), such amount shall be allocated and paid to the Seller as compensation for making the initial and any other deposits into the SWIFT V Reserve Funds.

                    (iv) On each Distribution Date, the Servicer shall pay to GMAC, as the holder of the Retained Property, any Interest Collections for the related Collection Period that do not constitute Trust Interest Collections (calculated after the adjustment, if any, described in subsection (v) below) to the extent not previously so paid to GMAC.

                    (v) If the Servicer does not make a Servicer Advance in the amount of the full Deficiency Amount for a Distribution Date, the Servicer shall calculate for each Account in the Pool of Accounts in which the full amount of interest due for the related Collection Period was not collected, the product of (i) the amount of interest collected with respect to such Collection Period and (ii) the difference between
         (A) the percentage equivalent (which shall never exceed 100%) of a fraction, the numerator of which is the average daily aggregate principal balance of the Eligible Receivables in such Account during the related Collection Period and the denominator of which is the average daily aggregate principal balance of all Receivables (including Receivables included in the Retained Property) in such Account during the related Collection Period and (B) the Trust Percentage for such Distribution Date. With respect to each such Account, the absolute value of such amount so calculated shall be (1) added to Trust Interest Collections for such Distribution Date to the extent such amount is greater than zero or (2) subtracted from Trust Interest Collections for such Distribution Date to the extent such amount is less than zero. No adjustment to Trust Interest Collections shall be made with respect to the other Accounts in the Pool of Accounts.

              (d) The Indenture Trustee (based on the information contained in the Servicer's Accounting delivered on any such date or the related Determination Date pursuant to Section 3.05 of the Pooling and Servicing Agreement, as applicable) shall apply Trust Principal Collections and Available Trust Principal in the following manner:

                  (i) On each Business Day during the Revolving Period, all Trust Principal Collections and Additional Trust Principal shall be applied as follows:

                      (A) if no series of Notes is then in a Payment Period or a
                  Rapid Amortization Period which is not an Early Amortization Period during which Available Trust Principal is required to be retained or set aside or paid to fund principal payments, then

                          (1) if any Servicer Liquidity Advance for any series
                      of Term Notes is outstanding, an amount not to exceed the product of Trust Principal Collections and a fraction, the numerator of which is the outstanding principal balance of such series of Term Notes and the denominator of which is the outstanding principal balance of all Notes as of such Business Day, shall be paid to the Servicer in reimbursement of such Servicer Liquidity Advance and

                          (2) all remaining Trust Principal Collections shall be
                  applied as provided in Section 4.5(d)(iii);

                  (B) if one or more series of Notes is then in a Payment Period or a Rapid Amortization Period which is not an Early Amortization Period during which Available Trust Principal is required to be retained or set aside or paid to fund principal payments, then

                          (1) if any Servicer Liquidity Advance is outstanding
                  for any series of Term Notes that does not then require Available Trust Principal to be retained or set aside to fund principal payments with respect thereto, an amount not to exceed the product of Trust Principal Collections and a fraction, the numerator of which is the outstanding principal balance of such series of Term Notes, and the denominator of which is the outstanding principal balance of all Notes as of such Business Day, shall be paid to the Servicer in reimbursement of such Servicer Liquidity Advance, and

                          (2) each such series that requires Available Trust
                  Principal to be retained or set aside shall be allocated its Principal Allocation Percentage of the Available Trust Principal (prior to giving effect to any reimbursement of Servicer Liquidity Advances with respect to such series for such Business Day) and such amounts shall, first, be applied to reimburse the Servicer for
                          any outstanding Servicer Liquidity Advances, if any, related to such series and,

                              second, (and to the extent specified in the
                          Officer's Issuance Certificate with respect to such series), be retained or set aside in the account specified in the Officer's Issuance Certificate with respect to such series, and

                          (3) any amounts in excess of the amount required to be
                  reimbursed, retained or set aside in the foregoing clauses (1) and (2) shall be applied as provided in Section 4.5(d)(iii);

                  (ii) On each Business Day during the Revolving Period, proceeds from the issuance of Securities and additional borrowings under any Revolving Notes shall be applied

                        (A) first, if so directed by the Seller, to the payment
                  of principal of any series of Notes then in a Payment Period,

                        (B) second, if so directed by the Seller, to the
                  reimbursement of Servicer Liquidity Advances and

                        (C) thereafter, as provided in Section 4.5(d)(iii);

                  (iii) On each Business Day during the Revolving Period, after making the applications specified in Sections 4.5(d)(i) and 4.5(d)(ii), the Indenture Trustee shall apply the amounts in the Collection Account in respect of Trust Principal Collections for such Business Day, the Cash Collateral Amount from the prior Business Day, proceeds from the issuance of Securities and additional borrowings under the Revolving Notes, and (if such Business Day is a Distribution Date) Additional Trust Principal as follows:

                        (A) the Indenture Trustee shall set aside in the
                  Collection Account as the Cash Collateral Amount such amount of funds as is necessary to maintain Trust Equilibrium, and

                        (B) the Indenture Trustee shall apply any remaining such
                  funds, if so directed by the Seller in its sole discretion, to Trust Receivables Purchases or to make payments of principal on any series of Revolving Notes (to the extent permitted under the Officer's Issuance Certificate with respect to such Revolving Notes);

                  (iv) On each Business Day during the Wind Down Period or an Early Amortization Period, the Indenture Trustee shall

                        (A) with respect to each series of Notes,

                            (1) allocate to such series its Principal Allocation
                        Percentage of Available Trust Principal for such Business Day,

                            (2) unless otherwise set forth in the Officer's
                        Issuance Certificate with respect to such series, after the reimbursement of any Servicer Liquidity Advance with respect to such series, set aside in the account specified in the Officer's Issuance Certificate for such series its Principal Allocation Percentage of Available Trust Principal, and

                            (3) on each related Distribution Date pay the
                        amounts set aside along with the Principal Allocation Percentage for such series of Available Trust Principal for such Distribution Date as provided in the Officer's Issuance Certificate with respect to such series of Notes;

                        (B) to the extent of any Available Trust Principal
                  remaining after the applications described in the preceding clause (A), allocate such amounts to Priority Payment Amounts and distribute them as specified in the applicable Officer's Issuance Certificate or Certificate Issuance Order;

                        (C) to the extent of any Available Trust Principal
                  remaining after the applications described in the preceding clauses (A) and (B), allocate to the Certificates any remaining amounts up to the Aggregate Certificate Principal for the related Distribution Date and pay to the Certificateholders the amounts set aside along with any unallocated Available Trust Principal for such Distribution Date; and

                        (D) to the extent of any Available Trust Principal
                  remaining after the applications described in the preceding clauses (A) through (C), pay such amounts to the Seller.

                  (v) The Indenture Trustee shall not make payments of principal with respect to the Certificate Balance on any Certificates until all Term Notes and all Revolving Notes are paid in full (or otherwise fully provided for) and any Priority Payment Amount, if any, has been paid in full.

                  (e) Unless otherwise set forth in the Officer's Issuance Certificate with respect to a series of Term Notes, if the terms of any series of Term Notes provide for a Servicer Liquidity Advance in the event a Required Payment on such series cannot be made from other available funds, then to the extent that a Required Payment for any Distribution Date during a Payment Period for such series cannot be made as provided by the terms of such series (after giving effect to all issuances of securities and additional borrowings under the Revolving Notes on such Distribution Date), the Servicer shall make a Servicer Liquidity Advance in an amount sufficient to complete such series' Required Payment, to the extent that the Servicer, in its sole discretion, expects to recover such Servicer Liquidity Advance from subsequent Trust Principal Collections allocated as provided in subsection 4.5(d)(i), and such Servicer Liquidity Advance shall be used to make such Required Payment.

                  (f) On each Distribution Date for the Wind Down Period or an Early Amortization Period, the Seller shall (or shall use reasonable efforts to cause GMAC on its behalf to) deposit in the Collection Account an amount equal to the Supplemental Principal Allocation for such Distribution Date. The Seller shall be entitled to reimbursement of the aggregate amount of Supplemental Principal Allocations for all Distribution Dates following the payment in full of all Securities. The Trust's obligation to so reimburse the Seller shall be limited to collections on Receivables (as and when such amounts are received) and amounts on deposit in the Reserve Fund.

                  (g) To the extent unreimbursed Trust Charge-Offs for any Distribution Date exceed the Certificate Balance (calculated without reduction for Trust Charge-Offs), such excess shall be applied to reduce the Outstanding Amount attributable to each series of Notes, pro rata on the basis of the Outstanding Amount attributable to each such series (calculated without reduction for Trust Charge-Offs after giving effect to any amounts to be paid on such Distribution Date).

                  SECTION 4.6 SWIFT V Reserve Funds and the Reserve Fund.

                  (a) Each of the SWIFT V Reserve Funds shall include the money and other property deposited and held therein pursuant to this Section 4.6 and
Section 4.5. The Seller shall make such deposits into any of the SWIFT V Reserve Funds on the Initial Closing Date and from time to time thereafter in connection with the issuance of Additional Securities or an increase in the Specified Maximum Revolver Balance (at which time the formula for the Reserve Fund Required Amount or the required amount for any other SWIFT V Reserve Fund may be adjusted) as are specified herein or in any Officer's Issuance Certificate or Certificate Issuance Order. None of the SWIFT V Reserve Funds shall under any circumstances be deemed to be part of or otherwise included in the Trust.

                  (b) On the Initial Closing Date, the Seller shall deposit the Reserve Fund Initial Deposit into the Reserve Fund. In addition, the Seller, in its sole discretion, may at any time make an additional deposit into the Reserve Fund in an amount up to 1% of the Maximum Pool Balance as of the date such additional deposit is to be made. If the amount on deposit in the Reserve Fund on any Distribution Date (after giving effect to all deposits therein or withdrawals therefrom on such Distribution Date) exceeds the Reserve Fund Required Amount for such Distribution Date, the Servicer shall instruct the Indenture Trustee to distribute an amount equal to any such excess to the Seller, unless otherwise agreed to by the Seller.

                  (c) In order to provide for timely payments in accordance with
Section 4.5 and the terms of any Securities, to assure availability of the amounts maintained in the Reserve Fund for the benefit of the Noteholders and the Servicer, and as security for the performance by the Seller of its obligations hereunder, the Seller on behalf of itself and its successors and assigns, hereby pledges to the Indenture Trustee and its successors and assigns, all its right, title and interest in and to (i) the Reserve Fund and all proceeds of the foregoing, including, without limitation, all other amounts and investments held from time to time in the Reserve Fund (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise) and (ii) the Reserve Fund Initial Deposit and all proceeds thereon ((i) and (ii), collectively, the "Reserve Fund Property"), to have and to hold all the aforesaid property, rights and privileges unto the Indenture Trustee, its successors and assigns, in trust for the uses and purposes, and subject to the terms and provisions, set forth in this Section
4.6. The Indenture Trustee hereby acknowledges such transfer and accepts the trust hereunder and shall hold and distribute the Reserve Fund Property in accordance with the terms and provisions of this Agreement. By its authentication of any series of Notes issued pursuant to an Officer's Issuance Certificate, the Indenture Trustee shall acknowledge and accept such trusts as are specified therein with respect to any SWIFT V Reserve Fund established thereunder.

                  (d) Each of the Seller and the Servicer agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, any UCC financing statements or this Agreement) as may be determined to be necessary, in an Opinion of Counsel to the Seller delivered to the Indenture Trustee, in order to perfect the interests created by this Section 4.6 and any Officers'

Issuance Certificate in any SWIFT V Reserve Fund and otherwise fully to effectuate the purposes, terms and conditions of this Section 4.6 and any Officer's Issuance Certificate. The Seller shall:

                      (i) promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Indenture Trustee's security interest; and

                      (ii)   make the necessary filings of financing
         statements or amendments thereto within sixty days after the occurrence of any of the following: (A) any change in their respective corporate names or any trade names, (B) any change in the location of their respective chief executive offices or principal places of business and
         (C) any merger or consolidation or other change in their respective identities or corporate structures; and shall promptly notify the Indenture Trustee of any such filings.

                  SECTION 4.7 Net Deposits.

                  (a) The Servicer, the Seller, the Indenture Trustee and the Owner Trustee may make any remittances pursuant to this Article IV net of amounts to be distributed by the applicable recipient to such remitting party. Nonetheless, each such party shall account for all of the above described remittances and distributions as if the amounts were deposited and/or transferred separately.

                  (b) Notwithstanding anything in this Agreement or the Indenture (including all Officer's Issuance Certificates) to the contrary, for so long as the conditions specified in the first sentence of Section 6.2(b) are satisfied, the Servicer, the Seller, the Indenture Trustee and the Owner Trustee shall not be required to make any distributions, deposits or other remittances in respect of any Notes or to the related Distribution Account pursuant to this
Article IV (including deposits by the Servicer into the Collection Account) which are to be made on an Exempt Deposit Date with respect to such Notes. Distributions, deposits and other remittances on Exempt Deposit Dates which are not required to be made by virtue of the preceding sentence shall nonetheless be accounted for as having been distributed, deposited or remitted for purposes of determining other amounts required to be distributed, deposited or otherwise remitted on such Exempt Deposit Date or the next succeeding Payment Date. On the Payment Date next succeeding any Exempt Deposit Date on which any of the Servicer, the Seller, the Indenture Trustee or the Owner Trustee did not make distributions, deposits and other remittances in reliance upon the second preceding sentence, each such Person shall be required to distribute, deposit or otherwise remit the cumulative amount of all such distributions, deposits and other remittances for such Payment Date and the immediately preceding Exempt Deposit Date or Dates in respect of such Notes and the related Distribution Account.

                  SECTION 4.8 Statements to Securityholders.

                  (a) On or before each Distribution Date, the Owner Trustee shall (except as otherwise provided in the Trust Agreement) deliver to each Certificateholder to be made on such date and the Indenture Trustee shall include with each distribution to each Term Noteholder and each

Revolving Noteholder to be made on such date, a statement (which statement shall also be provided to the Rating Agencies) prepared by the Servicer based on information in the Servicer's Accounting furnished pursuant to Section 3.05 of the Pooling and Servicing Agreement. Except as otherwise set forth in the Officer's Issuance Certificate with respect to any series of Notes, each such statement to be delivered to Securityholders shall set forth the following information concerning the Term Notes, the Revolving Notes or the Certificates, as appropriate, with respect to such Distribution Date or the preceding Collection Period:

                           (i) the amount, if any, of the distribution allocable to principal on each series of Term Notes and Revolving Notes and to the Certificate Balance;

                           (ii) the amount, if any, of the distribution allocable to interest on or with respect to each series or class of Securities;

                           (iii) the aggregate Outstanding Amount for each series of Term Notes, the Outstanding Amount of the Revolving Notes and the Certificate Balance, each as of such date and after giving effect to all payments reported under clause (i) above (or, in the case of any Revolving Notes during the Revolving Period, unless principal payments thereon are required on such Distribution Date, as of the last day of such Collection Period);

                           (iv) the amount of outstanding Servicer Advances on such date;

                           (v) the amount of the Monthly Servicing Fee paid to the Servicer with respect to the related Collection Period or Periods, as the case may be;

                           (vi) the per annum interest rate for the next Distribution Date or Payment Date, as the case may be, for any series or class of Securities with a variable or adjustable interest rate;

                           (vii) the amount, if any, withdrawn from or credited to each of the SWIFT V Reserve Funds;

                           (viii) the accumulated interest and principal shortfalls, if any, on each series or class of Securities and the change in each of such amounts from the preceding Payment Date or Distribution Date, as the case may be;

                           (ix) the Trust Charge-Offs allocated to each series or class of Securities and the change in such amounts from the preceding Payment Date or Distribution Date, as the case may be; and

                           (x) the balance of each of the SWIFT V Reserve Funds, if any, on such date after giving effect to changes therein or any distributions therefrom on such date.

Each amount set forth pursuant to clauses (i), (ii) and (viii) above with respect to the Term Notes or the Certificates shall be expressed as a dollar amount per $1,000 of initial principal amount of the Term Notes or of Certificate Balance, as applicable.

                  (b) Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of this Agreement, the Indenture Trustee and the Owner Trustee shall furnish (or cause to be furnished), to each Person who at any time during such calendar year shall have been a holder of record of Notes or Certificates, respectively, and received any payment thereon, a statement containing such information as may be required by the Code and applicable Treasury Regulations to enable such Securityholder to prepare its federal income tax returns.

                  (c) A copy of each statement provided pursuant to Section 4.8(a) shall be made available for inspection at the Corporate Trust Office.

                  SECTION 4.9 New Issuances; Changes in Specified Maximum
                              Revolver Balance.

                  (a) The Seller may from time to time after the Initial Closing Date direct the Indenture Trustee or the Owner Trustee, as applicable, on behalf of the Trust, to issue one or more series of Term Notes or Revolving Notes, or Revolving Notes of any series outstanding pursuant to the Indenture or increase or decrease the Specified Maximum Revolver Balance or issue additional Certificates (including Certificates of a different class) pursuant to the Trust Agreement. Except as otherwise provided in any supplement hereto or any Officer's Issuance Certificate or Certificate Issuance Order, the Term Notes of all outstanding series, the Revolving Notes of all outstanding series and the Certificates of all outstanding classes shall be equally and ratably entitled as and to the extent provided herein to the benefits of this Agreement, the Indenture and the Pooling and Servicing Agreement without preference, priority or distinction.

                  (b) The obligation of the Indenture Trustee or the Owner Trustee, as applicable, to issue Term Notes or Revolving Notes of a new series, to increase or decrease the Specified Maximum Revolver Balance (including any Series Specified Maximum Revolver Balance) or to issue any additional Certificates and to execute and deliver any related documents, including a supplement hereto or to the Indenture, is subject to the following conditions:

                      (i) on or before the fifth Business Day immediately preceding the related Closing Date, the Seller shall have given the Indenture Trustee, the Owner Trustee, the Servicer and each Rating Agency notice of such issuance or of such increase or decrease in the Specified Maximum Revolver Balance and the Closing Date;

                      (ii) with respect to the issuance of a new series of Term Notes or Revolving Notes, the Seller shall have delivered to the Indenture Trustee and the Owner Trustee the related supplement and/or Officer's Issuance Certificate, in form reasonably satisfactory to such Trustees;

                      (iii) with respect to the issuance of Certificates, the Seller shall have delivered to the Owner Trustee the related Certificate Issuance Order, in form reasonably satisfactory to the Owner Trustee;

                      (iv) the Seller shall have delivered to the Indenture Trustee or the Owner Trustee, as applicable, any related Specified Support Arrangement executed by each of the parties thereto, other than such Trustee;

                      (v) the Rating Agency Condition shall have been satisfied with respect to such issuance or increase in the Specified Maximum Revolver Balance; provided that any decrease in the Specified Maximum Revolver Balance shall not be subject to such condition;

                      (vi) the Seller shall have delivered to the Indenture Trustee and the Owner Trustee a certificate of a Vice President or more senior officer, dated the Closing Date, to the effect that the Seller reasonably believes that such issuance or increase or decrease shall not result in the occurrence of an Early Amortization Event;

                      (vii) after giving effect to all issuances of Securities and all changes in the Specified Maximum Revolver Balance on the Closing Date, the quotient of (A) the outstanding Certificate Balance of all then outstanding Certificates over (B) the Maximum Pool Balance shall equal or exceed the Specified Certificate Percentage; and

                      (viii) with respect to the issuance of additional Certificates (unless otherwise agreed by the holders of all outstanding Certificates or unless the Rating Agency Condition is satisfied) the initial Certificate Balance of the Certificates to be issued on the Closing Date shall be less than or equal to the lowest Certificate Balance outstanding at all times during the twelve-month period preceding such issuance.

Upon satisfaction of the above conditions with respect to the issuance of additional Term Notes or Revolving Notes, the Indenture Trustee shall, to the extent necessary, execute a supplement to the Indenture and execute and authenticate such Term Notes or Revolving Notes pursuant to the Indenture. Upon satisfaction of the above conditions with respect to the increase or decrease of the Specified Maximum Revolver Balance, the Indenture Trustee shall, to the extent necessary, amend the Revolving Notes or the Indenture. Upon satisfaction of the above conditions with respect to the issuance of additional Certificates, the Owner Trustee shall execute and authenticate such additional Certificates pursuant to the Trust Agreement. In any such case, upon satisfaction of the above conditions, and upon payment in full of any series of Term Notes, the Owner Trustee shall, to the extent necessary, terminate, amend or modify the terms of any Specified Support Arrangements (including the Basis Swaps) and enter into additional Specified Support Arrangements.


                                    ARTICLE V
                                  SERVICING FEE

                  SECTION 5.1 Servicing Compensation. The Monthly Servicing Fee shall be payable to the Servicer, in arrears, on each Distribution Date through and including the Distribution Date on which the final distribution on the Securities is made, in an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the average daily balance of the Daily Trust Invested Amount for the related Collection Period; provided, however, that with respect to the first Distribution Date, the Monthly Servicing Fee shall be equal to the product of (a) 14/360 of the

Servicing Fee Rate and (b) the average daily balance of the Daily Trust Invested Amount during the period from and including the Initial Cut-Off Date through and including the last day of the Collection Period in which the Initial Cut-Off Date occurs.


                                   ARTICLE VI
                      SECURITYHOLDER ACCOUNTS; COLLECTIONS,
                       DEPOSITS AND INVESTMENTS; ADVANCES

                  SECTION 6.1  Establishment of Accounts; Deposits; Investments.

                    (a) (i) The Servicer, for the benefit of the Securityholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account known as the Superior Wholesale Inventory Financing Trust V Collection Account (the "Collection Account"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Securityholders.

                      (ii) The Servicer, for the benefit of the Term Noteholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account known as the Superior Wholesale Inventory Financing Trust V Note Distribution Account (the "Note Distribution Account"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Term Noteholders. Upon the commencement of a Payment Period for a series of Term Notes, the Servicer, for the benefit of the Term Noteholders, shall establish a subaccount of the Note Distribution Account (a "Note Distribution Subaccount") (which account may be kept only on the books of the Trust) in which to maintain all the funds deposited in the Note Distribution Account in respect of principal for the series of Term Notes beginning its Payment Period.

                      (iii) The Servicer, for the benefit of the Revolving Noteholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account known as the Superior Wholesale Inventory Financing Trust V Revolver Distribution Account (the "Revolver Distribution Account"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Revolving Noteholders.

                    (iv) Pursuant to the Trust Agreement, the Servicer, for the benefit of the Certificateholders, shall establish and maintain at The Chase Manhattan Bank in the name of the Issuer an Eligible Deposit Account known as the Superior Wholesale Inventory Financing Trust V Certificate Distribution Account (the "Certificate Distribution Account") bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

                    (v)      The Servicer, for the benefit of the
         Securityholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account known as the Superior Wholesale Inventory Financing Trust V Reserve Fund (the "Reserve Fund") bearing


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


         an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Securityholders.

                      (vi) The Servicer, for the benefit of the respective Noteholders, shall establish and maintain in the name of the Indenture Trustee any Eligible Deposit Accounts and subaccounts as set forth in the Officer's Issuance Certificates with respect to such series of Notes (each, an "Accumulation Account", and together with the Cash Accumulation Account, the "Accumulation Accounts"), each bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders of such series of Notes.

                      (vii) If Certificates are issued to a non-Affiliate of the Seller, the Servicer, for the benefit of such Certificateholders, may establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account known as the Superior Wholesale Inventory Financing Trust V Certificate Reserve Fund (the "Certificate Reserve Fund") bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of such Certificateholders. As of the Initial Closing Date, there is no Certificate Reserve Fund.

                  (b) (i)   Each of the Designated Accounts shall be initially
established with the Indenture Trustee and shall be maintained with the Indenture Trustee so long as (A) the short-term unsecured debt obligations of the Indenture Trustee have the Required Deposit Rating or (B) each of the Designated Accounts are maintained in the corporate trust department of the Indenture Trustee and any securities of the Indenture Trustee have a credit rating from each Rating Agency then rating such securities in one of its generic rating categories that signifies investment grade. All amounts held in the Designated Accounts (other than the Cash Accumulation Account and any other Designated Account with respect to a series of Notes specified otherwise in the Officer's Issuance Certificate with respect to such Series of Notes) (including amounts, if any, which the Servicer is required to remit daily to the Collection Account pursuant to Section 6.2) shall, to the extent permitted by applicable laws, rules and regulations, be invested, at the written direction of the Servicer (provided, however, with respect to a series of Term Notes, the Officer's Issuance Certificate with respect to such series of Term Notes may provide that under specified conditions a person other than the Servicer shall direct the investment of funds in deposit in the Designated Accounts with respect to such series of Term Notes on the terms set forth in such Officer's Issuance Certificate), by such bank or trust company in Eligible Investments (in the name of the Indenture Trustee or its nominee). Such written direction shall constitute certification by the Servicer (or such other Person) that any such investment is authorized by this Section 6.1. Funds deposited in each of the Reserve Funds shall be invested in Eligible Investments and except, and then only to the extent, as shall be otherwise permitted by the Rating Agencies, such investments shall not be sold or disposed of prior to their maturity. Should the short-term unsecured debt obligations of the Indenture Trustee (or any other bank or trust company with which the Designated Accounts are maintained) no longer have the Required Deposit Rating, then the Servicer shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency shall consent), with the Indenture Trustee's assistance as necessary, cause the Designated Accounts (A) to be moved to a bank or trust company, the short-term unsecured debt obligations of which shall have the Required Deposit Rating, or (B) so long as any securities of the Indenture Trustee have a credit rating from each Rating Agency then rating such securities in one of its generic rating categories that signifies investment grade, to be moved to the corporate trust department of the Indenture Trustee. On each Distribution Date, Shared Investment Proceeds shall be included in Available Trust Interest and applied as set forth in Section 4.5(c). The Indenture Trustee or the other Person holding the Designated Accounts as provided in this Section 6.1(b)(i) shall be the "Securities Intermediary." If the Securities Intermediary shall be a Person other than the Indenture Trustee, the Servicer shall obtain the express agreement of such Person to the obligations of the Securities Intermediary set forth in this Section 6.1 and an Opinion of Counsel that such Person can perform such Obligations.

                           (ii) With respect to the Designated Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

                                (A) Any Designated Account Property that is held
                  in deposit accounts shall be held solely in Eligible Deposit Accounts. The Designated Accounts are accounts to which Financial Assets will be credited.

                                (B) All securities or other property underlying
                  any Financial Assets credited to the Designated Accounts shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any of the Designated Accounts be registered in the name of the Issuer, the Servicer or the Seller, payable to the order of the Issuer, the Servicer or the Seller or specially indorsed to the Issuer, the Servicer or the Seller except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank.

                                (C) All property delivered to the Securities
                  Intermediary pursuant to this Agreement will be credited upon receipt of such property to the appropriate Designated Account.

                                (D) Each item of property (whether investments,
                  investment property, Financial Asset, security, instrument or cash) credited to a Designated Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the New York UCC.

                                (E) If at any time the Securities Intermediary
                  shall receive any order from the Indenture Trustee directing transfer or redemption of any Financial Asset relating to the Designated Accounts, the Securities Intermediary shall comply with such order without further consent by the Trust, the Servicer, the Seller or any other Person.

                                (F) The Designated Accounts shall be governed by
                  the laws of the State of New York, regardless of any provision in any other agreement. For purposes of the UCC, New York shall be deemed to be the

                  Securities Intermediary's jurisdiction and the Designated Accounts (as well as the Security Entitlements related thereto) shall be governed by the laws of the State of New York.

                                (G) The Securities Intermediary has not entered
                  into, and until the termination of this Agreement will not enter into, any agreement with any other Person relating to the Designated Accounts and/or any Financial Assets or other property credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person and the Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Issuer, the Seller, the Servicer or the Indenture Trustee purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 6.1(b)(ii)(E) hereof.

                                (H) Except for the claims and interest of the
                  Indenture Trustee in the Designated Accounts, the Securities Intermediary has no knowledge of claims to, or interests in, the Designated Accounts or in any Financial Asset credited thereto. If any other Person asserts any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Designated Accounts or in any Financial Asset carried therein, the Securities Intermediary will promptly notify the Indenture Trustee, the Servicer and the Issuer thereof.

                                (I) The Securities Intermediary will promptly
                  send copies of all statements, confirmations and other correspondence concerning the Designated Accounts and/or any Designated Account Property simultaneously to each of the Servicer and the Indenture Trustee, at the addresses set forth in Appendix B to this Agreement.

                                (J) The Indenture Trustee shall maintain each
                  item of Designated Account Property in the particular Designated Account to which such item originated and shall not commingle items from different Designated Accounts.

                                (K) The Servicer or other Person directing the
                  investment of funds in the Designated Accounts shall not direct the Indenture Trustee to:

                                    (1) invest in any Physical Property, any
                                Uncertificated Security that is not a Federal Book-Entry Security or any Certificated Security unless the Indenture Trustee takes Delivery of such item; or

                                    (2) invest in any Security Entitlement or
                                Federal Book-Entry Security unless the Indenture Trustee obtains Control over such investment.

                          (iii) The Servicer shall have the power, revocable by the Indenture Trustee (or by the Owner Trustee with the consent of the Indenture Trustee) to instruct the Indenture Trustee to make withdrawals and payments from the Designated Accounts for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

                           (iv) The Indenture Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Designated Accounts and in all proceeds thereof (except Investment Proceeds). Except as otherwise provided herein or in the Indenture, the Designated Accounts shall be under the exclusive dominion and control of the Indenture Trustee for the benefit of the Securityholders and the Indenture Trustee shall have sole signature power and authority with respect thereto.

                           (v) The Servicer shall not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Designated Accounts unless the security interest granted and perfected in such account shall continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Servicer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

                  (c) Pursuant to the Trust Agreement, the Owner Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof (except Investment Proceeds). Except as otherwise provided herein or in the Trust Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders. All amounts in the Certificate Distribution Account shall, to the extent permitted by applicable laws, rules and regulations, be invested, at the written direction of the Servicer, by the bank or trust company at which the Certificate Distribution Account is maintained in Eligible Investments. Such written direction shall constitute certification by the Servicer that any such investment is authorized by this Section 6.1(c). Investments in Eligible Investments shall be made in the name of the Owner Trustee or its nominee. If, at any time, the Certificate Distribution Account ceases to be an Eligible Deposit Account, the Servicer shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Certificate Distribution Account as an Eligible Deposit Account and shall cause the Owner Trustee to transfer any cash and/or any investments in the old Certificate Distribution Account to such new Certificate Distribution Account.

                  (d) The Indenture Trustee, the Owner Trustee, the Securities Intermediary and each other Eligible Deposit Institution with whom a Designated Account or the Certificate

Distribution Account is maintained waives any right of set-off, counterclaim, security interest or bankers' lien to which it might otherwise be entitled.

                  SECTION 6.2  Collections.

                  (a) Except as otherwise provided in Section 6.2(b), the Servicer shall deposit Collections into the Collection Account as promptly as possible after the date such Collections are processed by the Servicer, but in no event later than the second Business Day after such processing date.

                  (b) Notwithstanding anything in this Agreement to the
                      contrary, for so long as

                      (i)   GMAC is the Servicer,

                      (ii)  no Servicing Default has occurred and is continuing,

                      (iii) (A) GMAC maintains a short-term rating of at least A-1 by Standard & Poor's and P-1 by Moody's,

                            (B) GMAC arranges for and maintains a letter of
                  credit or other form of Specified Support Arrangement in respect of the Servicer's obligations to make deposits of Collections in the Collection Account that is acceptable in form and substance to each Rating Agency or

                            (C) GMAC otherwise obtains the written confirmation
                  from each Rating Agency that the failure by GMAC to make daily deposits shall not result in a downgrade, suspension or withdrawal of the rating of any outstanding series or class of Securities with respect to which it is a Rating Agency, and

                      (iv) no Daily Remittance Period specified in the Officer's Issuance Certificate of any series of Notes is in effect

(each of clause (i), (ii), (iii) and (iv), a "Monthly Remittance Condition"), then, subject to any limitations in the confirmations described in (C) above, if then applicable, the Servicer need not deposit Trust Principal Collections and Trust Interest Collections into the Collection Account on a daily basis during a Collection Period or make the deposits on any dates during such Collection Period otherwise specified in Sections 2.1(d), 2.6(b) and 2.7(b)(iii), but may make a single deposit into the Collection Account in same-day or next-day funds not later than 12:00 noon, New York City time, on the Business Day immediately preceding the related Distribution Date (or, with the consent of the Indenture Trustee, in same-day funds not later than 10:00 a.m., New York City time, on a Distribution Date) in a net amount equal to the amount which would have been on deposit in the Collection Account on such Distribution Date; provided that the amount of the Cash Collateral Amount for the last day of any Collection Period shall be deposited into the Collection Account (to the extent not already on deposit therein) no later than the second Business Day of the following Collection Period. If and so long as a Monthly Remittance Condition ceases to be satisfied, the

Servicer shall commence, if not already doing so, making deposits in accordance with Section 6.2(a) no later than the first day of the first Collection Period that begins at least two Business Days after the day on which such Monthly Remittance Condition ceases to be satisfied.


                                   ARTICLE VII
                       LIABILITIES OF SERVICER AND OTHERS

                  SECTION 7.1 Liability of Servicer; Indemnities.

                  (a) The Servicer shall be liable in accordance with this Agreement only to the extent of the obligations in this Agreement and the Pooling and Servicing Agreement specifically undertaken by the Servicer in its capacity as Servicer. Such obligations shall include the following:

                      (i) The Servicer shall indemnify, defend and hold harmless the Indenture Trustee, the Owner Trustee, the Issuer and the Securityholders from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale of any Eligible Receivables to the Issuer hereunder or the issuance and original sale of any Securities, or asserted with respect to ownership or sale of any Eligible Receivables in the Accounts in the Pool of Accounts or the Securities, or federal or other income taxes arising out of distributions or receipt of payment on the Securities, or any fees or other compensation payable to any such Person) and costs and expenses in defending against the same;

                      (ii) The Servicer shall indemnify, defend and hold harmless the Indenture Trustee, the Owner Trustee, the Issuer and the Securityholders from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon the Indenture Trustee, the Owner Trustee, the Issuer or the Securityholders through the negligence, wilful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement, the Pooling and Servicing Agreement, the Indenture or the Trust Agreement or by reason of reckless disregard of its obligations and duties under this Agreement, the Pooling and Servicing Agreement, the Indenture or the Trust Agreement; and

                      (iii) The Servicer shall indemnify, defend and hold harmless the Indenture Trustee and the Owner Trustee, and their respective agents and servants, from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with (x) in the case of the Owner Trustee, the Indenture Trustee's performance of its duties under the Indenture, (y) in the case of the Indenture Trustee, the Owner Trustee's performance of its duties under the Trust Agreement or (z) the acceptance, administration or performance by, or action or inaction of, the Indenture Trustee or the Owner Trustee, as applicable, of the trusts and duties contained in this Agreement, the Basic Documents, the Indenture (in the case of the Indenture Trustee), including the administration of the Owner Trust Estate, and the Trust Agreement (in case of the Owner Trustee), including the administration of the Trust Estate, except in each case to the extent that such cost, expense, loss, claim, damage or liability: (A) is due to the wilful misfeasance, bad faith or negligence (except for errors in judgment) of the Person seeking to be indemnified, (B) to the extent otherwise payable to the Indenture Trustee, arises from the Indenture Trustee's breach of any of its representations or warranties in Section
         6.13 of the Indenture, (C) to the extent otherwise payable to the Owner Trustee, arises from the Owner Trustee's breach of any of its representations or warranties set forth in Section 6.6 of the Trust Agreement or (D) shall arise out of or be incurred in connection with the performance by the Indenture Trustee of the duties of successor Servicer hereunder.

                  (b) Indemnification under this Section 7.1 shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this
Section 7.1 and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest.

                  SECTION 7.2 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. Any Person (a) into which the Servicer may be merged or consolidated, (b) resulting from any merger, conversion or consolidation to which the Servicer shall be a party, (c) succeeding to the business of the Servicer or (d) more than 50% of the voting interests of which is owned, directly or indirectly, by General Motors and which is otherwise servicing dealer receivables, which Person in any of the foregoing cases (other than the Servicer as the surviving entity of any such merger or consolidation) executes an agreement of assumption to perform every obligation of the Servicer under this Agreement and the Pooling and Servicing Agreement, shall be the successor to the Servicer under this Agreement and the Pooling and Servicing Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement, anything in this Agreement or in the Pooling and Servicing Agreement to the contrary notwithstanding. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section 7.2 to the Rating Agencies.

                  SECTION 7.3 Limitation on Liability of Servicer and Others.

                  (a) Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer in its capacity as such shall be under any liability to the Issuer, the Indenture Trustee, the Owner Trustee, the Securityholders or any other Person, except as specifically provided in this Agreement and in the Pooling and Servicing Agreement, for any action taken or for refraining from the taking of any action pursuant to the Basic Documents or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of wilful misfeasance, bad faith or negligence (except errors in judgment) in the performance of duties or by reason of reckless disregard of obligations and duties under the Basic Documents. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under the Basic Documents.

                  (b) The Servicer and any director, officer or employee of the Servicer shall be reimbursed by the Owner Trustee for any contractual damages, liability or expense (including, without limitation, any obligation of the Servicer to the Indenture Trustee pursuant to subsection 7.1(a)(iii)(y) or (z)) incurred by reason of the Owner Trustee's wilful misfeasance, bad faith or negligence (except errors in judgment) in the performance of such trustee's duties under this Agreement or the Trust Agreement or by reason of reckless disregard of its obligations and duties under such agreements.

                  (c) Except as provided in this Agreement or in the Pooling and Servicing Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Receivables arising under the Accounts in the Pool of Accounts in accordance with this Agreement and the Pooling and Servicing Agreement and that in its opinion may cause it to incur any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of the Basic Documents and the rights and duties of the parties to the Basic Documents and the interests of the Securityholders under the Basic Documents. In such event, the legal expenses and costs for such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer shall be entitled to be reimbursed therefor.

                  (d) The Applicable Trustee shall distribute out of the Collection Account on a Distribution Date any amounts permitted for reimbursement pursuant to subsection 7.3(c) not therefor reimbursed; provided, however, that the Applicable Trustee shall not distribute such amounts if the amount on deposit in the Reserve Fund (after giving effect to all withdrawals pursuant to Section 4.5, on such Distribution Date) is less than the Reserve Fund Required Amount.

                  SECTION 7.4 Delegation of Duties. So long as GMAC acts as Servicer, the Servicer may, at any time without notice or consent, delegate any duties under this Agreement or under the Pooling and Servicing Agreement to any Person more than 50% of the voting interests of which is owned, directly or indirectly, by General Motors. The Servicer may at any time perform specific duties as Servicer through sub-contractors who are in the business of servicing dealer floor plan automotive or similar receivables; provided, however, that no such delegation shall relieve the Servicer of its responsibility with respect to such duties.

                  SECTION 7.5 Servicer Not to Resign. Subject to the provisions of Section 7.2, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement and the Pooling and Servicing Agreement as Servicer except upon determination that the performance of its duties under this Agreement or under the Pooling and Servicing Agreement, as the case may be, is no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Owner Trustee. No such resignation shall become effective until the Indenture Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Servicer under the Basic Documents in accordance with Section 7.2.

                                  ARTICLE VIII
                                     DEFAULT


                  SECTION 8.1 Servicing Defaults. Each of the following shall constitute a "Servicing Default":

                  (a) any failure by the Servicer to deliver to the Indenture Trustee for deposit in any of the Designated Accounts or to the Owner Trustee for deposit in the Certificate Distribution Account any required payment or to direct the Indenture Trustee or the Owner Trustee to make any required distribution therefrom, which failure continues unremedied for a period of five Business Days after written notice is received by the Servicer from the Indenture Trustee or the Owner Trustee or after discovery of such failure by an officer of the Servicer;

                  (b) any failure on the part of the Servicer duly to observe or perform in any material respect any other covenant or agreement of the Servicer set forth in this Agreement, the Pooling and Servicing Agreement, the Indenture or the Trust Agreement, which failure (i) materially and adversely affects the rights of Securityholders and (ii) continues unremedied for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee or the Owner Trustee, or to the Servicer, the Indenture Trustee and the Owner Trustee by Noteholders whose Notes evidence not less than 25% of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date or by Certificateholders whose Certificates evidence not less than 25% of the Voting Interests as of the close of the preceding Distribution Date or after discovery of such failure by an officer of the Servicer;

                  (c) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement proves to have been incorrect when made and such inaccuracy has a material adverse effect on the rights of the Securityholders and such material adverse effect continues for a period of 60 days after the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee or the Owner Trustee; or

                  (d) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator for the Servicer, in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of their respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (e) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings of or relating to the Seller or the Servicer or of or relating to substantially all of their respective property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of all or substantially all of its obligations.

                  Notwithstanding the foregoing, there shall be no Servicing Default where a Servicing Default would otherwise exist due to a delay in or failure of performance under Section 8.1(a) for a period of 10 Business Days, or under Section 8.1(b) or (c) for a period of 60 days, if the delay or failure giving rise to such Servicing Default was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Pooling and Servicing Agreement and the Servicer shall provide the Indenture Trustee, the Owner Trustee, the Seller and the Securityholders with prompt notice of such failure or delay by it, together with a description of its efforts so to perform its obligations. The Servicer shall immediately notify the Indenture Trustee and the Owner Trustee in writing of any Servicing Default.

                  SECTION 8.2 Consequences of a Servicing Default. If a Servicing Default shall occur and be continuing, either the Indenture Trustee or the Noteholders whose Notes evidence not less than a majority of the Outstanding Amount attributable to such Notes as of the close of the preceding Distribution Date (or, if the Notes have been paid in full and the Indenture has been discharged with respect thereto, by the Owner Trustee or Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date), by notice then given in writing to the Servicer and the Owner Trustee and to the Indenture Trustee if given by the Noteholders or the Certificateholders) may terminate all, but not less than all, of the rights and obligations (other than its obligations that have accrued up to the time of such termination) of the Servicer under this Agreement and the Pooling and Servicing Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement and the Pooling and Servicing Agreement, whether with respect to the Notes, the Certificates, the Accounts in the Pool of Accounts, the related Receivables (including those held by the Trust and those retained by GMAC) or otherwise, shall pass to and be vested in the Indenture Trustee pursuant to and under this Section 8.2. The Indenture Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables arising under the Accounts in the Pool of Accounts and related documents, or otherwise. The Servicer agrees to cooperate with the Indenture Trustee and the Owner Trustee in effecting the termination of the responsibilities and rights of the Servicer under this Agreement and the Pooling and Servicing Agreement, including, without limitation, the transfer to the Indenture Trustee or the Owner Trustee for administration by it of all Collections that shall at the time be held by the Servicer for deposit, or that shall have been deposited by the Servicer in the Collection Account, the Note Distribution Account, the Revolver Distribution Account, the Certificate Distribution Account or any other Designated Account or thereafter received with respect to the Receivables in the Accounts in the Pool of Accounts that shall at that time be held by the Servicer. In addition to any other amounts that are then payable to the Servicer under this Agreement, the Servicer shall be entitled to receive from the successor Servicer, as described in Section 8.6, reimbursements for any outstanding Servicer Advances made during the period prior to the notice pursuant to this Section 8.2 which terminates the obligation and rights of the Servicer under this Agreement. To the extent that compliance with this Section 8.2 shall require the Servicer to disclose to the successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interest.

                  SECTION 8.3 Indenture Trustee to Act; Appointment of
Successor.

                  (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.2, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the Pooling and Servicing Agreement and the transactions set forth or provided for in this Agreement and the Pooling and Servicing Agreement, and shall be subject to all the responsibilities, restrictions, duties and liabilities relating thereto placed on the Servicer by the terms and provisions of this Agreement and the Pooling and Servicing Agreement. As compensation therefor, the Indenture Trustee shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if no such notice of termination had been given. Notwithstanding the above, the Indenture Trustee may, if it is unwilling to so act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction for the appointment of, a successor (i) having a net worth of not less than $100,000,000, (ii) a long-term unsecured debt rating from Moody's of at least Baa3 (unless such requirement is expressly waived by Moody's) and (iii) whose regular business includes the servicing of dealer floor plan automotive receivables, as the successor to the Servicer under this Agreement and the Pooling and Servicing Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer under this Agreement and the Pooling and Servicing Agreement (except that such successor shall not be liable for any liabilities incurred by any predecessor Servicer). Any successor to the Servicer shall automatically agree to be bound by the terms and provisions of any Specified Support Arrangement. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of Collections as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement and the Pooling and Servicing Agreement. The Indenture Trustee and such successor shall take such action, consistent with this Agreement and the Pooling and Servicing Agreement, as shall be necessary to effectuate any such succession.

                  (b) All authority and power granted to any successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 7.1 of the Trust Agreement, and shall pass to and be vested in the Seller and, without limitation, the Seller is hereby authorized and empowered to execute and deliver, on behalf of the successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The successor Servicer agrees to cooperate with the Seller in effecting the termination of the responsibilities and rights of the successor Servicer under this Agreement and the Pooling and Servicing Agreement. The successor Servicer shall transfer to the Seller its electronic records relating to the Accounts and the Receivables serviced hereunder in such electronic form as the Seller may reasonably request and shall transfer to the Seller all other records, correspondence and documents in the manner and at such times as the Seller shall reasonably request. To the extent that compliance with this Section 8.3 shall require the successor Servicer to disclose to the Seller information of any kind which the successor Servicer deems to be confidential, the Seller shall be required to enter into such customary licensing and confidentiality agreements as the successor Servicer shall deem necessary to protect its interests.

                  SECTION 8.4 Notification to Securityholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this
Article VIII, the Indenture Trustee shall give prompt written notice thereof to the Term Noteholders, the Revolving Noteholders, the Rating Agencies and the Owner Trustee shall give prompt written notice thereof to the Certificateholders.

                  SECTION 8.5 Waiver of Past Defaults. Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date (or, if all of the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date) voting as a single class, may, on behalf of all Securityholders, waive any default by the Servicer in the performance of its obligations hereunder and under the Pooling and Servicing Agreement and its consequences, except a Servicing Default under
Section 8.1(a) of this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicing Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the Pooling and Servicing Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 8.6 Repayment of Advances. If the identity of the Servicer shall change, the predecessor Servicer shall be entitled to receive, to the extent of available funds, reimbursement for Servicer Advances in the manner specified in Section 4.5, with respect to all previously unreimbursed Servicer Advances made by such predecessor Servicer prior to the reimbursement of any Servicer Advances made by the successor Servicer.


                                   ARTICLE IX
                     EARLY AMORTIZATION EVENTS; TERMINATION

                  SECTION 9.1 Early Amortization Events. If any one of the following events shall occur:

                  (a) an Insolvency Event with respect to the Seller or the Servicer (or GMAC, if it is not the Servicer);

                  (b) General Motors shall file a petition commencing a voluntary case under any chapter of the Federal bankruptcy laws; or General Motors shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any other similar applicable Federal law, or shall consent to the filing of any such petition, answer or consent; or General Motors shall appoint, or consent to the appointment of, a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or General Motors shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

                  (c) any order for relief against General Motors shall have been entered by a court having jurisdiction in the premises under any chapter of the Federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 60 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of General Motors under any other similar applicable Federal law, and such decree or order shall have continued undischarged or unstayed for period of 120 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of General Motors or of any substantial part of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days;

                  (d) failure on the part of the Seller, the Servicer or GMAC, as applicable, (i) to pay (or set aside for payment) pursuant to Section 4.5(d)(ii), (iii) and (iv) all amounts required to be paid as principal on any Notes or distributed as Certificate Balance on any Certificates on the applicable Stated Final Payment Date;

                  (e) failure on the part of the Seller, the Servicer or GMAC, as applicable, to duly observe or perform in any material respect any other covenants or agreements of the Seller, the Servicer or GMAC, as the case may be, set forth in this Agreement or the Pooling and Servicing Agreement, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given by the Indenture Trustee or the Owner Trustee to the Seller, provided, however, that no Early Amortization Event shall be deemed to occur if the Receivables affected by such failure are repurchased by the Seller or the Servicer or GMAC (if GMAC is not the Servicer), as applicable, in accordance with the Basic Documents;

                  (f) any representation or warranty made by GMAC in the Pooling and Servicing Agreement or the Seller in this Agreement or any information contained on the Schedule of Accounts, (i) shall prove to have been incorrect in any material respect when made or when delivered, and shall continue to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Indenture Trustee or the Owner Trustee and
(ii) as a result of such incorrectness the interests of the Securityholders are materially and adversely affected, provided, however, that no Early Amortization Event shall be deemed to occur if the Receivables relating to such representation or warranty are repurchased by GMAC or the Seller, as applicable, in accordance with the Basic Documents;

                  (g) on any Distribution Date, the average of the Monthly Payment Rates for the three preceding Collection Periods is less than 25%;

                  (h) on any three consecutive Distribution Dates, the amount on deposit in the Reserve Fund is less than the Reserve Fund Required Amount;

                  (i) on any Distribution Date, as of the last day of the related Collection Period, the aggregate principal balance of Receivables owned by the Trust which were advanced against Used Vehicles exceeded 20% of the Daily Trust Balance (for purposes of this clause (i), General Motors vehicles that are sold to daily rental car operations, repurchased pursuant to General Motors repurchase agreements and subsequently sold at auction to a General Motors-franchised dealer shall not be considered to be Used Vehicles);


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


                  (j) a notice setting forth one or more Events of Default under the Indenture and declaring the unpaid principal amount of Outstanding Notes (together with accrued and unpaid interest thereon) immediately due and payable has been given pursuant to Section 5.2(a) of the Indenture; provided, however, that if no other Early Amortization Event has occurred and is continuing and so long as the Scheduled Revolving Period Termination Date has not occurred, if the Seller so elects, the Early Amortization Period resulting from such occurrence shall terminate and the Revolving Period (and, if the Seller so elects, any then occurring Payment Periods if and to the extent set forth in the related Officer's Issuance Certificate) shall recommence if a notice rescinding and annulling such declaration has been given pursuant to the Indenture;

                  (k) on any Distribution Date, the Reserve Fund Required Amount for such Distribution Date exceeds the amount on deposit in the Reserve Fund by more than the Reserve Fund Trigger Amount;

                  (l) on any Distribution Date, the average Daily Trust Balance is less than 75% of the sum of the average Outstanding Amount of the Term Notes and the average Certificate Balance (in each case, such average being determined over the six Collection Periods immediately preceding such Distribution Date (or, if shorter, the period from the Initial Closing Date through and including the last day of the immediately preceding Collection Period));

                  (m) except for a termination, amendment or modification of the terms of any Basis Swap or entry into any other Specified Support Arrangement in connection with the issuance of additional Securities, the payment in full of any series of Term Notes or a change in the Specified Maximum Revolver Balance or any Series Specified Maximum Revolver Balance so long as the conditions set forth in Section 4.9 for such issuance or change are satisfied, any Basis Swap or Specified Support Arrangement related to any Securities is terminated, revoked, withdrawn, rescinded or found by a court of competent jurisdiction to be unenforceable or an Insolvency Event with respect to a Basis Swap Counterparty;

                  (n) on any Distribution Date, as of the last day of each of the two immediately preceding Collection Periods, the aggregate principal balance of all Available Receivables is less than 70% of the aggregate principal balance of all Receivables (including Receivables included in the Retained Property) in the Accounts in the Pool of Accounts; or

                  (o) any other Early Amortization Event set forth in the Officer's Issuance Certificate related to any series of Notes;

then, subject to applicable law, and after the applicable grace period, if any, an amortization event (an "Early Amortization Event") shall occur without any notice or other action on the part of any party immediately upon the occurrence of such event.

                  SECTION 9.2 Insolvency Events.

                  (a) Upon any sale, disposition or other liquidation of the assets of the Trust pursuant to Article V of the Indenture, the Servicer shall instruct the Indenture Trustee to deposit into the Collection Account the amounts specified in Section 5.4(b) of the Indenture (the "Insolvency

Proceeds"). The Servicer shall determine conclusively the amount of the Insolvency Proceeds which are deemed to be Trust Interest Collections and Trust Principal Collections. The Insolvency Proceeds shall be allocated and distributed to the Securityholders in accordance with Article IV on the next Distribution Date and the Trust (if not already so terminated) and the Trust Agreement shall terminate as provided in Section 7.1 of the Trust Agreement.

                  (b) Subject to Section 6.1(b), any investments on deposit in any of the Reserve Funds which shall not mature on or before such Distribution Date shall be sold by the Indenture Trustee at such time as shall result in the Indenture Trustee receiving the proceeds from such sale not later than the day immediately preceding such Distribution Date. Any Insolvency Proceeds remaining after the deposits described above shall be paid to the Seller.

                  SECTION 9.3 Optional Purchase by the Servicer. At any time from and after the time that,

                  (a) the Daily Trust Balance is less than or equal to 10% of an amount equal to the highest sum, on any date since the Initial Closing Date, of the Daily Trust Balance plus the Cash Collateral Amount plus amounts on deposit in the Cash Accumulation Account and Note Distribution Account (all such amounts being calculated as of the close of business on such day), and

                  (b) either

                      (i)  there are no Term Notes then outstanding or

                      (ii) the Wind Down Period is then in effect,

the Servicer shall have the option to purchase, as of the last day of any Collection Period, the assets of the Trust other than the Designated Accounts and the Certificate Distribution Account. To exercise such option, with respect to any Collection Period, the Servicer shall deposit in the Collection Account an amount equal to the aggregate Administrative Purchase Payments for the Receivables (including Defaulted Receivables) held by the Trust on the last day of such Collection Period, plus the appraised value of any such other property held by the Trust, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Owner Trustee and the Indenture Trustee (such amount will not be less than the outstanding principal balance and unpaid interest on all Notes). Thereupon, the Servicer shall succeed to all interests in and to the assets of the Trust (other than the Designated Accounts and the Certificate Distribution Account) and the Trust shall assign all such interest to the Servicer. The amount so paid to the Trust shall be treated as Trust Principal Collections received during such Collection Period to the extent of the principal portion of the aggregate Administrative Purchase Payment so paid, with the remainder being treated as Trust Interest Collections received during such Collection Period.

                  SECTION 9.4 Termination. Notice of any termination of the Trust and the Trust Agreement shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof. Following the satisfaction and discharge of the Indenture and the payment in full of principal and interest on the Term Notes and the Revolving Notes, the Certificateholders shall succeed to the rights of the Term Noteholders and the

Revolving Noteholders hereunder and the Owner Trustee shall succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement (subject to the continuing obligations of the Indenture Trustee set forth in Section 4.4 of the Indenture). After payment to the Indenture Trustee, the Owner Trustee, the Securityholders (including any deposit into the Distribution Accounts for the benefit of the Securityholders) and the Servicer of all amounts required to be paid (or so deposited) under this Agreement, the Indenture and the Trust Agreement, any amounts on deposit in each of the Reserve Funds and the Collection Account (after all other distributions required to be made from each of the Reserve Funds have been made and all distributions to GMAC on account of the Retained Property have been made) and any other assets of the Trust, including any Receivables held by the Trust, shall be paid and delivered to the Seller and this Agreement (except for Section 7.1) shall be terminated.

                  SECTION 9.5 Recommencement of Revolving Period.

                  (a) If an Early Amortization Event described in Section 9.1(i), (j) or (l) has occurred with the result that the Revolving Period has terminated and the Early Amortization Period has commenced, the Seller may nonetheless elect to terminate the Early Amortization Period and recommence the Revolving Period, but only if

                      (i) such recommencement begins no later than the first anniversary of the termination of the Revolving Period;

                      (ii) as of the date of recommencement, if the event giving rise to such Early Amortization Event was Section 9.1(i) or (l), such event was not reoccurring on each of the three Distribution Dates immediately preceding the date of recommencement or, if the event giving rise to such Early Amortization Event was Section 9.1(j), the provisions of the proviso thereof have been satisfied;

                      (iii) the Final Revolving Period Termination Date has not occurred;

                      (iv) the long term debt obligations of GMAC are rated at least "Baa3" by Moody's;

                      (v)   the Reserve Fund Funding Condition is satisfied; and

                      (vi) after giving effect to all issuances of securities and all changes in the Specified Maximum Revolver Balance on the date of the recommencement, the quotient of

                            (A) the outstanding Certificate Balance of all
                  outstanding Certificates over

                            (B) the Maximum Pool Balance shall equal or exceed
                  the Specified Certificate Percentage.


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


Written notice of such election to recommence the Revolving Period must be given to the Servicer, the Owner Trustee, the Indenture Trustee and the Rating Agencies at least ten Business Days prior to the proposed date of recommencement.

                  (b) If the Revolving Period has terminated and the Wind Down Period has commenced prior to the Final Revolving Period Termination Date, the Seller may nonetheless elect to terminate the Wind Down Period and recommence the Revolving Period, but only if

                      (i) such recommencement begins no later than the first anniversary of the termination of the Revolving Period;

                      (ii) if an Early Amortization Event has occurred, the Revolving Period was or on or before the recommencement date will be recommenced in accordance with Section 9.5(a);

                      (iii) the Final Revolving Period Termination Date has not occurred;

                      (iv)  the Reserve Fund Funding Condition is satisfied; and

                      (v) after giving effect to all issuances of securities and all changes in the Specified Maximum Revolver Balance on the date of the recommencement, the quotient of

                            (A) the outstanding Certificate Balance of all
                  outstanding 1999-A Certificates over

                            (B) the Maximum Pool Balance shall equal or exceed
                  the Specified Certificate Percentage.

Written notice of such election to recommence the Revolving Period must be given to the Servicer, the Owner Trustee, the Indenture Trustee and the Rating Agencies at least ten Business Days prior to the proposed date of recommencement.


                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

                  SECTION 10.1 Amendment.

                  (a) This Agreement may be amended by the Seller, the Servicer and the Owner Trustee with the consent of the Indenture Trustee, but without the consent of any of the Securityholders,

                      (i) to cure any ambiguity,

                      (ii) to correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Basic Documents,

                      (iii) to add or supplement any Specified Support Arrangement for the benefit of any Securityholders (provided that if any such addition shall affect any series or class of Securityholders differently than any other series or class of Securityholders, then such addition shall not, as evidenced by an Opinion of Counsel, materially and adversely affect in any material respect the interests of any series or class of Securityholders),

                      (iv) to add to the covenants, restrictions or obligations of the Seller, the Servicer, the Owner Trustee or the Indenture Trustee for the benefit of the Securityholders or

                      (v) to add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by an Opinion of Counsel, materially and adversely affect the interests of the Securityholders.

                  (b) This Agreement may also be amended from time to time by the Seller, the Servicer and the Owner Trustee with the consent of the Indenture Trustee, the consent of Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date and the consent of Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date (which consent, whether given pursuant to this Section 10.1 or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Security and of any Security issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Security) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall

                      (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions or payments that shall be required to be made on any Security without the consent of the holder thereof (it being understood that the issuance of any Securities after the Initial Closing Date as contemplated by this Agreement, the Indenture and the Trust Agreement and the specification of the terms and provisions thereof pursuant to an Officer's Issuance Certificate (with respect to any Notes) or a Certificate Issuance Order (with respect to any Certificates) shall not be deemed to have such effect for purposes hereof),

                      (ii) adversely affect the rating of any series or class of Securities by any Rating Agency without the consent of the holders of two-thirds of the Outstanding Amount of such series of Notes or the Voting Interests of such class of Certificates, as appropriate, or

                      (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of such aforesaid percentage of Securityholders.

                  (c) Prior to the execution of any such amendment, supplement or consent, the Servicer shall furnish written notification of the substance of such amendment or consent to the Rating Agencies.

                  (d) Promptly after the execution of any such amendment, supplement or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Securityholder.

                  (e) It shall not be necessary for the consent of Securityholders pursuant to subsection 10.1(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Securityholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Securityholders shall be subject to such reasonable requirements as the Indenture Trustee or the Owner Trustee may prescribe, including the establishment of record dates pursuant to paragraph number 2 of the Depository Agreements.

                  (f) Prior to the execution of any amendment to this Agreement, the Indenture Trustee and the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in subsection 10.2(i). The Indenture Trustee and the Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects such trustee's own rights, duties or immunities under this Agreement or otherwise.

                  (g) Each of GMAC and the Seller agrees that such Person shall not amend or agree to any amendment of the Pooling and Servicing Agreement unless such amendment would be permissible under the terms of this Section 10.1 as if this Section 10.1 were contained in the Pooling and Servicing Agreement.

                  SECTION 10.2 Protection of Title to the Owner Trust Estate.

                  (a) The Seller or the Servicer or both shall execute and file such financing statements and cause to be executed and filed such continuation statements or other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Securityholders, the Indenture Trustee and the Owner Trustee hereunder in the Receivables in the Accounts in the Pool of Accounts and the related Collateral Security and in the proceeds thereof (including, without limitation, the filing of UCC-1 financing statements on or prior to the Initial Closing Date). The Seller or the Servicer or both shall deliver (or cause to be delivered) to the Indenture Trustee and the Owner Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Seller agrees to use reasonable efforts to cause GMAC to comply with its obligations under Section 7.02 of the Pooling and Servicing Agreement.

                  (b) Within 60 days after the Seller or the Servicer make any change in its name, identity or corporate structure that would make any financing statement or continuation statement filed in accordance with paragraph
(a) above seriously misleading within the meaning of Section

9-402(7) of the UCC, the Seller or the Servicer as applicable shall give the Indenture Trustee and the Owner Trustee notice of any such change.

                  (c) Each of the Seller and the Servicer shall give the Indenture Trustee and the Owner Trustee at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Servicer shall at all times maintain each office from which it services Receivables arising under the Accounts in the Pool of Accounts and its principal executive office within the United States of America.

                  (d) The Servicer shall maintain accounts and records as to each Eligible Receivable arising under an Account in the Pool of Accounts accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each such Receivable and the amounts from time to time deposited in the Collection Account, Note Distribution Account, Revolver Distribution Account and Certificate Distribution Account.

                  (e) In connection with the sale and transfer hereunder of the Receivables in the Accounts in the Pool of Accounts and the related Collateral Security from the Seller to the Trust, the Seller shall, at its own expense, on or prior to the Initial Closing Date, in the case of the Initial Accounts, and on or prior to the applicable Addition Date, in the case of Additional Accounts,
(i) indicate in its computer files and cause GMAC to indicate in its computer files as required by the Pooling and Servicing Agreement, that the Eligible Receivables in the Accounts in the Pool of Accounts have been sold and transferred, and the Collateral Security assigned, to the Seller pursuant to the Pooling and Servicing Agreement and that such property has been sold and transferred to the Trust pursuant to this Agreement for the benefit of the Securityholders and (ii) deliver (or cause GMAC to deliver) a true and complete list of all such Accounts to the Owner Trustee specifying for each such Account, as of the Initial Cut-Off Date, in the case of the Initial Accounts, and as of the applicable Additional Cut-Off Date, in the case of Additional Accounts, its account number and the outstanding principal balance of Eligible Receivables in such Account. Such list, as supplemented from time to time to reflect Additional Accounts, Selected Accounts and Removed Accounts (including Accounts removed as described in Section 2.9), shall be the Schedule of Accounts to this Agreement and is hereby incorporated into and made a part of this Agreement. The Owner Trustee shall be under no obligation whatsoever to verify the accuracy or completeness of the information contained in the Schedule of Accounts from time to time.

                  (f) If at any time the Seller or the Servicer proposes to sell, grant a security interest in, or otherwise transfer any interest in dealer floor plan automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Eligible Receivable arising under an Account in the Pool of Accounts indicate clearly that an interest in such Receivable has been sold and is owned by the Issuer.

                  (g) The Servicer shall permit the Indenture Trustee and the Owner Trustee and their respective agents at any time to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable then or previously included in the Owner Trust Estate.

                  (h) The Servicer shall furnish to the Indenture Trustee and the Owner Trustee at any time upon request a list of all Accounts then included in the Pool of Accounts, together with a reconciliation of such list to the Schedule of Accounts as initially furnished hereunder and to each notice furnished before such request indicating removal from or addition to the Accounts in the Pool of Accounts. Upon request, the Servicer shall furnish a copy of any such list to the Seller. The Indenture Trustee, the Owner Trustee and the Seller shall hold any such list and the Schedule of Accounts and a copy of the Pooling and Servicing Agreement, the Trust Sale and Servicing Agreement and the Indenture for examination by interested parties during normal business hours at their respective Corporate Trust Offices or, in the case of the Seller, at its office, located at the addresses set forth in Section 10.3.

                  (i) The Servicer shall deliver to the Indenture Trustee and the Owner Trustee promptly after the execution and delivery of this Agreement and of each amendment or supplement hereto, an Opinion of Counsel either (a) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Indenture Trustee and the Owner Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (b) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest.

                  (j) To the extent required by law, the Seller shall cause the Term Notes (other than any Unregistered Notes) to be registered with the Securities and Exchange Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

                  SECTION 10.3 Notices. All demands, notices and communications upon or to the Seller, the Servicer, the Indenture Trustee, the Owner Trustee or the Rating Agencies under this Agreement shall be delivered as specified in Appendix B hereto.

                  SECTION 10.4 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OR OF ANY OTHER JURISDICTION, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 10.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any of the Securities or rights of any Interested Parties.

                  SECTION 10.6 Assignment. Notwithstanding anything to the contrary contained herein, this Agreement may not be assigned by the Seller without the prior written consent of Noteholders whose Notes evidence not less than 66% of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date and of Certificateholders whose Certificates evidence not less than 66% of the Voting Interests as of the close of the preceding Distribution Date. The Seller shall provide notice of any such assignment to the Rating Agencies.

                  SECTION 10.7 Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Securityholders and their respective successors and permitted assigns. Except as otherwise provided in Section 7.1 or in this Article X, no other person shall have any right or obligation hereunder.

                  SECTION 10.8 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  SECTION 10.9 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  SECTION 10.10 Assignment to Indenture Trustee. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders and (only to the extent expressly provided herein and in the Indenture) the Certificateholders of all right, title and interest of the Issuer in, to and under the Receivables and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

                  SECTION 10.11 No Petition Covenants. Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the final distribution with respect to the Securities to the Note Distribution Account, the Revolver Distribution Account or the Certificate Distribution Account, as applicable, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

                  SECTION 10.12 Further Assurances. The Seller, the Owner Trustee and the Indenture Trustee agree to do and perform from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Accounts for filing under the provisions of the UCC of any applicable jurisdiction and to evidence the repurchase of any interest in any Receivable by GMAC, the Seller or the Servicer.

                  SECTION 10.13 No Waiver; Cumulative Remedies. No failure or delay on the part of the Owner Trustee or the Indenture Trustee in exercising any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, power and privileges provided by law.

                  SECTION 10.14 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

                  SECTION 10.15 Limitation of Liability of Indenture Trustee and Owner Trustee.

                  (a) Notwithstanding anything contained herein to the contrary, this Agreement has been acknowledged and accepted by The Bank of New York not in its individual capacity but solely as Indenture Trustee and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder, the Indenture Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Indenture.

                  (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Chase Manhattan Bank Delaware not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Chase Manhattan Bank Delaware in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Trust Agreement.

                                 *  *  *  *  *

                  IN WITNESS WHEREOF, the parties hereto have caused this Trust Sale and Servicing Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.


                        SUPERIOR WHOLESALE INVENTORY FINANCING
                        TRUST V, Issuer

                        By: Chase Manhattan Bank Delaware, not in its individual capacity but solely as Owner Trustee on behalf of the Trust


                              By:
                                    -----------------------------------------
                                    Name:
                                    Title:


                        WHOLESALE AUTO RECEIVABLES CORPORATION,
                        Seller


                        By:
                              --------------------------------------------------
                              Name: N.L. Bugg
                              Title:  Manager - Securitization


                        GENERAL MOTORS ACCEPTANCE CORPORATION,
                        Servicer


                        By:
                              --------------------------------------------------
                              Name: D.C. Walker
                              Title: Director - U.S. Funding & Securitization

Acknowledged and Accepted:

The Bank of New York, not in its
individual capacity but solely
as Indenture Trustee,


By:
     --------------------------------
     Name:
     Title:

Chase Manhattan Bank Delaware,
not in its individual capacity
but solely as Owner Trustee,


By:
     --------------------------------
     Name:
     Title:

                                                                       EXHIBIT A


                 FORM OF ASSIGNMENT FOR THE INITIAL CLOSING DATE


                  For value received, in accordance with the Trust Sale and Servicing Agreement, dated as of May 18, 1999 (the "Trust Sale and Servicing Agreement"), between General Motors Acceptance Corporation, a Delaware corporation, as Servicer ("GMAC"), Wholesale Auto Receivables Corporation, a Delaware corporation (the "Seller"), and Superior Wholesale Inventory Financing Trust V (the "Trust"), the Seller does hereby sell, assign, transfer and otherwise convey unto the Trust, without recourse, all of its right, title and interest in, to and under (i) all of the Eligible Receivables existing in the Accounts listed in the Schedule of Accounts as of the close of business on the Initial Cut-Off Date and, so long as each such Account is included in the Pool of Accounts, all Eligible Receivables created or deemed created thereunder on each Receivables Purchase Date, all monies due or to become due thereon after the Initial Cut-Off Date or such Receivables Purchase Date, as appropriate, all Collateral Security with respect thereto and all amounts received with respect thereto, (ii) Article IV and Sections 3.04(c) and 6.03 of the Pooling and Servicing Agreement, dated as of May 18, 1999, between GMAC and the Seller, with respect to such Receivables, (iii) the Custodian Agreement with respect to such Receivables and (iv) all proceeds of the foregoing (including "proceeds" as defined in Section 9-306 of the UCC and Recoveries), in each case, as more fully described in the Trust Sale and Servicing Agreement.

                  The foregoing sale, transfer, assignment and conveyance and any sales, transfers, assignments and conveyances subsequent to the date hereof do not constitute, and are not intended to result in, the creation or an assumption by the Trust of any obligation of the Seller, GMAC, General Motors or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to any Dealers.

                  It is the intention of Seller and the Trust that the transfers and assignments contemplated by this Assignment, including transfers and assignments subsequent to the date hereof, shall constitute a sale of the property described herein and in the Pooling and Servicing Agreement from the Seller to the Trust and the beneficial interest in and title to such property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

                  This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Trust Sale and Servicing Agreement and is to be governed by the Trust Sale and Servicing Agreement.

                  Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Trust Sale and Servicing Agreement.

                                *  *  *  *  *

                  IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of May 18, 1999.

                                 WHOLESALE AUTO RECEIVABLES CORPORATION


                                 By:
                                       -----------------------------------------
                                       Name: N.L. Bugg
                                       Title: Manager - Securitization

                                                                       EXHIBIT B


                        LOCATIONS OF SCHEDULE OF ACCOUNTS


                           The Schedule of Accounts is
                           on file at the offices of:


            1.  The Indenture Trustee

            2.  The Owner Trustee

            3.  General Motors Acceptance Corporation

            4.  Wholesale Auto Receivables Corporation

                                                                       EXHIBIT C


                    FORM OF ASSIGNMENT FOR EACH ADDITION DATE


                  For value received, in accordance with the Trust Sale and Servicing Agreement, dated as of May 18, 1999 (the "Trust Sale and Servicing Agreement"), between General Motors Acceptance Corporation, a Delaware corporation, as Servicer ("GMAC"), Wholesale Auto Receivables Corporation, a Delaware corporation (the "Seller") and Superior Wholesale Inventory Financing Trust V (the "Trust"), the Seller does hereby sell, assign, transfer and otherwise convey unto the Trust, without recourse, with respect to the Additional Accounts to which this Assignment relates, all of its right, title and interest in, to and under (i) all of the Eligible Receivables as of the close of business on the related Additional Cut-Off Date in such Additional Accounts and, so long as each such Account is included in the Pool of Accounts, all Eligible Receivables created or deemed created thereunder on each Receivables Purchase Date, all monies due or to become due thereon after such Additional Cut-Off Date or such Receivables Purchase Date, as appropriate, all Collateral Security with respect thereto and all amounts received with respect thereto, (ii) Article IV and Sections 3.04(c) and 6.03 of the Pooling and Servicing Agreement, dated as of May 18, 1999, between GMAC and the Seller, with respect to such Receivables, including the right of the Seller to cause GMAC to repurchase Receivables under certain circumstances, (iii) the Custodian Agreement with respect to such Receivables and (iv) all proceeds of the foregoing (including "proceeds" as defined in Section 9-306 of the UCC and Recoveries), in each case as more fully described in the Trust Sale and Servicing Agreement.

                  The foregoing sale, transfer, assignment and conveyance and any sales, transfers, assignments and conveyances subsequent to the date hereof do not constitute, and are not intended to result in, the creation or an assumption by the Trust of any obligation of the Seller, GMAC, General Motors or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to any Dealers.

                  It is the intention of the Seller and the Trust that the transfers and assignments contemplated by this Assignment, including transfers and assignments subsequent to the date hereof, shall constitute a sale of the property described herein and the Pooling and Servicing Agreement from the Seller to the Trust and the beneficial interest in and title to such property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

                  This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Trust Sale and Servicing Agreement and is to be governed by the Trust Sale and Servicing Agreement.

                  Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Trust Sale and Servicing Agreement.

                                *  *  *  *  *

                  IN WITNESS WHEREOF, the undersigned has caused this Assignment
to be duly executed as of           ,          .

                                  WHOLESALE AUTO RECEIVABLES CORPORATION

                                  By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT D


                   FORM OF OPINION OF COUNSEL WITH RESPECT TO
                              ADDITION OF ACCOUNTS

                 Provision to be Included in Opinion of Counsel
                    Delivered Pursuant to Section 2.7(b)(ix) of the Trust Sale and Servicing Agreement

                  The opinion set forth below is subject to standard qualifications, assumptions, limitations and exceptions. Capitalized terms used but not defined herein are used as defined in the Trust Sale and Servicing Agreement dated as of May 18, 1999 among General Motors Acceptance Corporation, as servicer, Wholesale Auto Receivables Corporation, as Seller (the "Seller"), and Superior Wholesale Inventory Financing Trust V.

                           The Assignment delivered on the Addition Date has been duly authorized, executed and delivered by the Seller, and constitutes the valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

                                   APPENDIX A

                              PART I - DEFINITIONS

         All terms defined in this Appendix shall have the defined meanings when used in the Basic Documents, unless otherwise defined therein.

                  1999-A Certificate Basis Swap: The Class 1999-A Certificate Basis Swap dated as of the Initial Closing Date between the Trust and GMAC, as the Basis Swap Counterparty.

                  1999-A Certificate Notional Amount: With respect to any day during a Collection Period, the outstanding Certificate Balance of the 1999-A Certificates as of that date, including after giving effect to unreimbursed Trust Charge-Offs as of the close of business on the Distribution Date during that Collection Period.

                  1999-A Certificates: The Floating Rate Asset-Backed Certificates, Class 1999-A described in the Trust Agreement.

                  1999-A Note Underwriting Agreement: The Note Underwriting Agreement, dated as of May 6, 1999, between Bear, Stearns & Co. Inc., Salomon Smith Barney and the Seller with respect to the sale of the 1999-A Term Notes.

                  1999-A Term Note Interest Rate: The 1999-A Term Notes Interest Rate set forth in the Officer's Issuance Certificate for such series.

                  1999-A Term Note Notional Amount: With respect to any day during a Collection Period, the outstanding principal balance of the 1999-A Term Notes as of such day, including after giving effect to unreimbursed Trust Charge-Offs as of the close of business on the Distribution Date during such Collection Period.

                  1999-A Term Notes: The Floating Rate Asset-Backed Term Notes, Series 1999-A, issued on the Initial Closing Date.

                  1999-A Term Notes Basis Swap: The 1999-A Term Notes Basis Swap dated as of the Initial Closing Date between the Trust and GMAC, as Basis Swap Counterparty.

                  1999-A Term Notes Monthly Available Amount: The amount described in clause (2)(a) of Section 4.5(c)(i) of the Trust Sale and Servicing Agreement.

                  1999-A Term Notes Monthly Carrying Costs: With respect to any Distribution Date, the sum for such Distribution Date of (A) the net payment, if any, due to the Basis Swap Counterparty under the 1999-A Term Notes Basis Swap and (B) the amount of Noteholders' Interest for such Distribution Date with respect to the 1999-A Term Notes.

                  1999-RN1 Basis Swap: The 1999-RN1 Basis Swap dated as of the Initial Closing Date between the Trust and GMAC, as the Basis Swap Counterparty.

                  1999-RN1 Revolving Note: The Floating Rate Asset-Backed Revolving Note, Series 1999-RN1, issued on the Initial Closing Date.

                  1999-RN1 Revolving Note Monthly Available Amount: The amount described in clause 2(b) of Section 4.5(c)(i) of the Trust Sale and Servicing Agreement.

                  1999-RN1 Revolving Note Monthly Carrying Costs: With respect to any Distribution Date, the sum for such Distribution Date of (A) the net payment, if any, due to the Basis Swap Counterparty under the 1999-RN1 Basis Swap and (B) the amount of Noteholders' Interest for such Distribution Date with respect to the 1999-RN1 Revolving Note.

                  1999-RN1 Revolving Notional Amount: With respect to any day during a Collection Period, the outstanding principal balance of the 1999-RN1 Revolving Note as of that date, including after giving effect to unreimbursed Trust Charge-Offs as of the close of business on the Distribution Date during such Collection Period.

                  Account: An individual line of credit or related lines of credit represented by a Floor Plan Financing Agreement extended or maintained by GMAC to a United States corporation or other Person located in the United States engaged generally in the business of purchasing Vehicles from a manufacturer or distributor thereof and holding such Vehicles for sale or lease in the ordinary course of business.

                  Accountants' Report: The report described in Section 4.2 of the Trust Sale and Servicing Agreement.

                  Accumulation Account: With respect to any series of Notes, an Eligible Deposit Account established and maintained by the Servicer with the Indenture Trustee, in the name of the Indenture Trustee, on behalf of the holders of such series of Notes, which shall constitute a Designated Account, and which shall have such additional terms and provisions as shall be set forth in the Officer's Issuance Certificate with respect to such series of Notes.

                  Act:  An Act as specified in Section 11.3(a) of the Indenture.

                  Addition Date: The date as of which an Additional Account is added to the Pool of Accounts.

                  Addition Notice: The notice specified in Section 2.7(a) of the Trust Sale and Servicing Agreement.

                  Additional Account: An Account as described in Section 2.03(a) of the Pooling and Servicing Agreement to be included in the Pool of Accounts after the Initial Cut-Off Date.

                  Additional Cut-Off Date: The date specified in the GMAC Addition Notice described in Section 2.03(a) of the Pooling and Servicing Agreement.

                  Additional Trust Principal: With respect to any Distribution Date, the amount, if any, of Available Trust Interest and funds in the Reserve Fund applied to cover the Trust Defaulted Amount or to cover unreimbursed Trust Charge-Offs on such Distribution Date.

                  Administration Agreement: That certain Administration Agreement, dated as of the Initial Closing Date, among GMAC, as Administrator, the Issuer and the Indenture Trustee, as amended and supplemented from time to time.

                  Administrative Purchase Payment:  means:

                  (i) the payment described in Section 3.04(d) of the Pooling and Servicing Agreement and

                  (ii) any payment by the Servicer pursuant to Section 9.3 of the Trust Sale and Servicing Agreement (which payment, in the case of this clause (ii), shall equal the greater of (A) the amount computed as specified in Section 3.04 of the Pooling and Servicing Agreement with respect to the Receivables and
                  (B) the outstanding principal balance and accrued and unpaid interest on all Notes on the related Distribution Date).

                  Administrative Receivable: A Receivable described in Section 3.04(c) of the Pooling and Servicing Agreement.

                  Administrator: GMAC or any successor Administrator under the Administration Agreement.

                  Affiliate: With respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  Agency Office: The office of the Issuer maintained pursuant to
Section 3.2 of the Indenture.

                  Aggregate Certificateholders' Interest: With respect to any Distribution Date, an amount equal to the sum of (a) the Certificateholders' Interest for all classes of Certificates for such Distribution Date and (b) the Certificateholders' Interest Carryover Shortfall for the preceding Distribution Date.

                  Aggregate Certificateholders' Principal: With respect to any Distribution Date, the lesser of (i) the excess, if any, of Available Trust Principal over the sum of the Aggregate

Noteholders' Principal and the Required Revolver Payment and (ii) the outstanding Certificate Balance. Aggregate Certificateholders' Principal shall equal zero until the Outstanding Amount for all Notes shall have been paid (or provided for) in full, the obligations of the Trust to the Basis Swap Counterparty shall have been paid in full and either (i) such Distribution Date relates to the Wind Down Period or an Early Amortization Period or (ii) the Servicer has exercised its option under Section 9.3 of the Trust Sale and Servicing Agreement.

                  Aggregate Noteholders' Interest: With respect to any Distribution Date, the sum of the Noteholders' Interest for all series of Term Notes.

                  Aggregate Noteholders' Principal: With respect to any Distribution Date, the sum of the amounts required to be paid (or set aside for payment in an Accumulation Account, or in the Note Distribution Account or otherwise) as principal on each series of Term Notes on such Distribution Date pursuant to the Indenture and the Trust Sale and Servicing Agreement.

                  Aggregate Revolver Interest: With respect to any Distribution Date, the sum of (a) the Revolver Interest for all series of Revolving Notes for such Distribution Date and (b) the Revolver Interest Carryover Shortfall for the preceding Distribution Date.

                  Applicable Trustee: So long as the Outstanding Amount for any series of Term Notes or the Revolving Notes is greater than zero and the Indenture has not been discharged in accordance with its terms, the Indenture Trustee, and thereafter, the Owner Trustee.

                  Auction Vehicles: Under GMAC's current practices and policies, vehicles purchased at a closed auction conducted by General Motors or others.

                  Authorized Officer: With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Initial Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Initial Closing Date (as such list may be modified or supplemented from time to time thereafter). With respect to any other Person, any Vice President or more senior officer of such Person who is authorized to act for such Person with respect to such matters.

                  Available Receivable: A Receivable that is identified by GMAC as satisfying the criteria set forth in clauses (a) through (p) of the definition of Eligible Receivable.

                  Available Trust Interest: With respect to any Distribution Date, the sum of:

                  (1)      Trust Interest Collections,

                  (2)      Shared Investment Proceeds,

                  (3) the net amounts, if any, paid to the Trust under any other Specified Support Arrangements which have not been designated as specific to any series of Notes,

                  (4) the net amounts, if any, paid to the Trust under all Basis Swaps entered into with respect to a series of certificates, including the 1999-A Certificate Basis Swap, and

                  (5) if the Servicer exercises its option to purchase the assets of the Trust under Section 9.3 of the Trust Sale and Servicing Agreement, the amount described in such section as being treated as Available Trust Interest.

                  Available Trust Principal:

                  (i) With respect to any day during a Collection Period, Trust Principal Collections for such day minus any amounts paid out of Trust Principal Collections on such day to the Servicer as reimbursement for outstanding Servicer Liquidity Advances, and

                  (ii) On the Distribution Date related to such Collection Period, the sum of

                           (a) Additional Trust Principal, if any, for such Distribution Date;

                           (b) the Cash Collateral Amount on such Distribution Date; and

                           (c) for each Distribution Date related to the Wind Down Period or an Early Amortization Period, if the amount on deposit in the Reserve Fund on such Distribution Date exceeds zero, the Supplemental Principal Allocation for such current Distribution Date.

                  Bankruptcy Code: Title 11 of the United States Code, as the same may be amended from time to time.

                  Basic Documents: The Certificate of Trust, the Trust Agreement, the Pooling and Servicing Agreement, the Trust Sale and Servicing Agreement, the Custodian Agreement, the Administration Agreement, the Indenture (including all Officer's Issuance Certificates), any Note Depository Agreement, the Specified Support Arrangements and the other documents and certificates delivered in connection therewith from time to time.

                  Basis Swap Counterparty:  GMAC.

                  Basis Swaps: Each of the 1999-A Term Notes Basis Swap, the 1999-RN1 Revolving Note Basis Swap, the 1999-A Certificate Basis Swap and any other basis swap for a series of notes or class of certificates.

                  Benefit Plan: Any one of (a) an employee benefit plan (as described in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in such entity.

                  Book-Entry Certificates: Certificates in which ownership and transfers shall be made through book entries by a Clearing Agency as described in Section 3.11 of the Trust Agreement.

                  Book-Entry Notes: Term Notes in which ownership and transfers shall be made through book entries by a Clearing Agency as described in Section
2.10 of the Indenture.

                  Business Day: Any day other than a Saturday, a Sunday or any other day on which banks in New York, New York or Detroit, Michigan, may, or are required to, be closed.

                  Business Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et seq., as the same may be amended from time to time.

                  Cash Accumulation Account: With respect to the 1999-A Term Notes, an Eligible Deposit Account established and maintained by the Servicer with the Indenture Trustee, in the name of the Indenture Trustee, on behalf of the holders of the 1999-A Term Notes. The Cash Accumulation Account will constitute a Designated Account and an Accumulation Account.

                  Cash Accumulation Account Earnings: With respect to a Distribution Date, the investment earnings during the related Collection Period on funds deposited in the Cash Accumulation Account, net of losses and investment expenses with respect to such funds.

                  Cash Accumulation Event: Any of the events designated as such in the 1999-A Term Notes' Officer's Issuance Certificate.

                  Cash Accumulation Period: The period designated as such in the 1999-A Term Notes' Officer's Issuance Certificate.

                  Cash Accumulation Reserve Fund: The account designated as such, established and maintained pursuant to Part I.I.2 of the Officer's Issuance Certificate for the 1999-A Term Notes.

                  Cash Accumulation Reserve Fund Deposit Amount: For any Distribution Date, the excess, if any, of the Cash Accumulation Reserve Fund Required Amount over the amount on deposit in the Cash Accumulation Reserve Fund.

                  Cash Accumulation Reserve Fund Initial Deposit:  $10,620,000.

                  Cash Accumulation Reserve Fund Release Amount: For any Distribution Date, the Cash Accumulation Reserve Fund Release Amount shall never be less than zero and shall always equal zero except during a Cash Accumulation Period or a Rapid Amortization Period when it shall equal an amount calculated as follows:


Cash Accumulation
Reserve Fund         =    ( (CAB) x  (LIBOR Rate) x       (Actual Days)         )- (Interest Earned)
Release Amount                                        ---------------------
                                                               360



         where, for purposes of this equation only:

                  "CAB" is the sum of (a) the daily average balance in the Cash Accumulation Account and (b) the daily average balance in the Note Distribution Subaccount in respect of the 1999-A Term Notes prior to any deposits or withdrawals in respect of principal into or from either of such accounts on such Distribution Date; provided that earnings on such accounts during the related Collection Period will be excluded from such balances.

                  "LIBOR Rate" is the 1999-A Term Notes' Interest Rate in effect for such Distribution Date.

                  "Actual Days" is the actual numbers of days elapsed from and including the prior Distribution Date (or if applicable, the Initial Closing Date) to but excluding such Distribution Date.

                  "Interest Earned" is the sum of the Cash Accumulation Account Earnings and the Note Distribution Subaccount Earnings during the related Collection Period.

                  Cash Accumulation Reserve Fund Required Amount: With respect to any Determination Date, the sum of (1) the present value, discounted at 2.5% per annum, of the Monthly Mismatch Amounts for each Distribution Date following the Distribution Date for which such calculation is being made to the Distribution Date preceding the Targeted Final Payment Date for the 1999-A Term Notes and (2) $218,750.

                  Cash Collateral Amount: As specified in Section 4.5(d)(iii) of the Trust Sale and Servicing Agreement, with respect to any date, the amount that is required to be held on behalf of the Trust in order to maintain Trust Equilibrium.

                  Cede: CEDE & Co., as the nominee of The Depository Trust Company, which initially shall be the sole owner of record of the 1999-A Term Notes.

                  Certificate: Any one of the Certificates executed by the Owner Trustee and authenticated by the Owner Trustee in substantially the form set forth in Exhibit A to the Trust Agreement.

                  Certificate Balance: With respect to any Distribution Date,
(i) with respect to the 1999-A Certificates (a) $185,800,000, plus (b) the principal amount of 1999-A Certificates issued after the Initial Closing Date, minus (c) all distributions in respect of Certificate Balance of the 1999- A Certificates actually made on or prior to such date, minus (d) unreimbursed Trust Charge-Offs on such Distribution Date (determined after giving effect to the application of Available Trust Interest and other amounts available to reimburse Trust Charge-Offs on such date) allocated to the 1999-A Certificates, up to the Certificate Balance of the 1999-A Certificates on such Distribution Date calculated without regard to this clause (d); and (ii) with respect to any other class of Certificates, the amount set forth in the terms of such class of Certificates. Any unreimbursed Trust Charge-Offs applied to reduce the Certificate Balance shall be applied against each class of Certificates on such Distribution Date, pro rata on the basis of the Certificate Balance of the Certificates of such class outstanding on the preceding Distribution Date (calculated without reduction for any unreimbursed Trust Charge-Offs).

                  Certificate Distribution Account: The account designated as such, established and maintained pursuant to Section 6.1(a) of the Trust Agreement.

                  Certificate Issuance Order: An order establishing the terms of any Certificates to be issued after the Initial Closing Date pursuant to Section 3.3(b) of the Trust Agreement.

                  Certificate of Trust: The certificate of trust of the Issuer substantially in the form of Exhibit B to the Trust Agreement to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

                  Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  Certificate Rate: With respect to any Distribution Date, (a) with respect to the 1999- A Certificates, a rate equal to the product of (i) a fraction, the numerator of which is the number of days elapsed from and including the prior Distribution Date (or, in the case of the Initial Distribution Date, from and including the Initial Closing Date) to but excluding such Distribution Date and the denominator of which is 360 and (ii) LIBOR plus 2.25% and (b) with respect to any other class of Certificates, the amount designated as such pursuant to the Trust Agreement and in the related Certificate Issuance Order.

                  Certificate Register: The register of Certificates specified in Section 3.4(a) of the Trust Agreement.

                  Certificate Registrar: The registrar at any time of the Certificate Register, appointed pursuant to Section 3.4(a) of the Trust Agreement.

                  Certificate Reserve Fund: The account designated as such, established and maintained pursuant to Section 6.1(a) of the Trust Sale and Servicing Agreement.

                  Certificate Reserve Fund Deposit Amount: Such amount, if any, as shall be specified in the Certificate Issuance Order for any class of Certificates.

                  Certificated Security: As of any date, has the meaning given to such term under the applicable UCC in effect on such date.

                  Certificateholder: A Person in whose name a Certificate is registered on the Certificate Register.

                  Certificateholders' Interest: With respect to any Distribution Date, for any class of Certificates, the product of (a) the Certificate Balance for such class on the prior Distribution Date (or, in the case of the first Distribution Date following the issuance of such class of Certificates, on the related Closing Date) plus the initial Certificate Balance of any Certificates of such class issued since such prior Distribution Date and (b) the Certificate Rate for such Distribution Date.

                  Certificateholders' Interest Carryover Shortfall: With respect to any Distribution Date, the excess of (a) the Aggregate Certificateholders' Interest for such Distribution Date over (b) the amount that was actually deposited in the Certificate Distribution Account on such Distribution Date in respect of Aggregate Certificateholders' Interest.

                  Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The Clearing Agency for the 1999-A Term Notes and the 1999-A Certificates shall be Depository Trust Company.

                  Clearing Agency Participant: A securities broker, dealer, bank, trust company, clearing corporation or other financial institution or other Person for whom from time to time a Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

                  Closing Date: Each of the Initial Closing Date and any subsequent date on which Term Notes, Certificates or Revolving Notes are issued or the Specified Maximum Revolver Balance is increased or decreased pursuant to
Section 4.9 of the Trust Sale and Servicing Agreement.

                  Code: The Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

                  Collateral: The collateral specified in the granting clause of the Indenture.

                  Collateral Security: With respect to an Account included in the Pool of Accounts and the Receivables arising in such Account, all collateral security granted to secure the obligations of the related Dealer in connection therewith and any proceeds therefrom, including all Vehicle Collateral Security, and, to the extent applicable, other motor vehicles, parts inventory, equipment, fixtures, service accounts, realty and guarantees.

                  Collection Account: The account designated as such, established and maintained pursuant to Section 6.1(a)(i) of the Trust Sale and Servicing Agreement.

                  Collection Period: With respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs; provided, however, that for the Initial

Distribution Date, the related Collection Period shall include only that portion of the preceding calendar month occurring after the Initial Cut-Off Date.

                  Collections:  Interest Collections and Principal Collections.

                  Common Collateral: The property constituting Collateral Security described as such in Section 6.03(a) of the Pooling and Servicing Agreement.

                  Control: (x) The Indenture Trustee shall have obtained "Control" over a Security Entitlement if:

                           (i)      (a)     the Indenture Trustee is the
                                            Securities Intermediary for the
                                            Designated Account in which such
                                            Security Entitlement is held, or

                                    (b)     the Indenture Trustee

                                            (1)      is identified in the
                                                     records of the Securities
                                                     Intermediary as the person
                                                     having such a Security
                                                     Entitlement against the
                                                     Securities Intermediary, or

                                            (2)      has obtained the agreement,
                                                     in writing, of the
                                                     Securities Intermediary for
                                                     such Security Entitlement
                                                     that it will comply with
                                                     orders of the Indenture
                                                     Trustee regarding the sale
                                                     or redemption of the
                                                     Security Entitlement
                                                     without further consent of
                                                     any other person, and

                           (ii) the Securities Intermediary for such Security Entitlement

                                    (a)     is the registered owner of the
                                            related Financial Asset,

                                    (b)     is the holder of the Security
                                            Certificate for the related
                                            Financial Asset, or

                                    (c)     holds its interest in the related
                                            Financial Asset directly through a
                                            clearing corporation (as defined in
                                            Revised Article 8); and

                  (y) the Indenture Trustee shall have obtained "Control" over a Federal Book-Entry Security if:

                           (i)      (a)     the Indenture Trustee is a
                                            participant in the book entry system
                                            maintained by the Federal Reserve
                                            Bank that is acting as fiscal agent
                                            for the issuer of such Federal
                                            Book-Entry Security; and

                                    (b)     such Federal Reserve Bank has
                                            indicated by book entry that such
                                            Federal Book-Entry Security has been
                                            credited to the Indenture Trustee's
                                            securities account in such book
                                            entry system; or

                           (ii)     (a)     the Indenture Trustee

                                            (1)      is identified in the
                                                     records of a Securities
                                                     Intermediary as the Person
                                                     having a Security
                                                     Entitlement in respect of
                                                     such Federal Book-Entry
                                                     Security against such
                                                     Securities Intermediary; or

                                            (2)      has obtained the agreement,
                                                     in writing, of the
                                                     Securities Intermediary for
                                                     such Security Entitlement
                                                     that it will comply with
                                                     orders of the Trustee
                                                     regarding the sale or
                                                     redemption of the Security
                                                     Entitlement without further
                                                     consent of any other
                                                     Person; and

                                    (b)     the Securities Intermediary for such
                                            Security Entitlement is a
                                            participant in the book entry system
                                            maintained by the Federal Reserve
                                            Bank that is acting as fiscal agent
                                            for the issuer of such Federal
                                            Book-Entry Security; and

                                    (c)     such Federal Reserve Bank has
                                            indicated by book entry that such
                                            Federal Book-Entry Security has been
                                            credited to the Securities
                                            Intermediary's securities account in
                                            such book entry system.

                  Controlled Deposit Amount: With respect to any Distribution Date, for any series of Term Notes, the amount provided by the terms of such Term Notes; provided, however, that the Controlled Deposit Amount for any series of Term Notes shall not exceed the then Outstanding Amount of such Notes.

                  Corporate Trust Office: With respect to the Indenture Trustee or the Owner Trustee, the principal office at which at any particular time the corporate trust business of the Indenture Trustee or Owner Trustee, respectively, shall be administered, which offices at the Initial Closing Date are located:

         in the case of the Indenture Trustee, at:

         101 Barclay Street, 12 East
         New York, New York 10286
         Attention: Corporate Trust Trustee Administration

         and in the case of the Owner Trustee, at:

         Chase Manhattan Bank Delaware
         1201 Market Street, Corporate Trust, 9th Floor
         Wilmington, Delaware 19801
         Attention:  Corporate Trustee Administration

         provided that, when the definition of "Corporate Trust Office" is used in connection with providing notice to the Owner Trustee, a copy of such notice shall also be sent to:

         The Chase Manhattan Bank
         450 W. 33rd Street
         New York, New York 10001
         Attention:  Global Trust Services

                  Custodian: GMAC, as Servicer, or another custodian named from time to time pursuant to the Custodian Agreement.

                  Custodian Agreement: The Custodian Agreement, dated as of the Initial Closing Date, between the Custodian, GMAC and WARCO, as amended and supplemented from time to time.

                  Daily Remittance Period: The periods designated as such in the Officer's Issuance Certificate of any series of Notes.

                  Daily Trust Balance: For any date, the aggregate principal balance of all Receivables held by the Trust on such date (which shall not include the Retained Property).

                  Daily Trust Invested Amount: For any date during a Collection Period, an amount equal to (without duplication)

                  (a) the aggregate Outstanding Amount of the Term Notes on such date plus

                  (b) the outstanding Certificate Balance on such date plus

                  (c) the Net Revolver Balance for such date minus

                  (d) the Cash Collateral Amount for such date minus

                  (e) any amounts held on such date in a related Distribution Account, Cash Accumulation Account or other account for payment of principal on the Notes or distribution of Certificate Balance on the Certificates minus

                  (f) the amount of unreimbursed Trust Charge-Offs as of such date.

                  Dealer: Any corporation or other Person the Receivables of which are included in the Trust.

                  Dealer Overconcentration Receivables: With respect to any date, with respect to any Dealer or group of affiliated Dealers (as determined in accordance with the Servicer's standard procedures for identifying and tracking accounts of affiliated Dealers), the outstanding Available Receivables with respect to such Dealer or group of affiliated Dealers to the extent, if any, of the excess of

                  (a) the aggregate principal balance of all such Available Receivables on such date over

                  (b) 1% of the sum of

                           (i) the Specified Maximum Revolver Balance and

                           (ii) the aggregate Outstanding Amount for all Term Notes as of such date or, if applicable, as of the commencement of any then occurring Early Amortization Period, Wind Down Period or Payment Period.

If, on any date, there exist Dealer Overconcentration Receivables with respect to a Dealer or group of affiliated Dealers, those Receivables constituting Eligible Receivables shall be those Available Receivables that were originated on the earliest dates, with the more recently originated Receivables being Dealer Overconcentration Receivables. If not all Available Receivables originated on any date are Eligible Receivables, a Receivable related to a Vehicle with a lower vehicle identification number shall constitute an Eligible Receivable before a Receivable related to a Vehicle with a higher vehicle identification number. All Available Receivables that are not Eligible Receivables pursuant to the foregoing shall be Dealer Overconcentration Receivables. If an Available Receivable that is a Dealer Overconcentration Receivable on the date such Receivable is created subsequently ceases to be a Dealer Overconcentration Receivable such that such Receivable becomes an Eligible Receivable pursuant to the foregoing, such Eligible Receivable shall be deemed created on the date it so becomes an Eligible Receivable.

                  Default: Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  Defaulted Receivables: For any Distribution Date, all Receivables held by the Trust that were charged-off as uncollectible during the related Collection Period, other than any such Receivables that are subject to repurchase by the Seller or GMAC or purchase by the Servicer on such Distribution Date (unless certain events of bankruptcy, insolvency or receivership have occurred with respect to the Seller, GMAC or the Servicer, as the case may be, in which event Defaulted Receivables shall include the principal amount of such otherwise excluded Receivables).

                  Deficiency Amount: The amounts determined to be Deficiency Amounts in Section 4.5(c)(ii) of the Trust Sale and Servicing Agreement.

                  Definitive Certificates: The Certificates issued pursuant to the Trust Agreement in definitive form either upon original issuance or upon termination of book-entry registration with respect to such Certificates pursuant to Section 3.13 thereof.

                  Definitive Term Notes: The Term Notes issued pursuant to the Indenture in definitive form either upon original issuance or upon termination of book-entry registration with respect to such Term Notes pursuant to Section
2.12 of the Indenture.

                  Delivery: When used with respect to Designated Account Property, "Delivery" means:

                    (i)    (a)      with respect to Physical Property or any
                                    Certificated Security, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank;
                                    and

                           (b) with respect to a Security Certificate or any other Designated Account Property that constitutes Physical Property and that is not a Security Entitlement transfer of such Security Certificate or other Designated Account Property to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank; and

                  (ii) with respect to any Uncertificated Security that is not a Federal Book-Entry Security:

                            (a)     if the issuer of such Uncertificated
                                    Security is organized under the laws of a jurisdiction that has not adopted Revised
                                    Article 8, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the transfer to the Indenture Trustee or its nominee or custodian of such Uncertificated Security and the making by such financial intermediary of entries on its books and records identifying such Uncertificated Securities as belonging to the Indenture Trustee or its nominee or custodian; and

                           (b) if the issuer of such Uncertificated Security is organized under the laws of a jurisdiction that has adopted Revised
                                    Article 8, (x) the issuer registers the
                                    Indenture Trustee as the registered owner or
                                    (y) the Indenture Trustee otherwise
                                    satisfies the requirements for obtaining
                                    "control" under Section 8-106(c) of Revised
                                    Article 8.

                  Depository Agreement: The Note Depository Agreement and any similar agreement executed in connection with the issuance of any series of Securities originally issued as Book-Entry Notes.

                  Designated Account Property: The Designated Accounts, all amounts and investments held from time to time in any Designated Account (whether in the form of deposit accounts, Physical

Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Fund Initial Deposit, and all proceeds of the foregoing.

                  Designated Accounts: The Collection Account, the Note Distribution Account, the Revolver Distribution Account, the Accumulation Accounts, the Reserve Fund, the Cash Accumulation Reserve Fund and any other account so designated in an Officer's Issuance Certificate, collectively.

                  Determination Date: The tenth day of each calendar month, or if such tenth day is not a Business Day, the next succeeding Business Day.

                  Distribution Accounts: The Note Distribution Account, Certificate Distribution Account and Revolver Distribution Account.

                  Distribution Date: The fifteenth day of each calendar month or, if such fifteenth day is not a Business Day, the next succeeding Business Day, commencing on the Initial Distribution Date. A Distribution Date is related to the Collection Period prior to the Collection Period in which such Distribution Date occurs.

                  DPP: Delayed Payment Privilege, a policy of GMAC under which GMAC may agree with a dealer not to require payment of principal promptly upon the sale or lease of the vehicle to a customer.

                  Duff & Phelps:  Duff & Phelps Credit Rating Co.

                  Early Amortization Event: An event described as such in
Section 9.1 of the Trust Sale and Servicing Agreement or any amendment or supplement.

                  Early Amortization Period: The period commencing on the day on which an Early Amortization Event is deemed to have occurred, and ending on the first to occur of (a) the payment in full of all outstanding Securities, (b) the recommencement of the Revolving Period as described in Sections 9.1(j) and 9.5 of the Trust Sale and Servicing Agreement and (c) the Trust Termination Date. A Distribution Date is related to an Early Amortization Period if the last day of the related Collection Period occurred during an Early Amortization Period.

                  Eligible Account: An Account which, as of the date of determination thereof:

                  (a) is in favor of a Person that is not subject to voluntary or involuntary liquidation, that is not classified in "programmed" or "no credit" status and in which General Motors or an Affiliate does not have a more than 20% equity interest,

                  (b) has been established by GMAC or General Motors,

                  (c) is maintained and serviced by GMAC,

                  (d) is not a Fleet Account or a Marine Account,

                  (e) with respect to which, during the preceding 12 months, GMAC has not charged off, without recovering, any amount in excess of $25,000 and

                  (f) there has been no material breach by the related obligor of its obligation to pay the related Receivable upon sale of the Vehicle related thereto (a material breach, for these purposes, includes, without limitation, any failure to pay such Receivable which GMAC knows to be attributable in whole or in part to such obligor's unwillingness or financial inability to pay).

                  Eligible Deposit Account: Either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account so long as any of the securities of such depository institution has a credit rating from each Rating Agency then rating such securities in one of its generic rating categories which signifies investment grade.

                  Eligible Institution:  Either

                  (a) the corporate trust department of the Indenture Trustee or the Owner Trustee, as applicable, or

                  (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank),

                           (i) which has either (A) a long-term unsecured debt rating acceptable to the Rating Agencies or (B) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies and

                           (ii) whose deposits are insured by the FDIC or any
successor thereto.

                  Eligible Investments: Book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which (at the time made) evidence:

                  (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies then rating such obligations in the highest investment category (it being understood that if an investment category is subdivided into subcategories, the highest such subcategory) granted thereby;

                  (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies then rating such commercial paper in the highest investment category granted thereby;

                  (d) investments in money market or common trust funds having a rating from each of the Rating Agencies then rating such funds in the highest investment category granted thereby for money market funds (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective affiliates is investment manager or advisor, so long as such fund shall have such rating, provided, however, that no funds in the Cash Accumulation Account or the Note Distribution Subaccount for the 1999-A Term Notes shall be invested in Eligible Investments described in this clause (d));

                  (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

                  (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a Person with the Required Deposit Rating or otherwise approved by the Rating Agencies; and

                  (g) any other investment permitted by each of the Rating Agencies; in each case, other than as permitted by the Rating Agencies, maturing

                  (i) not later than the Business Day immediately preceding the next Distribution Date (or, with respect to the Note Distribution Account, the next Payment Date) or

                  (ii) on such next Distribution Date (or, with respect to the Note Distribution Account, the next Payment Date) if either

                           (A) such investment is in the institution with which the Note Distribution Account, the Certificate Distribution Account or the Accumulation Accounts, as the case may be, is then maintained or

                           (B) the Indenture Trustee (so long as the short-term unsecured debt obligations of the Indenture Trustee are rated at least P-1 by Moody's and A-1 by Standard & Poor's on the date such investment is made) shall advance funds on such Distribution Date to the Note Distribution Account, the Certificate Distribution Account or the Accumulation Accounts, as the case may be, in the amount payable on such investment on such Distribution Date (or, with respect to the Note Distribution Account, the next Payment Date) pending receipt thereof to the extent necessary to make distributions on the Notes or the Certificates, as the case may be, on such Distribution Date (or, with respect to the Note Distribution Account, the next Payment Date). For purposes of the foregoing, unless the Indenture Trustee objects at the time an investment is made, the Indenture Trustee shall be deemed to have agreed to make such advance with respect to such investment.

                  Eligible Receivable:  With respect to any date, a Receivable:

                  (a) which was originated by GMAC in the ordinary course of business or which was originated by General Motors in the ordinary course of business and acquired by GMAC;

                  (b) which arose under an Account that was an Eligible Account (and not a Selected Account) at the time of the transfer of such Receivable from GMAC to the Seller;

                  (c) which is payable in United States dollars;

                  (d) to which GMAC had good and marketable title immediately prior to the transfer thereof by GMAC to the Seller and which has been the subject of a valid transfer and assignment from GMAC to the Seller of all of GMAC's right, title and interest therein and the related Vehicle Collateral Security (including any proceeds thereof);

                  (e) which is advanced against a Vehicle;

                  (f) which at the time of transfer thereof by GMAC to the Seller is secured by a first priority perfected security interest in the Vehicle related thereto;

                  (g) with respect to which all consents, licenses and approvals of any Governmental Authority in connection with the transfer thereof to the Seller and to the Trust have been obtained and are in full force and effect;

                  (h) which was created in compliance in all material respects with all Requirements of Law applicable thereto;

                  (i) as to which, at all times following the transfer of such Receivable to the Trust, the Trust has either a first priority perfected security interest or good and marketable title thereto, free and clear of all Liens (other than Liens permitted pursuant to the Trust Sale and Servicing Agreement);

                  (j) which has been the subject of a valid transfer and assignment from the Seller to the Trust of all the Seller's right, title and interest therein and the related Vehicle Collateral Security (including any proceeds thereof);

                  (k) which is the legal, valid, binding and assignable payment obligation of the Dealer relating thereto, enforceable against such Dealer in accordance with its terms, except as such enforceability may be limited by the Insolvency Laws;

                  (l) which at the time of transfer thereof by GMAC to the Seller is not subject to any valid right of rescission, setoff or any other defense (including defenses arising out of violations of usury laws) of the related Dealer;

                  (m) as to which, at the time of transfer thereof to the Trust, GMAC and the Seller have satisfied in all material respects all their respective obligations with respect to such Receivable required to be satisfied at such time;

                  (n) as to which, at the time of transfer thereof to the Trust, neither GMAC nor the Seller has taken or failed to take any action that would impair the rights of the Trust or the Securityholders therein;

                  (o) which constitutes "chattel paper", an "account" or a "general intangible" as defined in Article 9 of the UCC as then in effect in the State of Michigan;

                  (p) with respect to which the related Dealer has not postponed principal payment pursuant to DPP (or any similar arrangement) or any other installment payment program;

                  (q) which, at the time of transfer thereof to the Trust, does not constitute a Dealer Overconcentration Receivable and

                  (r) which, at the time of transfer thereof to the Trust, does not constitute an Excess Available Receivable.

Notwithstanding the foregoing, any other Receivable identified by GMAC as an Eligible Receivable shall also be deemed an Eligible Receivable unless and until such Receivable is thereafter determined not to satisfy the eligibility criteria set forth above and reassigned by the Trust to GMAC or the Seller pursuant to the Trust Sale and Servicing Agreement and the Pooling and Servicing Agreement (it being understood that any such subsequent determinations shall not affect any prior transfers of such Receivable and such Receivable shall be reassigned to GMAC and the Seller only as specifically provided in the Trust Sale and Servicing Agreement and the Pooling and Servicing Agreement). An Eligible Receivable shall be deemed created or originated on the date it is identified by GMAC as an Eligible Receivable. With respect to any Dealer, Eligible Receivables shall be determined net of any funds held by GMAC for such Dealer for cash management, liquidity and working capital purposes. Within any such Account, Eligible Receivables shall be those Available Receivables originated on the earliest dates. If not all Available Receivables originated on any date are Eligible Receivables, a Receivable relating to a Vehicle with a lower vehicle identification number shall constitute an Eligible Receivable before a Receivable relating to a Vehicle with a higher vehicle identification number. If there is a reduction on any date of the amount so held for such Dealer, a Receivable or Receivables shall be deemed created on such date to the extent of such reduction and such Receivable(s) shall be Eligible Receivable(s) if the eligibility criteria set forth above are satisfied and based on such date of origination and the vehicle identification number of the related Vehicle as described above.

                  ERISA: The Employee Retirement Income Security Act of 1974, as amended.

                  Event of Default: An event described in Section 5.1 of the Indenture.

                  Excess Available Receivables: For any date, Available Receivables to the extent, if any, of the excess of:

                  (a) the aggregate principal balance of Available Receivables less the aggregate principal balance of Dealer Overconcentration Receivables over

                  (b) the Maximum Pool Balance.

If, on any date, there exist Excess Available Receivables, a pro rata portion of the Receivables in each Account in the Pool of Accounts shall constitute Excess Available Receivables (based on the aggregate principal balance of the Receivables in each such Account). Within each such Account, Eligible Receivables shall be those Available Receivables that were originated on the earliest dates, with the more recently originated Receivables being Excess Available Receivables. If not all Available Receivables originated on any date within an Account are Eligible Receivables, a Receivable related to a Vehicle with a lower vehicle identification number shall constitute an Eligible Receivable before a Receivable related to a Vehicle with a higher vehicle identification number. All Available Receivables that are not Eligible Receivables pursuant to the foregoing shall be Excess Available Receivables. If an Available Receivable that is an Excess Available Receivable on the date such Receivable is originated or created subsequently ceases to be an Excess Available Receivable such that such Receivable becomes an Eligible Receivable pursuant to the foregoing, such Eligible Receivable shall be deemed originated or created on the date it so becomes an Eligible Receivable.

                  Exchange Act: The Securities Exchange Act of 1934, as amended.

                  Executive Officer: With respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

                  Exempt Deposit Date: With respect to any Notes, a Distribution Date which is not a Payment Date for such Notes.

                  Federal Book-Entry Security: An obligation issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, or any other direct obligation of, or obligation fully guaranteed as to timely payment of principal and interest by, the United States of America, that is a book-entry security held through the Federal Reserve System pursuant to Federal Book-entry regulations.

                  FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

                  Final Revolving Period Termination Date:  January 31, 2005.

                  Financial Asset: Has the meaning given such term in Article 8 of the New York UCC. As used herein, the Financial Asset "related to" a Security Entitlement is the Financial Asset in which the entitlement holder (as defined in Article 8 of the New York UCC) holding such Security Entitlement has the rights and property interest specified in Article 8 of the New York UCC.

                  Fitch:  Fitch IBCA, Inc.

                  Fleet Accounts: Credit lines or accounts pursuant to which advances may be made to finance Vehicles intended for sale to fleet customers generally in lots of more than 10.

                  Floor Plan Financing Agreement: Collectively, the Wholesale Security Agreement, and the related agreements between GMAC and a Dealer or the Wholesale Instalment Sales Finance Agreement and related agreements between General Motors and a Dealer, or, in each case, any successor agreements, pursuant to which GMAC or General Motors, as the case may be, agrees to extend credit to such Dealer to purchase or finance Vehicles and other vehicles and related items, and pursuant to which such Dealer grants to GMAC or to General Motors, as the case may be, a security interest in the specific Vehicles financed by GMAC or by General Motors, certain other vehicles, certain other collateral and the proceeds thereof.

                  Floor Plan Financing Guidelines: The Servicer's written policies and procedures, as such policies and procedures may be amended from time to time, relating to (a) the operation of its floor plan financing business, including the policies and procedures for determining the interest rates charged to Dealers and other terms and conditions relating to the Servicer's wholesale financing accounts, the creditworthiness of Dealers and the extension of credit to Dealers, and (b) the maintenance of accounts and collection of receivables.

                  Fully Funded Date: With respect to a series of Notes, the first Distribution Date on which:

                  (a)      for the 1999-A Term Notes,

                           (1) the sum of the amount on deposit in the Cash Accumulation Account and in the Note Distribution Subaccount for the 1999-A Term Notes for the payment of principal equals the outstanding principal balance of the 1999-A Term Notes, or

                           (2)  the 1999-A Term Notes have been paid in full;

                  (b)      for each other outstanding series of Term Notes,

                           (1) the outstanding principal balance of that series has been reduced to zero,

                           (2) an amount equal to such principal balance has been set aside in a segregated account for the benefit of such Notes, or

                           (3) some other arrangement with respect to the repayment of principal of such Notes has been made which is satisfactory to the Rating Agencies; or

                  (c) for the Revolving Notes, the principal balance has been reduced to zero and the Specified Maximum Revolver Balance has been reduced to zero.

                  General Motors: General Motors Corporation, a Delaware corporation.

                  GMAC: General Motors Acceptance Corporation, a Delaware corporation, and a wholly-owned subsidiary of General Motors.

                  GMAC Addition Notice: The notice described in Section 2.03(a) of the Pooling and Servicing Agreement.

                  GMAC Removal Notice: The notice described in Section 2.04 of the Pooling and Servicing Agreement.

                  Governmental Authority: The United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  Holder: The Person in whose name a Note or Certificate is registered on the Note Register or the Certificate Register, as applicable.

                  Indenture: The Indenture, dated as of the Initial Closing Date, between the Issuer and the Indenture Trustee, as amended and supplemented from time to time, including all Officer's Issuance Certificates.

                  Indenture Trustee: The Bank of New York, a New York banking corporation, not in its individual capacity but solely as trustee under the Indenture, or any successor trustee under the Indenture.

                  Independent: When used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  Independent Certificate: A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" and that the signer is Independent within the meaning thereof.

                  Indirect Participant: A securities broker, dealer, bank, trust company or other Person that clears through or maintains a custodial relationship with a Clearing Agency Participant, either directly or indirectly.

                  Ineligible Account: An Account that does not satisfy the criteria to be an Eligible Account.

                  Initial Account: An Account identified on the Schedule of Accounts as in the Pool of Accounts as of the Initial Cut-Off Date.

                  Initial Closing Date:  May 18, 1999.

                  Initial Cut-Off Date:  May 14, 1999.

                  Initial Distribution Date:  June 15, 1999.

                  Initial Securities: The 1999-A Term Notes, the 1999-RN1 Revolving Note and the 1999-A Certificates.

                  Insolvency Event: With respect to a specified Person, (a) the entry of a decree or order by a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, trustee or liquidator for such Person, in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of such Person's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days,
(b) the consent by such Person to the appointment of a conservator, receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Person or of or relating to substantially all of such Person's property or (c) such Person shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

                  Insolvency Laws: The Bankruptcy Code and any other applicable federal or State bankruptcy, insolvency or other similar law.

                  Insolvency Proceeds: The proceeds described in Section 9.2(a) of the Trust Sale and Servicing Agreement.

                  Intercompany Advance Agreement: The Intercompany Advance Agreement dated as of January 25, 1994 between WARCO and GMAC, as amended and supplemented from time to time.

                  Interest Collections: For any Collection Period, collections received during such Collection Period on the Receivables existing under the Accounts in the Pool of Accounts that the Servicer attributes to interest and other non-principal charges pursuant to the Floor Plan Financing Guidelines, including Administrative Purchase Payments and Warranty Payments in excess of the principal portion thereof.

                  Interest Rate: With respect to any Distribution Date, (a) for the 1999-A Term Notes, (b) the 1999-RN1 Revolving Note and (c) for any other series of Notes, the amount designated as such pursuant to the applicable Officer's Issuance Certificate.

                  Interested Party: GMAC, the Seller, the Issuer and each other party identified or described in the Pooling and Servicing Agreement or in the Trust Sale and Servicing Agreement as having an interest in Receivables as owner, trustee, secured party or holder of the Securities.

                  Investment Company Act: The Investment Company Act of 1940, as amended.

                  Investment Proceeds: With respect to any Distribution Date, investment earnings on funds deposited in the Designated Accounts and the Certificate Distribution Account during the related Collection Period, net of losses and investment expenses.

                  Involuntary Case: Any Proceeding provided for any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to any Person or relating to all or substantially all of its property.

                  Issuer: The party named as such in the Pooling and Servicing Agreement, the Trust Sale and Servicing Agreement and the Indenture until a successor replaces it and, thereafter, the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

                  Issuer Order and Issuer Request: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

                  LIBOR: With respect to each Distribution Date, the rate for deposits in U.S. Dollars for a period of one month which appears on the Dow Jones Telerate Service Page 3750 as of 11:00 a.m., London time,

                  (x) for the 1999-A Term Notes and the 1999-A Certificates, on the day that is two LIBOR Business Days prior to the Distribution Date (or, in the case of the Initial Distribution Date, two LIBOR Business Days prior to the Initial Closing Date) immediately preceding such Distribution Date; and

                  (y) for the 1999-RN1 Revolving Note, on the day that is two LIBOR Business Days prior to the first day of the related Collection Period (or, in the case of the Initial Distribution Date, two LIBOR Business Days prior to the Initial Closing Date).

If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the Indenture Trustee after consultation with the Seller), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be four major banks that are engaged in transactions in the London interbank market, selected by the Indenture Trustee after consultation with the Seller) as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the immediately preceding Distribution Date or prior to the first day of the related Collection Period, as applicable, to prime banks in the London interbank market for a period of one month in amounts approximately equal to the principal balance of the 1999-A Term Notes outstanding, the Certificate Balance of the Certificates then outstanding or the aggregate principal amount of the 1999-RN1 Revolving Note then outstanding, as applicable. The Indenture Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations, rounded upwards to the nearest one-sixteenth of one percent. If on any such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean, rounded upwards to the nearest one-sixteenth of one percent, of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee after consultation with the Seller, as of 11:00 a.m., New York City time, on such date to leading European banks for United States dollar deposits for a period of one month in amounts approximately equal to the principal balance of the 1999-A Term Notes outstanding, the Certificate Balance of the Certificates then outstanding or the aggregate principal amount of the 1999-RN1 Revolving Note then outstanding, as applicable. If no such quotation can be obtained, the rate will be LIBOR for the prior Distribution Date.

                  LIBOR Business Day: Any day other than a Saturday, Sunday or any other day on which banks in London are required or authorized to be closed.

                  Lien: Any security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach by operation of law.

                  Marine Accounts: Credit lines or accounts pursuant to which advances are made to finance new and used boats and related items.

                  Maximum Pool Balance:  The sum of

                  (a) the Maximum Revolver Balance,

                  (b) the aggregate outstanding principal balance of all Term Notes (after giving effect to any amounts on deposit in the Note Distribution Account for payments of principal), and

                  (c) the aggregate outstanding Certificate Balance of all Certificates (after giving effect to any amounts on deposit in the Certificate Distribution Account for distributions with respect to Certificate Balance).

                  Maximum Revolver Balance: At any time, the Specified Maximum Revolver Balance, as such amount may be increased or decreased from time to time in accordance with the Trust Sale and Servicing Agreement; provided, however, that at any time additional borrowings may not be made under a Revolving Note (including, if applicable, during the Wind Down Period or an Early Amortization Period), the Maximum Revolver Balance shall include the Specified Maximum Revolver Balance attributable to such Note only to the extent of the Net Revolver Balance with respect to such Note. For purposes of the foregoing, if and so long as the holder of any Revolving Notes has determined not to make any further advances thereunder but additional borrowings are otherwise then permitted thereunder, the proviso to the previous sentence shall be applicable in determining Excess Available Receivables but shall otherwise be inapplicable.

                  Monthly Available Amount: For any Distribution Date, the aggregate of the 1999-A Term Notes Monthly Available Amount, the 1999-RN1 Revolving Note Monthly Available Amount and the comparable monthly available amounts for each other series of Term Notes and Revolving Notes, if any.

                  Monthly Carrying Costs: For any Distribution Date, the aggregate of the Monthly Servicing Fee, the 1999-A Term Notes Monthly Carrying Costs, the 1999-RN1 Revolving Note Monthly Carrying Costs and the comparable monthly carrying costs for each other series of Term Notes and Revolving Notes, if any.

                  Monthly Mismatch Amount: For a Distribution Date is calculated as follows:

        Monthly Mismatch Amount =    (Term Note Balance) x     (Mismatch Rate)
                                                            --------------------
                                                                     12

        where, for purposes of this equation only:

                           "Term Note Balance" is the outstanding principal balance on the 1999-A Term Notes on the Distribution Date on which the Cash Accumulation Reserve Fund Required Amount is being calculated (after giving effect to any distribution of principal on that Distribution Date) and

                           "Mismatch Rate" is 0.30%.

                  Monthly Payment Rate: For any Collection Period, the percentage obtained by dividing Principal Collections for such Collection Period by the average daily aggregate principal balance of all Receivables (including Receivables included in the Retained Property) included in the Accounts in the Pool of Accounts during such Collection Period.

                  Monthly Remittance Condition: Any of the conditions specified in Section 6.2(b) of the Trust Sale and Servicing Agreement.

                  Monthly Servicing Fee: The fee described in Section 5.1 of the Trust Sale and Servicing Agreement.

                  Moody's:  Moody's Investors Service, Inc.

                  Net Revolver Balance: For any date, the aggregate outstanding principal balance under the Revolving Notes minus any amounts on deposit in the Revolver Distribution Account on such date for the payment of principal.

                  New Vehicles: Under GMAC's current practices and policies, vehicles of any model year that are not Auction Vehicles, that generally have been driven less than 200 miles and that are either (a) untitled or (b) titled solely for purposes of state laws requiring demonstration vehicles to be titled.

                  New York UCC:  The UCC as in effect in the State of New York.

                  Note Depository: With respect to any Book-Entry Notes for which Definitive Term Notes have not been issued, any depository selected from time to time by the Indenture Trustee on behalf of the Trust in whose name a series of Notes is registered. The Note Depository for the 1999-A Term Notes shall be Cede & Co., the nominee of the Clearing Agency for such series.

                  Note Depository Agreement: With respect to any series of Term Notes originally issued as Book-Entry Notes, the agreement, dated as of the Closing Date for such series, among the

Issuer, the Indenture Trustee and the Clearing Agency relating to such Term Notes, as the same may be amended and supplemented from time to time.

                  Note Distribution Account: The account designated as such, established and maintained pursuant to Section 6.1(a)(ii) of the Trust Sale and Servicing Agreement.

                  Note Distribution Subaccount: With respect to any series of Notes, a subaccount of the Note Distribution Account which is used as specified in the Officer's Issuance Certificate for such series of Notes.

                  Note Distribution Subaccount Earnings: With respect to any series of Notes, any Investment Proceeds in respect of funds in the Note Distribution Subaccount for such series.

                  Note Owner: With respect to any Term Note issued as a Book Entry Note, the Person who is the beneficial owner of such Book Entry Note, as reflected on the books of the related Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an Indirect Participant, in each case in accordance with the rules of such Clearing Agency).

                  Note Register: With respect to any series of Notes, the register of such Notes specified in Section 2.4 of the Indenture.

                  Note Registrar: The registrar at any time of the Note Register, appointed pursuant to Section 2.4 of the Indenture.

                  Noteholders: Holders of record of the Notes pursuant to the Indenture and, with respect to any series of Notes, holders of record of such series of Notes pursuant to the Indenture.

                  Noteholders' Interest:  With respect to any Distribution Date,

                  (a)  with respect to the 1999-A Term Notes, the sum of

                  (1) the product of

                           (i) the outstanding principal balance of the 1999-A Term Notes on the last day of the related Collection Period (or, in the case of the Initial Distribution Date, the outstanding principal balance on the Initial Closing Date),

                           (ii) the 1999-A Term Notes' Interest Rate for such Distribution Date and

                           (iii) a fraction the numerator of which is the number of days elapsed from and including the prior Distribution Date (or, in the case of the Initial Distribution Date, from and including the Initial Closing Date) to but excluding such Distribution Date and the denominator of which is 360 and

                  (2) the excess of the Noteholders' Interest for the 1999-A Term Notes for the preceding Distribution Date over the amount that was actually deposited in the Note Distribution Account on the preceding Distribution Date for the payment of interest on the 1999-A Term Notes,

                  (b) with respect to any other series of Term Notes, the amount required to be paid as, or set aside for payment of, interest on that series of Term Notes on the Distribution Date under its terms (including any interest payable as a result of shortfalls from prior Distribution Dates) and

                  (c)  with respect to any series of Revolving Notes, the sum of

                  (1) the Revolver Interest and

                  (2) the Revolver Interest Carryover Shortfall, in each case, for that series of Revolving Notes for the preceding Distribution Date.

                  Notes:  The Term Notes and the Revolving Notes.

                  Officer's Certificate: A certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an officer's certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

                  Officer's Issuance Certificate: An Officer's Certificate establishing the terms of any series of Notes pursuant to Section 2.1 of the Indenture.

                  Opinion of Counsel: A written opinion of counsel, who may, except as otherwise expressly provided, be an employee of the Seller, the Servicer or GMAC. In addition, for purposes of the Indenture: (a) such counsel shall be satisfactory to the Indenture Trustee, (b) the opinion shall be addressed to the Indenture Trustee as Trustee and (c) the opinion shall comply with any applicable requirements of Section 11.1 of the Indenture and shall be in form and substance satisfactory to the Indenture Trustee.

                  Other Indebtedness: The indebtedness of Dealers to GMAC defined in Section 6.03(a) of the Pooling and Servicing Agreement.

                  Outstanding: With respect to any Notes, as of the date of determination, subject to Section 4.5(g) of the Trust Sale and Servicing Agreement, all such Notes theretofore authenticated and delivered under the Indenture except:

                  (a) Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

                  (b) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes; provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefore, satisfactory to the Indenture Trustee, has been made; and

                  (c) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; provided, however, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgor's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

                  Outstanding Amount: As of any date, with respect to any series of Term Notes or Revolving Notes, the aggregate principal amount of such Notes Outstanding at such date.

                  Owner Trust Estate: All right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to Article II of the Trust Sale and Servicing Agreement, all funds on deposit from time to time in the Designated Accounts and the Certificate Distribution Account, the Specified Support Arrangements and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Trust Sale and Servicing Agreement and the Administration Agreement.

                  Owner Trustee: Chase Manhattan Bank Delaware, a Delaware banking corporation or any successor trustee under the Trust Agreement.

                  Paying Agent: With respect to the Indenture, the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the

Indenture and is authorized by the Issuer to make the payments to and distributions from the Collection Account, the Note Distribution Account and the Revolver Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer. With respect to the Trust Agreement, any paying agent or co-paying agent appointed pursuant to Section 3.9 of the Trust Agreement that meets the eligibility standards for the Owner Trustee specified in Section 6.13 of the Trust Agreement, and initially The Chase Manhattan Bank.

                  Payment Date: With respect to a series of Notes, each date specified for payment of interest or principal on the Notes pursuant to the Indenture. With respect to a series of Notes providing for monthly payment of interest or principal, Payment Date means a Distribution Date.

                  Payment Period: With respect to a series of Notes, the period, if any, described in the related Officer's Issuance Certificate during which amounts are required to be set aside and/or paid as principal on such Notes prior to the Wind Down Period or an Early Amortization Period.

                  Person: Any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or Governmental Authority.

                  Physical Property: Means bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery.

                  Pool of Accounts: At any time, all Accounts identified on the Schedule of Accounts as amended and supplemented from time to time pursuant to the Pooling and Servicing Agreement and the Trust Sale and Servicing Agreement. From and after the related Removal Date, an Account shall no longer be deemed included in the Pool of Accounts.

                  Pooling and Servicing Agreement: The Pooling and Servicing Agreement, dated as of the Initial Closing Date, between GMAC and the Purchaser, as amended and supplemented from time to time.

                  Predecessor Note: With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                  Principal Allocation Percentage: for a series of Notes (the "Referent Series") which requires Available Trust Principal to be retained or set aside during any period to fund principal payments with respect to the Referent Series on any date, is calculated as follows:

         (1) if such date does not relate to a Wind Down Period or an Early Amortization Period for the Trust:


        (Principal Allocation                       (Aggregate Principal Balance of Referent Series)
      Percentage for a Referent       -----------------------------------------------------------------------------
              Series) =                       (Sum of Aggregate Principal Balance for all Referent Series)

         where, for purposes of this equation only:

                  "Aggregate Principal Balance of Referent Series" is

                           (A) with respect to any Referent Series of Term Notes, the aggregate initial principal balance with respect to such Referent Series or

                           (B) with respect to any Referent Series of Revolving Notes, the outstanding principal balance of such Referent Series as of the close of business on the day preceding the first day of the Payment Period with respect to such series

                  "Sum of Aggregate Principal Balance for all Referent Series" is the sum of the "Aggregate Principal Balance of Referent Series" for each series of Notes which is on that date a Referent Series

         (2) if such date relates to a Wind Down Period or an Early Amortization Period for the Trust:


        Principal Allocation                         (Aggregate Principal Balance of Referent Series)
      Percentage for a Referent       ------------------------------------------------------------------------------
              Series =                        (Sum of Aggregate Principal Balance for each Series of Notes)

         where, for purposes of this equation only:

                  "Aggregate Principal Balance of Referent Series" is the aggregate outstanding principal balance of the Referent Series then outstanding on the last day of the Revolving Period

                  "Sum of Aggregate Principal Balance for each Series of Notes" is the sum of the "Aggregate Principal Balance of Referent Series" for all series then outstanding on the last day of the Revolving Period, except for any series the principal balance of which has been fully paid or provided for (calculated for this purpose as though each outstanding series is a Referent Series on that date)

                  Principal Collections: For any day or any period, collections received on such date or during such period, as applicable, on the Receivables existing under the Accounts in the Pool of Accounts that the Servicer attributes to principal pursuant to the Floor Plan Financing Guidelines, including the principal portion of Warranty Payments and Administrative Purchase Payments.

                  Priority Payment Amount: any make-whole payment, payment to an interest rate swap counterparty, or other payment or deposit obligation specified in an Officers' Issuance Certificate for a series of Notes or a Certificate Issuance Order as constituting a "Priority Payment Amount," which designates such amount as having priority of payment over the principal balance of the Certificates; provided, that no amount shall constitute a Priority Payment Amount unless either (x) each holder of a Certificate has consented to the designation of such amount as a Priority Payment Amount or (y) the Rating Agency Condition has been satisfied with respect to such designation.


                  Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

                  Program: The program described in Section 4.2 of the Trust Sale and Servicing Agreement.

                  Purchaser: Wholesale Auto Receivables Corporation, a Delaware corporation, or its successor in interest pursuant to the Pooling and Servicing Agreement.

                  Rapid Amortization Event: The events designated as such in the Officer's Issuance Certificate for the 1999-A Term Notes.

                  Rapid Amortization Period: The meaning given to such term in the Officer's Issuance Certificate for the 1999-A Term Notes.

                  Rating Agencies: As of any date, with respect to any series or class of Securities, the nationally recognized statistical rating organizations that are requested by the Seller to provide ratings on such Securities and that are rating such Securities on such date.

                  Rating Agency Condition: With respect to any action, with respect to any series or class of Securities that are then rated, the condition that each of the Rating Agencies with respect to such Securities shall have notified the Seller, the Servicer and the Issuer in writing that such action shall not result in a downgrade, suspension or withdrawal of the then current rating of such Securities.

                  Reassignment Amount: For any Distribution Date, after giving effect to any allocations, withdrawals and deposits otherwise to be made on such Distribution Date, the sum of the Daily Trust Invested Amount (which, for such purpose, shall be calculated without reduction for the Cash Collateral Amount) and accrued but unpaid interest on all outstanding Securities to the extent not previously distributed to Securityholders.

                  Receivable: At any time, the right to receive payment on a loan made under an Account included in the Pool of Accounts.

                  Receivables Purchase Date: Each Business Day during the Revolving Period on which Eligible Receivables are created in any Account then in the Pool of Accounts, subject to Section 6.02 of the Pooling and Servicing Agreement.

                  Record Date: (a) With respect to any series of Term Notes that are Book-Entry Notes and with respect to any Payment Date, the close of business on the day immediately preceding such Payment Date, or if Definitive Term Notes are issued therefor, the last day of the preceding

Collection Period, (b) with respect to any series of Notes other than those described in clause (a) and with respect to any Payment Date, the last day of the preceding Collection Period and (c) with respect to the Certificates and with respect to any Distribution Date, the close of business on the last day of the preceding Collection Period.

                  Recoveries: For any Distribution Date, all amounts received, including insurance proceeds, by the Servicer during the related Collection Period with respect to Eligible Receivables that have previously become Defaulted Receivables.

                  Redemption Date: The date specified as such by the Issuer as described in Sections 10.1 and 10.2 of the Indenture.

                  Redemption Price: The price specified in the applicable Officer's Issuance Certificate pursuant to Section 2.1(c)(i)(E) of the Indenture.

                  Registered Holder: The Person in whose name a Note is registered on the Note Register on the applicable Record Date.

                  Remaining Interest Amounts: The amounts designated as Remaining Interest Amounts in Section 4.5(c) of the Trust Sale and Servicing Agreement.

                  Removal Balance: The balance described in Section 2.8 of the Trust Sale and Servicing Agreement.

                  Removal Commencement Date: The date described as such in
Section 2.8 of the Trust Sale and Servicing Agreement.

                  Removal Date: The date described as such in Section 2.8 of the Trust Sale and Servicing Agreement.

                  Removal Notice: The notice described in Section 2.8 of the Trust Sale and Servicing Agreement.

                  Removed Account: An Account that has been removed from the Pool of Accounts pursuant to Sections 2.04 or 2.05 of the Pooling and Servicing Agreement and/or Sections 2.8 or 2.9 of the Trust Sale and Servicing Agreement.

                  Required Deposit Rating: A rating on short-term unsecured debt obligations of P-1 by Moody's and A-1+ by Standard & Poor's. Any requirement that short-term unsecured debt obligations have the "Required Deposit Rating" shall mean that such short-term unsecured debt obligations have the foregoing required ratings from each of such rating agencies.

                  Required Payment: With respect to any series of Term Notes, the amount provided by the Officer's Issuance Certificate with respect to such Term Notes.

                  Required Payment Period Length: as of a Determination Date, is calculated as follows (rounded up to the nearest whole integer):


        Required                                         (Outstanding Note Principal Balance)
     Payment Period       --------------------------------------------------------------------------------------------------
        Length =                        (Recent Minimum Daily Trust Balance) x (Minimum Monthly Payment Rate)

         where, for purposes of this equation only:

                  "Outstanding Note Principal Balance" is the outstanding principal balance of all 1999-A Term Notes and all other Term Notes with scheduled Payment Periods during the Payment Period for the 1999-A Term Notes;

                  "Recent Minimum Daily Trust Balance" is the minimum expected Daily Trust Balance during the period between such Determination Date and April 30, 2004 as determined by the Servicer; and

                  "Minimum Monthly Payment Rate" is the minimum Monthly Payment Rate during the twelve Collection Periods preceding such Determination Date.

                  Required Revolver Payment: With respect to any Distribution Date, the aggregate amount required to be paid (or set aside for payment) as principal on all Revolving Notes on such Distribution Date pursuant to the Indenture and the Trust Sale and Servicing Agreement.

                  Requirement of Law: With respect to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including usury laws and the Federal Truth in Lending Act).

                  Reserve Fund: The account designated as such, established and maintained pursuant to Section 6.1(a) of the Trust Sale and Servicing Agreement.

                  Reserve Fund Deposit Amount: With respect to any Distribution Date, the excess, if any, of the Reserve Fund Required Amount over the amount on deposit in the Reserve Fund (after taking into account any withdrawals from the Reserve Fund on such Distribution Date).

                  Reserve Fund Funding Condition: Will be satisfied on the date of recommencement of the Revolving Period if:

                  (a) the amount on deposit in the Reserve Fund equals or exceeds the Reserve Fund Required Amount as of such date of recommencement;

                  (b) the amount on deposit in the Cash Accumulation Reserve Fund equals or exceeds the Cash Accumulation Reserve Fund Required Amount as of such date of recommencement; and

                  (c) the amount on deposit in the Certificate Reserve Fund equals or exceeds the amount required to be on deposit in the Certificate Reserve Fund, if any.

                  Reserve Fund Initial Deposit: $10,929,000.

                  Reserve Fund Property: The property described in Section 4.6(c) of the Trust Sale and Servicing Agreement.

                  Reserve Fund Required Amount: With respect to any Distribution Date,

                  (a) for any Distribution Date related to the Revolving Period or Wind Down Period, 0.5% of the Maximum Pool Balance as of such Distribution Date (or if, as of such Distribution Date, the long-term debt obligations of GMAC are rated less than "BBB-" by Standard & Poor's, then 1.5%),

                  (b) for any Distribution Date related to any Early Amortization Period occurring prior to the Fully Funded Date having occurred for all series of Notes, 0.5% of the Maximum Pool Balance as of the last day of the Revolving Period (or if, as of the last day of the Revolving Period the long-term debt obligations of GMAC are rated less than "BBB-" by Standard & Poor's, then 1.5%), and

                  (c) for any Distribution Date falling on or after the Fully Funded Date has occurred for all series of Notes, zero.

                  Reserve Fund Trigger Amount: With respect to any Distribution Date, 25% of the Reserve Fund Required Amount for such Distribution Date.

                  Responsible Officer: With respect to the Indenture Trustee or the Owner Trustee, any officer within the Corporate Trust Office of such trustee, and, with respect to the Servicer, the President, any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer or assistant officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  Retained Property: The interest of GMAC described in Section 2.01(d) of the Pooling and Servicing Agreement.

                  Revised Article 8: Revised Article 8 (1994 Version) (and corresponding amendments to Article 9) as promulgated in 1994 by the National Conference of Commissioners on Uniform State Laws, in the form in which it has been adopted in the State of New York.

                  Revolver Distribution Account: The account designated as such, established and maintained pursuant to Section 6.1(a)(iii) of the Trust Sale and Servicing Agreement.

                  Revolver Interest: With respect to any Distribution Date, for any series of Revolving Notes, except as otherwise provided in the related Officer's Issuance Certificate, the product of (a) the average daily Series Net Revolver Balance for such series during the related Collection Period and (b) the Revolver Interest Rate for such series for such Distribution Date.

                  Revolver Interest Carryover Shortfall: For any Distribution Date, the excess of (a) the Aggregate Revolver Interest for such Distribution Date over (b) the amount that was actually deposited in the Revolver Distribution Account on such Distribution Date in respect of Aggregate Revolver Interest.

                  Revolver Interest Rate: For any series of Revolving Notes, the interest rate specified as such in the applicable Officer's Issuance Certificate.

                  Revolving Note: Any asset-backed revolving note executed by the Issuer by any of its Authorized Officers and authenticated by the Indenture Trustee in the form attached to the Officer's Issuance Certificate applicable to such series of revolving notes.

                  Revolving Noteholder:  Any Holder of a Revolving Note.

                  Revolving Period: The period commencing on the Initial Cut-Off Date and continuing until the earlier of (a) the commencement of an Early Amortization Period and (b) the occurrence of the Scheduled Revolving Period Termination Date; provided that, at the option of the Seller, the Revolving Period shall recommence (subject to termination upon the earlier to occur of an event described in the preceding clauses (a) or (b)) as described in Sections 9.1(j) and 9.5 of the Trust Sale and Servicing Agreement.

                  Schedule of Accounts: The list of Accounts that is required to be kept at the locations specified in the Pooling and Servicing Agreement and the Trust Sale and Servicing Agreement, as such list may be amended and supplemented from time to time.

                  Scheduled Revolving Period Termination Date: June 30, 1999; provided that the Scheduled Revolving Period Termination Date shall be automatically extended to the last day of each succeeding month (but not beyond January 31, 2005) unless the Seller, prior to the then Scheduled Revolving Period Termination Date, elects to cause such extension not to occur by providing written notice to such effect to the Servicer, the Owner Trustee (who shall provide notice to the Certificateholders), the Indenture Trustee and the Rating Agencies. Unless such notice is given, each such extension shall become effective as of the Business Day prior to the then Scheduled Revolving Period Termination Date. In addition, the Seller may, at any time prior to the then Scheduled Revolving Period Termination Date, elect to extend the Scheduled Revolving Period Termination Date to the last day of any specified month (but not beyond January 31, 2005), subject thereafter to further automatic extensions beyond the last day of such specified month as described in the preceding two sentences.

                  Secretary of State: The Secretary of State of the State of Delaware.

                  Securities: The Term Notes, the Revolving Notes and the Certificates.

                  Securities Act:  The Securities Act of 1933, as amended.

                  Securities Intermediary: Has the meaning given to such term in
Section 6.1(b)(i) of the Trust Sale and Servicing Agreement.

                  Security Certificate: Has the meaning given such term in Revised Article 8.

                  Security Entitlement: Has the meaning given such term in Revised Article 8.

                  Securityholders: The Noteholders and the Certificateholders.

                  Selected Account: An Account designated as such as described in Section 2.8 or 2.9 of the Trust Sale and Servicing Agreement.

                  Seller: The Person executing the Trust Sale and Servicing Agreement as the Seller, or its successor in interest pursuant to Section 3.3 of the Trust Sale and Servicing Agreement.

                  Series Net Revolver Balance: With respect to any series of Revolving Notes, for any date, the aggregate outstanding principal balance under such series of Revolving Notes minus any amounts on deposit in the Revolver Distribution Account on such date for the payment of principal on such series of Revolving Notes.

                  Series Shortfall: With respect to a series of Notes, the amounts treated as such in Section 4.5(c) of the Trust Sale and Servicing Agreement.

                  Series Specified Maximum Revolver Balance: (a) For the 1999-RN1 Revolving Note, $1,250,000,000 and (b) for any other series of Revolving Notes, as set forth in the related Officer's Issuance Certificates.

                  Servicer: The Person executing the Trust Sale and Servicing Agreement as the Servicer, or its successor in interest pursuant to Section 7.2 of the Trust Sale and Servicing Agreement.

                  Servicer Advance: For any Distribution Date, the amount, if any, advanced by the Servicer as described in Section 4.5(c) of the Trust Sale and Servicing Agreement.

                  Servicer Liquidity Advance: The advance described as such in the Officer's Issuance Certificate for the 1999-A Term Notes.

                  Servicer's Accounting: A certificate, completed by and executed on behalf of the Servicer, in accordance with Section 3.05 of the Pooling and Servicing Agreement.

                  Servicing Default: An event described as such in Section 8.1 of the Trust Sale and Servicing Agreement.

                  Servicing Fee Rate:  1%.

                  Shared Investment Proceeds:  Investment Proceeds other than:

                  (A)  Cash Accumulation Account Earnings,

                  (B) Note Distribution Subaccount Earnings for the 1999-A Term Notes,

                  (C)  Investment Proceeds from the Cash Accumulation
         Reserve Fund,

                  (D) Investment Proceeds from any other account established for other series of Term Notes in which funds are accumulated to pay principal on such Notes at designated times, and

                  (E) any other Investment Proceeds which are designated in an Officer's Issuance Certificate as not constituting Shared Investment Proceeds.

                  Specified Certificate Percentage:  8.5%.

                  Specified Maximum Revolver Balance: The maximum aggregate amount of borrowings that may be made under the Revolving Notes during the Revolving Period, which shall initially be $1,250,000,000.

                  Specified Support Arrangement: Any letter of credit, security bond, cash collateral account, spread account, guaranteed rate agreement, maturity or liquidity facility, tax protection agreement, interest rate swap agreement, interest rate cap agreement, other derivative product or other arrangement to provide liquidity or credit support for the benefit of holder of one or more series or classes of Securities (other than the Reserve Fund), whether or not such arrangement is an asset of the Trust, designated as such. As of the Initial Closing Date, the Specified Support Arrangements will consist of the Basis Swaps and the Cash Accumulation Reserve Fund.

                  Specified Trust Termination Date:  April 1, 2019.

                  Standard & Poor's:  Standard & Poor's Ratings Services.

                  State: Any one of the fifty states of the United States of America or the District of Columbia.

                  Stated Final Payment Date: The Stated Final Payment Date shall be:

                  (a) for the 1999-A Term Notes, the Distribution Date in May, 2006;

                  (b) for the 1999-RN1 Revolving Note, the Distribution Date in March, 2007,

                  (c) for any other series of Notes, the date set forth as such in the related Officer's Issuance Certificate, and

                  (d)  for the Certificates, the Distribution Date in March,
2007.

                  Supplemental Principal Allocation: With respect to any Distribution Date related to the Wind Down Period or an Early Amortization Period, an amount (not less than zero) equal to the lesser of

                  (a) the excess, if any, of

                           (i) the product of

                                    (A) the percentage equivalent of a fraction
                                    (which shall never exceed 100%), the
                                    numerator of which is the Daily Trust
                                    Balance and the denominator of which is the principal balance of all Receivables (including Receivables included in the Retained Property) in the Accounts included in the Pool of Accounts, in each case, as of the termination of the Revolving Period, and

                                    (B) the aggregate amount of Principal
                                    Collections on all Receivables (including
                                    Receivables included in the Retained
                                    Property) in the Accounts in the Pool of Accounts for each day during the related Collection Period over

                           (ii) the aggregate amount of Trust Principal
                           Collections for each day during the related
                           Collection Period (provided, that no amount shall be included pursuant to clause (i)(B) or (ii) for any day in such Collection Period that occurred during the Revolving Period) and

                  (b) an amount equal to:

                           (i) the Daily Trust Balance as of the termination of the Revolving Period, plus

                           (ii) the Cash Collateral Amount on the last day of the Revolving Period, minus

                           (iii) the Available Trust Principal for each
                           Distribution Date from and after the final
                           Distribution Date for the Revolving Period through but excluding such current Distribution Date, minus

                           (iv) the amount added to unreimbursed Trust
                           Charge-Offs on each Distribution Date from and after the final Distribution Date for the Revolving Period through and including such current Distribution Date, minus

                           (v) Available Trust Principal for such current Distribution Date (assuming the Supplemental Principal Allocation for such Distribution Date was zero).

                  SWIFT V Reserve Funds: The Reserve Fund, the Cash Accumulation Reserve Fund, the Certificate Reserve Fund, if any, and any other fund designated as a SWIFT V Reserve Fund in an Officer's Issuance Certificate.

                  Targeted Final Payment Date: The Targeted Final Payment Date for the 1999-A Term Notes shall be the Distribution Date in May, 2004. The Targeted Final Payment Date for the 1999-RN1 Revolving Note initially shall be the Distribution Date in October, 1999 and shall be subject to extension as described in the related Officer's Issuance Certificate. With respect to any other series of Notes, the date, if any, set forth as such in the related Officer's Issuance Certificate.

                  Temporary Notes: The Notes specified in Section 2.3 of the Indenture.

                  Term Note: Any asset-backed term note executed by the Issuer by any of its Authorized Officers and authenticated by the Indenture Trustee in the form attached to the Officer's Issuance Certificate applicable to such series of term notes.

                  Term Noteholder:  Any Holder of a Term Note.

                  Term Notional Amount: For any day during a Collection Period, the Unaccumulated Principal Balance of the 1999-A Term Notes as of that day, including after giving effect to unreimbursed Trust Charge-Offs as of the close of business on the Distribution Date during that Collection Period.

                  Treasury Regulations: The regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  Trust: Superior Wholesale Inventory Financing Trust V, a Delaware business trust created pursuant to the Trust Agreement.

                  Trust Agreement: The Trust Agreement, dated as of the Initial Closing Date, between the Seller and the Owner Trustee, as amended and supplemented from time to time, including all Certificate Issuance Orders.

                  Trust Charge-Offs: With respect to any Distribution Date, the amount of the Trust Defaulted Amount for such Distribution Date that is not covered through the application of Trust Interest Collections and funds in the Reserve Fund or otherwise. As of any date, unreimbursed Trust Charge-Offs shall equal aggregate Trust Charge-Offs for all prior Distribution Dates unless and to the extent such amounts are treated as Additional Trust Principal pursuant to
Section 4.5(c) of the Trust Sale and Servicing Agreement; provided, however, that any Trust Charge-Offs allocated to any Notes as described in Section 4.5(g) of the Trust Sale and Servicing Agreement at the time of the final principal payment on such Notes shall reduce unreimbursed Trust Charge-Offs.

                  Trust Defaulted Amount: With respect to any Distribution Date, an amount (not less than zero) equal to the principal amount of all Defaulted Receivables.

                  Trust Equilibrium: Is achieved when the Daily Trust Balance equals the Daily Trust Invested Amount.

                  Trust Estate: All money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders and (only to the extent expressly provided in the Indenture) the Certificateholders (including, without limitation, the Collateral described in the Granting Clause of the Indenture), including the proceeds thereof, the Reserve Fund and the Reserve Fund Property pledged to the Indenture Trustee pursuant to the Trust Sale and Servicing Agreement and any other property and interests that are pledged to the Indenture Trustee for the benefit of Securityholders pursuant to a supplement to the Trust Sale and Servicing Agreement or otherwise.

                  Trust Indenture Act or TIA: The Trust Indenture Act of 1939, as amended.

                  Trust Interest Allocation: For any series of Notes, for any Distribution Date, an amount equal to the product of (1) Available Trust Interest less the amounts paid to the Servicer pursuant to clause (1) of Section 4.5(c)(i) of the Trust Sale and Servicing Agreement and (2) the Trust Interest Allocation Percentage for such series.

                  Trust Interest Allocation Percentage: With respect to any series of Notes, for any Distribution Date, a fraction calculated as set forth in the following equation:


         Trust Interest Allocation                                     (UPB of Note Series)
                Percentage =                 ------------------------------------------------------------------------
                                                     (UPB of All Term Notes) + (UPB of All Revolving Notes)

         where, for purposes of this equation only:

                           "UPB of Note Series" is

                                            (1) for a series of Term Notes, the
                                    Unaccumulated Principal Balance for such series of Term Notes and

                                            (2) for a series of Revolving Notes,
                                    the daily average outstanding principal
                                    balance for such series of Revolving Notes during the related Collection Period

                           "UPB of All Term Notes" is the Unaccumulated
                           Principal Balances of all series of Term Notes then outstanding; and

                           "UPB of All Revolving Notes" is the daily average of the outstanding principal balance of all Revolving Notes during the related Collection Period.

                  Trust Interest Collections: With respect to any Distribution Date (subject to adjustment as described in Section 4.5(c)(v) of the Trust Sale and Servicing Agreement), an amount equal to the sum of (a) the product of (i) the Trust Percentage and (ii) Interest Collections for the related Collection Period and (b) Recoveries.


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

                  Trust Percentage: With respect to any Distribution Date, the percentage equivalent of a fraction (which shall never exceed 100%), (a) the numerator of which is the average Daily Trust Balance during the related Collection Period and (b) the denominator of which is the average daily aggregate principal balance of all Receivables (including Receivables included in the Retained Property) in the Accounts in the Pool of Accounts during the related Collection Period.

                  Trust Principal Collections: With respect to any date, the sum of (a) the amount of Principal Collections on Receivables held by the Trust and
(b) the principal portion of all Warranty Payments and Administrative Purchase Payments, if any, on such date.

                  Trust Receivables Purchases: On any Business Day, the purchase by the Trust from the Seller of additional Receivables pursuant to Section 2.1(b) of the Trust Sale and Servicing Agreement.

                  Trust Sale and Servicing Agreement: The Trust Sale and Servicing Agreement, dated as of the Initial Closing Date, between the Seller, the Servicer and the Issuer, as amended and supplemented from time to time.

                  Trust Termination Date: The date specified in Section 7.1 of the Trust Agreement.

                  UCC: The Uniform Commercial Code as in effect in the States of Delaware, Michigan, or New York, and as may be amended from time to time.

                  Unaccumulated Principal Balance: With respect to any series of Term Notes as of a Distribution Date,

                  (1) the daily average of the outstanding principal balance of such Term Notes during the related Collection Period minus

                  (2) with respect to the 1999-A Term Notes the daily average during the related Collection Period of,

                           (x) the sum of the amount of funds on deposit in the Cash Accumulation Account, and

                           (y) the amount of funds on deposit in the Note Distribution Account in respect of the outstanding principal balance of the 1999-A Term Notes or, with respect to other series of Term Notes, the daily average of the amount of funds on deposit in any account during the related Collection Period for which funds are accumulated to pay principal on such series as specified under the terms of that series of Term Notes.

                  Uncertificated Security: As of any date, has the meaning given to such term under the applicable UCC as in effect on such date.

                  Undertaking Letter: Any letter referred to in Sections 3.4 and
9.12 of the Trust Agreement or Section 2.15 of the Indenture.

                  Unregistered Note: Any Note that has not been registered under the Securities Act and is subject to the provisions of Section 2.15 of the Indenture.

                  Unsatisfied Deficiency Amount: The amounts determined to be Unsatisfied Deficiency Amounts in Section 4.5(c)(ii) of the Trust Sale and Servicing Agreement.

                  Used Vehicles: Under GMAC's current practices and policies, Auction Vehicles and vehicles which have been previously titled; provided, however, that vehicles that are titled solely for purposes of state laws requiring demonstration vehicles to be titled shall not be considered Used Vehicles.

                  Vehicle:  An automobile or light truck.

                  Vehicle Collateral Security: With respect to an Account and the Receivables arising under such Account, the security interest in the Vehicles of the related Dealer granted to secure the obligations of such Dealer in connection therewith and any proceeds therefrom.

                  Voting Interests: As of any date, the aggregate outstanding Certificate Balance of all Certificates; provided, however, that if GMAC and its affiliates own less than 100% of the Certificates, Certificates owned by GMAC, the Trust or any Affiliate of GMAC or the Trust (other than the Seller) shall be disregarded and deemed not to be outstanding, except that, in determining whether the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Owner Trustee knows to be so owned shall be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Owner Trustee the pledgor's right so to act with respect to such Certificates and that the pledgee is not GMAC or the Trust or any Affiliate of GMAC or the Trust (other than the Seller).

                  WARCO: Wholesale Auto Receivables Corporation, a Delaware corporation and a wholly-owned subsidiary of GMAC.

                  Warranty Payment: The payment described in Section 2.5(a) of the Trust Sale and Servicing Agreement.

                  Warranty Receivable: A Receivable subject to repurchase as and to the extent described in Section 2.5(a) of the Trust Sale and Servicing Agreement.

                  Wind Down Period: The period commencing on the day immediately after the Scheduled Revolving Period Termination Date and continuing until the earlier of (a) the commencement of an Early Amortization Period and (b) the date on which all of the Securities have been paid in full. The first Distribution Date for the Wind Down Period shall be the Distribution Date related to the first Collection Period included in the Wind Down Period.


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

                         PART II - RULES OF CONSTRUCTION


(A) Accounting Terms. As used in this Appendix or the Basic Documents, accounting terms which are not defined, and accounting terms partly defined, herein or therein shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Appendix or the Basic Documents are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or the Basic Documents will control.

(B) "Hereof," etc. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Appendix or any Basic Document will refer to this Appendix or such Basic Document as a whole and not to any particular provision of this Appendix or such Basic Document; and Section, Schedule and Exhibit references contained in this Appendix or any Basic Document are references to Sections, Schedules and Exhibits in or to this Appendix or such Basic Document unless otherwise specified. The word "or" is not exclusive.

(C) Reference to Distribution Dates. With respect to any Distribution Date, the "related Collection Period," and the "related Record Date," will mean the Collection Period and Record Date, respectively, immediately preceding such Distribution Date, and the relationships among Collection Periods and Record Dates will be correlative to the foregoing relationships.

(D) Number and Gender. Each defined term used in this Appendix or the Basic Documents has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Appendix or the Basic Documents has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

(E) Including. Whenever the term "including" (whether or not that term is followed by the phrase "but not limited to" or "without limitation" or words of similar effect) is used in this Appendix or the Basic Documents in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.

                                   APPENDIX B

                         NOTICE ADDRESSES AND PROCEDURES

                  All requests, demands, directions, consents, waivers, notices, authorizations and communications provided or permitted under any Basic Document to be made upon, given or furnished to or filed with the Seller, the Servicer, the Administrator, the Indenture Trustee, the Issuer, the Owner Trustee, the Custodian or the Rating Agencies shall be in writing, personally delivered, sent by facsimile with a copy to follow via first class mail or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt:

                  (A)      in the case of the Seller, at the following address:

                           Wholesale Auto Receivables Corporation
                           Corporation Trust Center
                           1209 Orange Street
                           Wilmington, Delaware 19801

                  with a copy to:

                           D.C. Walker, Vice President
                           3031 West Grand Boulevard
                           Detroit, Michigan 48202

                  (B) in the case of the Servicer, the Administrator or the Custodian, at the following address:

                           P. D. Bull, Vice President
                           General Motors Acceptance Corporation
                           3031 West Grand Boulevard
                           Detroit, Michigan 48202

                  (C) in the case of the Indenture Trustee, at its Corporate Trust Office,

                  (D) in the case of the Issuer or the Owner Trustee, to the Owner Trustee at its Corporate Trust Office,

                           with a copy to:

                           Wholesale Auto Receivables Corporation
                           Attention: D. C. Walker, Vice President
                           3031 West Grand Boulevard
                           Detroit, Michigan 48202

         The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Indenture Trustee shall likewise promptly transmit any notice received by it from the Noteholders to the Issuer.

                  (E)      in the case of Moody's Investors Service, Inc., to:

                           Moody's Investors Service, Inc.
                           ABS Monitoring Department
                           99 Church Street
                           New York, New York 10007

                  (F) in the case of Standard & Poor's Ratings Services, to:

                           Standard & Poor's Ratings Services
                           25 Broadway
                           New York, New York 10004
                           Attention: Asset Backed Surveillance Department,

                           Or after June 1, 1999

                           Standard & Poor's Ratings Services
                           55 Water Street
                           29th Floor
                           New York, NY 10041-0003

                  (G)      in the case of Fitch IBCA, Inc., to:

                           Fitch IBCA, Inc.
                           One State Street Plaza
                           New York, New York 10004
                           Attention: Asset-Backed Surveillance

                  (H)      in the case of Duff & Phelps Credit Rating Co., to:

                           Duff & Phelps Credit Rating Co.
                           55 E. Monroe Street
                           Chicago, Illinois  60603
                           Attention:  Structured Finance Research & Monitoring

or at such other address as shall be designated by such Person in a written notice to the other parties to this Agreement.

                  Where any Basic Document provides for notice to Noteholders or Certificateholders of any condition or event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if it is in writing and mailed, first-class, postage prepaid to each Noteholder or Certificateholder affected by such condition or event, at such Person's address as it appears on the

Note Register or Certificate Register, as applicable, not later than the latest date, and not earlier than the earliest date, prescribed in such Basic Document for the giving of such notice. If notice to Noteholders or Certificateholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholders or Certificateholders shall affect the sufficiency of such notice with respect to other Noteholders or Certificateholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.